                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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                       INVESCO INTERNATIONAL FUNDS, INC.
                       INVESCO MANAGER SERIES FUNDS, INC.
                        INVESCO MONEY MARKET FUNDS, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                       INVESCO INTERNATIONAL FUNDS, INC.
                   INVESCO INTERNATIONAL BLUE CHIP VALUE FUND

                       INVESCO MANAGER SERIES FUNDS, INC.
                           INVESCO MULTI-SECTOR FUND

                        INVESCO MONEY MARKET FUNDS, INC.
                       INVESCO U.S. GOVERNMENT MONEY FUND

                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237

                                                                 August 25, 2003

Dear Shareholder:

     As you may be aware, AMVESCAP PLC, the parent company of your Fund's investment advisor, has undertaken an integration initiative for its North American mutual fund operations. In the first phase of the integration initiative, A I M Distributors, Inc. became the sole distributor for all retail INVESCO Funds and is now the distributor for all retail INVESCO Funds (including your Fund) and the retail AIM Funds.

     As a result of this integration initiative, the independent directors of your Board of Directors believe that your interests would best be served if the AIM Funds and the INVESCO Funds had a unified board of directors/trustees. The attached proxy statement seeks your vote in favor of the persons nominated to serve as directors.

     As part of the integration initiative, AMVESCAP PLC has also recommended restructuring the advisory and administrative servicing arrangements so that A I M Advisors, Inc. ("AIM") is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a proposed advisory agreement under which AIM will serve as the investment advisor for your Fund. Also, for INVESCO Multi-Sector Fund, your Board has approved a proposed sub-advisory agreement under which INVESCO Institutional (N.A.), Inc., an affiliate of INVESCO Funds Group, Inc. ("INVESCO"), which is currently serving as your Fund's investment advisor, will serve as sub-advisor. Finally, for INVESCO International Blue Chip Value Fund, your Board has approved a proposed sub-advisory agreement under which INVESCO Global Asset Management (N.A.), Inc., which is currently serving as your Fund's sub-advisor pursuant to an agreement with INVESCO, will serve as sub-advisor pursuant to an agreement with AIM. The portfolio management team for your Fund will not change as a result of this restructuring. The attached proxy statement seeks your approval of the new investment advisory agreement and, if applicable, the new sub-advisory agreement.

     The integration initiative also calls for changing the organizational structure of the INVESCO Funds and the AIM Funds. To accomplish this goal, AMVESCAP PLC has recommended that all INVESCO Funds and AIM Funds organized as Maryland corporations change their form and state of organization to Delaware statutory trusts. Your Board has approved redomesticating your Fund as a series of a newly organized Delaware statutory trust. The attached proxy statement seeks your approval of this redomestication.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. You may also vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications Inc., reminding you to vote your shares.

                                          Sincerely,

                                          -s- Raymond R. Cunningham
                                          Raymond R. Cunningham
                                          President

                       INVESCO INTERNATIONAL FUNDS, INC.
                   INVESCO INTERNATIONAL BLUE CHIP VALUE FUND

                       INVESCO MANAGER SERIES FUNDS, INC.
                           INVESCO MULTI-SECTOR FUND

                        INVESCO MONEY MARKET FUNDS, INC.
                       INVESCO U.S. GOVERNMENT MONEY FUND

                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 21, 2003

     To the Shareholders of each of the series portfolios of INVESCO International Funds, Inc., INVESCO Manager Series Funds, Inc. and INVESCO Money Market Funds, Inc. (each, a "Company," and together, the "Companies") listed above:

     We cordially invite you to attend our Special Meetings of Shareholders to:

          1. Elect 16 directors to the Board of Directors of each Company, each of whom will serve until his or her successor is elected and qualified.

          2. Approve a new investment advisory agreement with A I M Advisors, Inc. ("AIM") for your Fund.

          3. Approve a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. for INVESCO Multi-Sector Fund.

          4. Approve a new sub-advisory agreement between AIM and INVESCO Global Asset Management (N.A.), Inc. for INVESCO International Blue Chip Value Fund.

          5. Approve an Agreement and Plan of Reorganization which provides for the redomestication of INVESCO International Funds, Inc. as a Delaware statutory trust and, in connection therewith, the sale of all of INVESCO International Funds, Inc.'s assets and the dissolution of INVESCO International Funds, Inc. as a Maryland corporation.

          6. Approve an Agreement and Plan of Reorganization which provides for the redomestication of INVESCO Manager Series Funds, Inc. as a Delaware statutory trust and, in connection therewith, the sale of all of INVESCO Manager Series Funds, Inc.'s assets and the dissolution of INVESCO Manager Series Funds, Inc. as a Maryland corporation.

          7. Approve an Agreement and Plan of Reorganization which provides for the redomestication of INVESCO Money Market Funds, Inc. as a Delaware statutory trust and, in connection therewith, the sale of all of INVESCO Money Market Funds, Inc.'s assets and the dissolution of INVESCO Money Market Funds, Inc. as a Maryland corporation.

          8. Transact any other business, not currently contemplated, that may properly come before the Special Meetings, in the discretion of the proxies or their substitutes.

     We are holding the Special Meetings at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

     Shareholders of record of one or more of the Funds as of the close of business on July 25, 2003 are entitled to notice of, and to vote at, the applicable Special Meetings or any adjournment of the Special Meetings.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF EACH COMPANY. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED

PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETINGS. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE APPLICABLE COMPANY'S SECRETARY OR BY VOTING IN PERSON AT THE SPECIAL MEETINGS.

                                          -s- Glen A. Payne
                                          Glen A. Payne
                                          Secretary

August 25, 2003

                       INVESCO INTERNATIONAL FUNDS, INC.
                   INVESCO INTERNATIONAL BLUE CHIP VALUE FUND

                       INVESCO MANAGER SERIES FUNDS, INC.
                           INVESCO MULTI-SECTOR FUND

                        INVESCO MONEY MARKET FUNDS, INC.
                       INVESCO U.S. GOVERNMENT MONEY FUND

                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237

                        SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 21, 2003

                                  INTRODUCTION

     Each Proposal that you are being asked to vote on relates to or results from an integration initiative announced on March 27, 2003, by AMVESCAP PLC ("AMVESCAP"), the parent company of A I M Advisors, Inc. ("AIM") and INVESCO Funds Group, Inc. ("INVESCO"), with respect to its North American mutual fund operations. The primary components of AMVESCAP's integration initiative are:

     - Using a single distributor for all AMVESCAP mutual funds in the United States, with A I M Distributors, Inc. ("AIM Distributors"), the distributor for the retail mutual funds advised by AIM (the "AIM Funds"), replacing INVESCO Distributors, Inc. as the distributor for the retail mutual funds advised by INVESCO (the "INVESCO Funds") effective July 1, 2003.

     - Integrating back office support and creating a single platform for back office support of AMVESCAP's mutual fund operations in the United States, including such support services as transfer agency and information technology, with the result that shares of the AIM Funds and shares of the INVESCO Funds generally will be able to be exchanged for shares of the same or a similar class of each other.

     - Rationalizing and streamlining the various AIM Funds and INVESCO Funds, thereby reducing the number of smaller and less efficient funds that compete for limited shareholder assets and consolidating certain funds having similar investment objectives and strategies.

     - Rationalizing the contractual arrangements for the provision of investment advisory and administrative services to the AIM Funds and the INVESCO Funds, with the objective of having AIM become the investment advisor and administrator for each INVESCO Fund. To implement this component, each INVESCO Fund is seeking shareholder approval to enter into a new investment advisory agreement with AIM and certain INVESCO Funds are seeking shareholder approval of a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") with respect to such Funds, or, with respect to INVESCO International Blue Chip Value Fund, INVESCO Global Asset Management (N.A.), Inc. ("INVESCO Global"). Proposals 2, 3 and 4 relate to this component of AMVESCAP's integration initiative.

     - Simplifying the organizational structure of the AIM Funds and the INVESCO Funds so that they are all organized as Delaware statutory trusts, using as few entities as practicable. Proposals 5, 6 and 7 relate to this component of AMVESCAP's integration initiative.

     In considering the integration initiative proposed by AMVESCAP, the directors/trustees of the AIM Funds and the directors of the INVESCO Funds who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Funds or their advisors determined that the shareholders of both the AIM Funds and the INVESCO Funds would benefit if one set of directors/ trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, these directors/trustees agreed to combine the separate boards and create a unified board of directors/trustees. Proposal 1 relates to the election of directors of your Fund.

               INFORMATION ABOUT THE SPECIAL MEETINGS AND VOTING

PROXY STATEMENT

     We are sending you this Proxy Statement and the enclosed proxy card on behalf of the series portfolios of INVESCO International Funds, Inc., INVESCO Manager Series Funds, Inc. and INVESCO Money Market Funds, Inc. (each a "Company," and together, the "Companies") listed above (each a "Fund," and together, the "Funds") because the Boards of Directors of the Companies (the "Boards") are soliciting your proxy to vote at the Special Meetings of Shareholders and at any adjournments of the Special Meetings (collectively, the "Special Meetings"). This Proxy Statement gives you information about the business to be conducted at the Special Meetings. However, you do not need to attend a Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     The Companies intend to mail this Proxy Statement, the enclosed Notice of Special Meetings of Shareholders and the enclosed proxy card on or about August 25, 2003 to all shareholders entitled to vote. Shareholders of record of any class of a Fund as of the close of business on July 25, 2003 (the "Record Date") are entitled to vote at the applicable Special Meeting. The number of shares outstanding of each class of each Fund on the Record Date can be found in Exhibit A. Each share of a Fund that you own entitles you to one vote on each proposal set forth in the table below that applies to the Fund (a fractional share has a fractional vote).

     We have previously sent to shareholders the most recent annual report for their Fund, including financial statements, and the most recent semiannual report succeeding the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, please contact A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or call (800) 347-4246. We will furnish such report(s) free of charge.

PROPOSAL TABLE

     The following table summarizes each proposal to be presented at the Special Meetings and the Funds whose shareholders the Boards are soliciting with respect to each proposal:

                  PROPOSAL                                     AFFECTED FUNDS
                  --------                                     --------------
1. Electing directors                                             All Funds
2. Approving a new investment advisory                            All Funds
   agreement with AIM for your Fund
3. Approving a new sub-advisory agreement                 INVESCO Multi-Sector Fund
   between AIM and INVESCO Institutional for
   your Fund
4. Approving a new sub-advisory agreement        INVESCO International Blue Chip Value Fund
   between AIM and INVESCO Global for your
   Fund
5. Approving an Agreement and Plan of            INVESCO International Blue Chip Value Fund
   Reorganization (the "IIFI Plan") to
   redomesticate INVESCO International Funds,
   Inc. as a Delaware statutory trust
6. Approving an Agreement and Plan of                     INVESCO Multi-Sector Fund
   Reorganization (the "IMSFI Plan") to
   redomesticate INVESCO Manager Series
   Funds, Inc. as a Delaware statutory trust
7. Approving an Agreement and Plan of                INVESCO U.S. Government Money Fund
   Reorganization (the "IMMFI Plan") to
   redomesticate INVESCO Money Market Funds,
   Inc. as a Delaware statutory trust
8. Considering other matters                                      All Funds

TIME AND PLACE OF SPECIAL MEETINGS

     We are holding the Special Meetings at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

VOTING IN PERSON

     If you do attend a Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call the Companies at (800) 952-3502 if you plan to attend a Special Meeting.

VOTING BY PROXY

     Whether you plan to attend a Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend a Special Meeting and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at a Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of your Company as follows and in accordance with management's recommendation on other matters:

     - FOR the election of all 16 nominees for director of your Company.

     - FOR the proposal to approve a new investment advisory agreement with AIM for your Fund.

     - FOR the proposal to approve a new sub-advisory agreement between AIM and INVESCO Institutional for INVESCO Multi-Sector Fund.

     - FOR the proposal to approve a new sub-advisory agreement between AIM and INVESCO Global for INVESCO International Blue Chip Value Fund.

     - FOR the proposal to approve the IIFI Plan to redomesticate INVESCO International Funds, Inc. as a Delaware statutory trust.

     - FOR the proposal to approve the IMSFI Plan to redomesticate INVESCO Manager Series Funds, Inc. as a Delaware statutory trust.

     - FOR the proposal to approve the IMMFI Plan to redomesticate INVESCO Money Market Funds, Inc. as a Delaware statutory trust.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meetings.

     If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the applicable Company's Secretary in writing to the address of such Company set forth on the cover page of this Proxy Statement before the Special Meetings that you have revoked your proxy. In addition, although merely attending a Special Meeting will not revoke your proxy, if you are present at a Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meetings in the discretion of the proxies or their substitutes.

VOTING BY TELEPHONE OR THE INTERNET

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for Proposals 1, 5, 6 and 7 for a particular Company if shareholders entitled to vote one-third of the issued and outstanding shares of such Company on the Record Date are present at the Special Meetings in person or by proxy. A quorum will exist for Proposals 2, 3 and 4 for a particular Fund if shareholders entitled to vote one-third of the issued and outstanding shares of such Fund on the Record Date are present at the Special Meetings in person or by proxy.

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will be entitled to vote your shares even if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

     Abstentions and broker non-votes will count as shares present at the Special Meetings for purposes of establishing a quorum.

     If a quorum is not present at a Special Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such an adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE EACH PROPOSAL

     PROPOSAL 1. The affirmative vote of a plurality of votes cast by the shareholders of a Company is necessary to elect directors of that Company at the Special Meetings, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

     PROPOSALS 2, 3 AND 4. Approval of Proposals 2, 3 and 4 requires the lesser of (a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of your Fund. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against Proposals 2, 3 and 4 because approval of Proposals 2, 3 and 4 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

     PROPOSALS 5, 6 AND 7. Approval of Proposals 5, 6 and 7 requires the affirmative vote of a majority of the issued and outstanding shares of the applicable Company. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meetings. As a result, they have the same effect as a vote against Proposals 5, 6 and 7 because approval of Proposals 5, 6 and 7 requires the affirmative vote of a percentage of the outstanding voting securities.

PROXY SOLICITATION

     The Companies have engaged the services of Georgeson Shareholder Communications Inc. ("Solicitor") to assist in the solicitation of proxies for the Special Meetings. Solicitor's costs are estimated to be in the aggregate approximately $18,500. The Companies expect to solicit proxies principally by mail, but the Companies or Solicitor may also solicit proxies by telephone, facsimile or personal interview. The Companies' officers will not receive any additional or special compensation for any such solicitation. Each Fund will pay for its proportionate share of the cost of soliciting proxies, the printing and mailing of this Proxy Statement, the attached Notice of Special Meetings of Shareholders, the enclosed proxy card, and any further solicitation.

OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meetings other than those discussed in this Proxy Statement. If any other matters properly come before the Special Meetings, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

SHAREHOLDER PROPOSALS

     As a general matter, the Funds do not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of your Fund, you should send such proposal to the applicable Company at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a meeting of shareholders, the applicable Company must receive proposals a reasonable time before proxy materials are prepared for the meeting. Your proposal also must comply with applicable law.

     For discussion of how to propose an individual for nomination as a director, please refer to the section of this Proxy Statement entitled "Proposal 1 -- Current Committees of the Boards -- Nominating Committee."

                                 PROPOSAL 1 --
                             ELECTION OF DIRECTORS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 1?

     Proposal 1 applies to the shareholders of all Funds.

BACKGROUND

     In considering the integration initiative proposed by AMVESCAP, the independent directors of the INVESCO Funds and the independent directors/trustees of the AIM Funds determined that the shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds agreed to combine the separate boards and create a unified board of directors/trustees.

STRUCTURE OF THE BOARD OF DIRECTORS

     The Board of each Company currently consists of the following 11 persons:
Bob R. Baker, Sueann Ambron, Victor L. Andrews, Lawrence H. Budner, James T. Bunch, Raymond R. Cunningham, Richard W. Healey, Gerald L. Lewis, John W. McIntyre, Larry Soll, Ph.D. and Mark H. Williamson. Eight of the current directors are "independent," meaning they are not "interested persons" of each Company within the meaning of the 1940 Act. Three of the current directors are "interested persons" because of their business and financial relationships with each Company and INVESCO, its investment advisor, and/or INVESCO's parent, AMVESCAP. Six of the current directors have declined to stand for re-election as directors of each Company. Therefore, their terms as directors of each Company will end upon the election and qualification of their successor directors at the Special Meeting.

NOMINEES FOR DIRECTORS

     Each Company's nominating committee (which consists solely of independent directors) has approved the nomination of five of the 11 current directors, as set forth below, each to serve as director until his successor is elected and qualified. In addition, the nominating committee has approved the nomination of 11 new nominees, as set forth below, each to serve as director until his or her successor is elected and qualified. These 11 new nominees were nominated to effect the proposed combination of the Boards of Directors/Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds.

     Each nominee who is a current director serves as a director of the ten registered investment companies comprising the INVESCO Funds. Each nominee who is a current director oversees 46 portfolios which comprise the INVESCO Funds. The business address of each nominee who is a current director is 4350 South Monaco Street, Denver, Colorado 80237.

     Each new nominee serves as a director or trustee of the 17 registered investment companies comprising the AIM Funds. Each new nominee currently oversees 86 portfolios which comprise the AIM Funds. The business address of each new nominee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     If elected, each nominee would oversee a total of 27 registered investment companies currently comprising 132 portfolios.

  NOMINEES WHO CURRENTLY ARE INDEPENDENT DIRECTORS

                                 DIRECTOR      PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH            SINCE          DURING PAST 5 YEARS           OTHER DIRECTORSHIP(S) HELD
----------------------           --------      -----------------------         --------------------------
Bob R. Baker -- 1936...........   1983(1)   Consultant (2000-present);       None
                                            formerly, President and Chief
                                            Executive Officer (1988-2000)
                                            of AMC Cancer Research Center,
                                            Denver, Colorado; until mid-
                                            December 1988, Vice Chairman
                                            of the Board of First Columbia
                                            Financial Corporation,
                                            Englewood, Colorado; formerly,
                                            Chairman of the Board and
                                            Chief Executive Officer of
                                            First Columbia Financial
                                            Corporation.
James T. Bunch -- 1942.........   2000(1)   Co-President and Founder of      None
                                            Green, Manning & Bunch Ltd.,
                                            Denver, Colorado
                                            (1988-present) (investment
                                            banking firm); Director,
                                            Policy Studies, Inc. and Van
                                            Gilder Insurance Corporation;
                                            formerly, General Counsel and
                                            Director of Boettcher & Co.,
                                            Denver, Colorado; and
                                            formerly, Chairman and
                                            Managing Partner, law firm of
                                            Davis, Graham & Stubbs,
                                            Denver, Colorado.
Gerald J. Lewis -- 1933........   2000(1)   Chairman of Lawsuit Resolution   General Chemical Group, Inc.,
                                            Services, San Diego,             Hampdon, New Hampshire
                                            California (1987-present);       (1996-present), Wheelabrator
                                            formerly, Associate Justice of   Technologies, Inc. (waste
                                            the California Court of          management company), Fisher
                                            Appeals; and Of Counsel, law     Scientific, Inc., Henley
                                            firm of Latham & Watkins, San    Manufacturing, Inc.
                                            Diego, California (1987-1997).   (laboratory supplies), and
                                                                             California Coastal Properties,
                                                                             Inc.
Larry Soll, Ph.D. -- 1942......   1997(1)   Retired; formerly, Chairman of   Synergen Inc. (since
                                            the Board (1987-1994), Chief     incorporation in 1982) and
                                            Executive Officer (1982-1989     Isis Pharmaceuticals, Inc.
                                            and 1993-1994) and President
                                            (1982-1989) of Synergen Inc.
                                            (biotechnology company); and
                                            formerly, trustee of INVESCO
                                            Global Health Sciences Fund.

---------------

(1) Denotes service as director each Company.

  NOMINEE WHO CURRENTLY IS AN INTERESTED PERSON

                                    DIRECTOR      PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH               SINCE          DURING PAST 5 YEARS         OTHER DIRECTORSHIP(S) HELD
----------------------              --------      -----------------------       --------------------------
Mark H. Williamson(1) -- 1951.....   1998(2)   Director, President and Chief   Director/trustee of each of
                                               Executive Officer, A I M        the 17 AIM Funds
                                               Management Group Inc.;
                                               Director, Chairman and
                                               President, A I M Advisors,
                                               Inc. (registered investment
                                               advisor); Director, A I M
                                               Distributors, Inc.
                                               (registered broker dealer);
                                               and Chief Executive Officer
                                               of the AIM Division of
                                               AMVESCAP PLC (2003-present);
                                               formerly Chief Executive
                                               Officer, Managed Products
                                               Division, AMVESCAP PLC
                                               (2001-2002); Chairman of the
                                               Board (1998-2002), President
                                               (1998-2002) and Chief
                                               Executive Officer (1998-2002)
                                               of INVESCO Funds Group, Inc.
                                               (registered investment
                                               advisor) and INVESCO
                                               Distributors, Inc.
                                               (registered broker dealer);
                                               Chief Operating Officer and
                                               Chairman of the Board of
                                               INVESCO Global Health
                                               Sciences Fund; Chairman and
                                               Chief Executive Officer of
                                               NationsBanc Advisors, Inc.;
                                               and Chairman of NationsBanc
                                               Investments, Inc.

---------------

(1) Mr. Williamson is considered an interested person of the Companies because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Companies.

(2) Denotes service as director of each Company.

  NEW NOMINEES WHO WILL BE INDEPENDENT DIRECTORS

                                          PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                      DURING PAST 5 YEARS             OTHER DIRECTORSHIP(S) HELD
----------------------                    -----------------------           --------------------------
Frank S. Bayley -- 1939...........   Of Counsel, law firm of Baker &     Badgley Funds, Inc. (registered
                                     McKenzie                            investment company)
Bruce L. Crockett -- 1944.........   Chairman, Crockett Technology       ACE Limited (insurance company);
                                     Associates (technology consulting   Captaris, Inc. (unified messaging
                                     company) and Captaris, Inc.         provider)
                                     (unified messaging provider)
Albert R. Dowden -- 1941..........   Director of a number of public      Cortland Trust, Inc. (Chairman)
                                     and private business                (registered investment company);
                                     corporations, including the Boss    Annuity and Life Re (Holdings),
                                     Group, Ltd. (private investment     Ltd. (insurance company)
                                     and management) and Magellan
                                     Insurance Company; formerly,
                                     President, Chief Executive
                                     Officer and Director, Volvo Group
                                     North America, Inc.; Senior Vice
                                     President, AB Volvo and director
                                     of various affiliated Volvo Group
                                     companies

                                          PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                      DURING PAST 5 YEARS             OTHER DIRECTORSHIP(S) HELD
----------------------                    -----------------------           --------------------------
Edward K. Dunn, Jr. -- 1935.......   Formerly, Chairman, Mercantile      None
                                     Mortgage Corp.; President and
                                     Chief Operating Officer,
                                     Mercantile-Safe Deposit & Trust
                                     Co.; and President, Mercantile
                                     Bankshares Corp.
Jack M. Fields -- 1952............   Chief Executive Officer, Twenty     Administaff
                                     First Century Group, Inc.
                                     (government affairs company) and
                                     Texana Timber LP
Carl Frischling -- 1937...........   Partner, law firm of Kramer Levin   Cortland Trust, Inc. (registered
                                     Naftalis & Frankel LLP              investment company)
Prema Mathai-Davis -- 1950........   Formerly, Chief Executive           None
                                     Officer, YWCA of the USA
Lewis F. Pennock -- 1942..........   Partner, law firm of Pennock &      None
                                     Cooper
Ruth H. Quigley -- 1935...........   Retired                             None
Louis S. Sklar -- 1939............   Executive Vice President,           None
                                     Development and Operations, Hines
                                     Interests Limited Partnership
                                     (real estate development company)

  NEW NOMINEE WHO WILL BE AN INTERESTED PERSON

                                          PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                      DURING PAST 5 YEARS             OTHER DIRECTORSHIP(S) HELD
----------------------                    -----------------------           --------------------------
Robert H. Graham(1) -- 1946.......   Director and Chairman, A I M        None
                                     Management Group Inc. (financial
                                     services holding company);
                                     Director and Vice Chairman,
                                     AMVESCAP PLC (parent of AIM and a
                                     global investment management
                                     firm) and Chairman, AMVESCAP
                                     PLC -- AIM Division; formerly,
                                     President and Chief Executive
                                     Officer, A I M Management Group
                                     Inc.; Director, Chairman and
                                     President, A I M Advisors, Inc.
                                     (registered investment advisor);
                                     Director and Chairman, A I M
                                     Capital Management, Inc.
                                     (registered investment advisor),
                                     A I M Distributors, Inc.
                                     (registered broker dealer), A I M
                                     Fund Services, Inc. (registered
                                     transfer agent), and Fund
                                     Management Company (registered
                                     broker dealer); and Chief
                                     Executive Officer, AMVESCAP
                                     PLC -- Managed Products

---------------

(1) Mr. Graham will be considered an interested person of the Companies because he is a director of AMVESCAP PLC, parent of the advisor to, and principal underwriter of, the Companies.

THE BOARDS' RECOMMENDATION ON PROPOSAL 1

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" these 16 nominees.

CURRENT COMMITTEES OF THE BOARDS

     Each Board currently has nine standing committees: an audit committee, an investments and management liaison committee, a brokerage committee, a derivatives committee, a valuation committee, a legal committee, a compensation committee, a retirement plan committee and a nominating committee.

  AUDIT COMMITTEE

     Each Company has an audit committee established for the purpose of overseeing the accounting and financial reporting process of the applicable Company and audits of the financial statements of such Company. Each audit committee is comprised entirely of independent directors. The committee meets quarterly with the applicable Company's independent accountants and officers to review accounting principles used by such Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. The current members of each audit committee are Messrs. Baker, Budner, Lewis and McIntyre.

  EXECUTIVE COMMITTEE

     Each Company has an executive committee. On occasion, the committee acts upon the current and ordinary business of the applicable Company between the meetings of the applicable Board. Except for certain powers which, under applicable law, may only be exercised by the full Board, the committee may exercise all powers and authority of the applicable Board in the management of the business of the applicable Company. All decisions are subsequently submitted for ratification by the applicable Board. The current members of each executive committee are Messrs. Baker, Bunch, McIntyre and Williamson.

  INVESTMENTS AND MANAGEMENT LIAISON COMMITTEE

     Each Company has an investments and management liaison committee which meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of the applicable Company, and to review investment, legal and operational matters which have been assigned to the committee by the applicable Board, in furtherance of the applicable Board's overall duty of supervision. The current members of each investments and management liaison committee are Messrs. Andrews, Baker, Bunch, Soll and Dr. Ambron.

  BROKERAGE COMMITTEE

     Each Company has a brokerage committee. The committee meets periodically to review soft dollar and other brokerage transactions by the Funds and to review policies and procedures of INVESCO with respect to brokerage transactions. It reports on these matters to the applicable Board. The current members of each brokerage committee are Messrs. Budner, Bunch and McIntyre.

  DERIVATIVES COMMITTEE

     Each Company has a derivatives committee. The committee meets periodically to review derivatives investments made by the Funds. It monitors the use of derivatives by the Funds and the procedures utilized by INVESCO to ensure that the use of such instruments follows the policies adopted by the applicable Board. The committee reports on these matters to the applicable Board. The current members of each derivatives committee are Messrs. Andrews, Lewis and Soll.

  NOMINATING COMMITTEE

     Each Company has a nominating committee. The committee meets periodically to review and nominate candidates for positions as independent directors to fill vacancies on the board of directors. The nominating committee will consider nominees recommended by shareholders. If a shareholder desires to nominate a candidate, the shareholder must submit a request in writing to the Chairman of the nominating committee. The current members of each nominating committee are Messrs. Baker, Bunch, Lewis and Soll.

  LEGAL COMMITTEE

     Each Company has a legal committee. The committee meets periodically to review compensation arrangements with counsel to the applicable Company and to its independent directors. The committee reports on these matters to the applicable Board. The current members of each legal committee are Messrs. Bunch, Lewis and McIntyre.

  COMPENSATION COMMITTEE

     Each Company has a compensation committee. The committee meets periodically to review compensation arrangements of the applicable Company's independent directors. The committee reports on these matters to the applicable Board. The current members of each compensation committee are Messrs. Andrews, Baker, Budner and Soll.

  VALUATION COMMITTEE

     Each Company has a valuation committee. The committee meets periodically to review valuation issues regarding investments made by the Funds. The committee reports on these matters to the applicable Board. The current members of each valuation committee are Messrs. Baker, Bunch, Cunningham and McIntyre.

  RETIREMENT PLAN COMMITTEE

     Each Company has a retirement plan committee. The committee meets periodically to review the applicable Company's retirement arrangements for its independent directors. The committee reports on these matters to the applicable Board. The current members of each retirement plan committee are Messrs. Andrews, Baker, Budner, Cunningham and Soll.

BOARD AND COMMITTEE MEETING ATTENDANCE

     The following table sets forth information regarding the number of meetings held by each Board and each committee of each Board for each Company's most recently completed fiscal year. All of the current directors then serving attended at least 75% of the meetings of each Board or applicable committee held during the most recent fiscal year.

                                                                   INVESTMENT
                                                                      AND
                                                                   MANAGEMENT
                                             AUDIT     EXECUTIVE    LIAISON     BROKERAGE   DERIVATIVES   VALUATION     LEGAL
                                    BOARD  COMMITTEE   COMMITTEE   COMMITTEE    COMMITTEE    COMMITTEE    COMMITTEE   COMMITTEE
                                    -----  ---------   ---------   ----------   ---------   -----------   ---------   ---------
INVESCO International Funds,        Five     Three       None        Three        Three        Three        None          Two
 Inc.(1)..........................
INVESCO Manager Series Funds,       Eight     Four       None         Four         Four         Four        None        Three
 Inc.(2)..........................
INVESCO Money Market Funds,         Seven     Four       None         Four         Four         Four        None        Three
 Inc.(3)..........................


                                                   RETIREMENT
                                    COMPENSATION      PLAN      NOMINATING
                                     COMMITTEE     COMMITTEE    COMMITTEE
                                    ------------   ----------   ----------
INVESCO International Funds,             Two          None          Two
 Inc.(1)..........................
INVESCO Manager Series Funds,           Four          None          Two
 Inc.(2)..........................
INVESCO Money Market Funds,              Two          None         Four
 Inc.(3)..........................

---------------

(1) Information disclosed is for the fiscal year ended October 31, 2002.

(2) Information disclosed is for the fiscal year ended August 31, 2002.

(3) Information disclosed is for the fiscal year ended May 31, 2003.

FUTURE COMMITTEE STRUCTURE

     As a result of the combination of the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds, it is expected that each Board will adopt a committee structure that is the same as that which is in effect for the AIM Funds, so that each Board will have four committees:

an Audit Committee, a Committee on Directors/Trustees, an Investments Committee and a Valuation Committee. These committees are described below.

  AUDIT COMMITTEE

     Each Audit Committee will be comprised entirely of independent directors. Each Audit Committee will be responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by each Fund (including resolution of disagreements between your Fund's management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of each Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy of financial reporting and asset valuation; and (iv) pre-approving permissible non-audit services that are provided to each Fund by its independent auditors.

  COMMITTEE ON DIRECTORS/TRUSTEES

     Each Committee on Directors/Trustees will be comprised entirely of independent directors and will be responsible for: (i) nominating persons who are not interested persons of Company for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the applicable Company at meetings called for the election of directors; (ii) nominating persons who are not interested persons of the applicable Company for selection as members of each committee of the Board, including, without limitation, the audit committee, the committee on directors, the investments committee and the valuation committee, and to nominate persons for selection as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the independent directors and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the applicable Company.

  INVESTMENTS COMMITTEE

     Each Investments Committee will be responsible for: (i) overseeing the advisor's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

  VALUATION COMMITTEE

     Each Valuation Committee will be responsible for: (i) periodically reviewing the advisor's procedures for valuing securities ("Procedures"), and making any recommendations to the advisor with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by the advisor from time to time;
(iii) periodically reviewing information provided by the advisor regarding industry developments in connection with valuation; (iv) periodically reviewing information from the advisor regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the committee or to the committee and the full Board simultaneously); and (v) if requested by the advisor, assisting the advisor's internal valuation committee and/or the full Board in resolving particular valuation anomalies.

DIRECTOR'S COMPENSATION

     Each director who is independent is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director of other INVESCO Funds. Each such director receives a fee, allocated among the INVESCO Funds for which he or she serves as a director, which consists of an annual retainer component and a meeting fee component.

     Information regarding compensation paid or accrued for each continuing director of the Companies who was not affiliated with INVESCO during the year ended December 31, 2002 is found in Exhibit B.

CURRENT RETIREMENT PLAN FOR DIRECTORS

     The Boards of Directors of the INVESCO Funds have adopted a Retirement Plan (the "Retirement Plan") and a Deferred Retirement Plan Account Agreement (the "Account Agreement"). Certain of the independent directors of each Company participate either in the Retirement Plan or in the Account Agreement. Under the Retirement Plan and the Account Agreement, each participating director who is not an interested person of the INVESCO Funds and who has served for at least five years (a "Participating Qualified Director") is entitled to receive a benefit upon retirement.

     Commencing with attainment of age 72 by a Participating Qualified Director who has elected to participate in the Retirement Plan and who voluntarily retires prior to reaching age 72, and commencing with the date of retirement of a Participating Qualified Director who retires upon reaching age 72 or at any time subsequent to age 72 up to the mandatory retirement age of 75, a Participating Qualified Director shall receive quarterly payments at an annual rate of $34,000 (the "Annual Benefit"). Directors who became Participating Qualified Directors on or before January 1, 2001 who retire upon reaching age 72 (or at age 73 or 74, if the director extends his retirement date for one to two years, but less than three years) are entitled to payment for one year of twice the Annual Benefit. Payment of the Annual Benefit will continue for the remainder of the Participating Qualified Director's life or ten years, whichever is longer. If a Participating Qualified Director becomes disabled before the date upon which his or her Annual Benefit payments would normally commence, such benefit payments will begin. If a Participating Qualified Director dies prior to the receipt of the Annual Benefit for ten years, the Annual Benefit will be paid to his/her beneficiary or estate until an aggregate of ten years of payments has been received. A Participating Qualified Director who has elected to participate in the Retirement Plan receives no benefits from the Account Agreement. The cost of the Retirement Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee administering the Retirement Plan.

     A Participating Qualified Director who has elected to participate in the Account Agreement receives no benefits from the Retirement Plan. Pursuant to the terms of the Account Agreement, a deferred retirement account is established for a Qualified Participating Director (the "Account"). The dollar amount credited to the Account is in an amount which, based upon an assumed account appreciation rate per annum (currently 5.75%), will provide the Participating Qualified Director with an account value of $340,000 upon reaching age 72. Once the initial dollar amount of the Account is established, Account proceeds are invested in shares of one or more of the INVESCO Funds. The value of the Account fluctuates with the appreciation or depreciation in the shares of the INVESCO Funds owned by the Account and Account shares are increased by the amount of any dividends and capital gains distributions paid with respect to the shares. Upon retirement, a Participating Qualified Director is entitled to receive the value in the Account either in a lump sum payment or in payments over a stipulated number of months. The Account value continues to fluctuate as long as monthly payments are made. If a Participating Qualified Director becomes disabled or dies prior to his or her retirement and if, at the time of disability or death, the value of a Participating Qualified Director's Account is less than $340,000, the Director or the Director's beneficiary or estate will not be paid the value in the Account but will receive $34,000 per annum for ten years. If, at the time of the Participating Qualified Director's death or disability prior to retirement, the value in the director's Account is $340,000 or more, the Participating Qualified Director or his or her estate or beneficiary will receive the value in the Account either in a lump sum or in quarterly installments. The cost of providing the initial dollar amount to be allocated to a Participating Qualified Director's Account and the cost of payment of any death or disability benefit that aggregates more than the Account value will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by a committee appointed to administer the Account Agreement.

     The Companies have no stock options, pension, or retirement plans for affiliated directors of the INVESCO Funds or for management or other personnel, and pay no salary or compensation to any of their officers.

CURRENT DEFERRED COMPENSATION PLAN

     The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. Certain of the deferred amounts have been invested in the shares of all INVESCO Funds except INVESCO Funds offered by INVESCO Variable Investment Funds, Inc., in which the directors are legally precluded from investing. Each independent director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any INVESCO Fund shares the independent director may own either directly or beneficially. Each of the independent directors has agreed to invest a minimum of $100,000 of his or her own resources in shares of the INVESCO Funds. Compensation contributed to a deferred compensation plan may constitute all or a portion of this $100,000 commitment.

NEW RETIREMENT PLAN FOR DIRECTORS

     The Boards of Directors of the INVESCO Funds intend to adopt a new retirement plan (the "New Retirement Plan") for the directors of each Company who are not affiliated with INVESCO, which will be effective as of the date of the Special Meeting. The New Retirement Plan also will be adopted by the Boards of Directors/Trustees of the AIM Funds. The reason for adoption of the New Retirement Plan is to provide for consistency in the retirement plans for the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds. The retirement plan will include a retirement policy as well as retirement benefits for independent directors.

     The retirement policy will permit each independent director to serve until December 31 of the year in which the director turns 72. A majority of the directors will be able to extend from time to time the retirement date of a director.

     Annual retirement benefits will be available to each independent director of the Companies and/or the other INVESCO Funds and AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a director (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the director's annual retainer paid or accrued by any Covered Fund to such director during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the director. The annual retirement benefits will be payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such director's credited years of service. A death benefit will also be available under the New Retirement Plan that will provide a surviving spouse with a quarterly installment of 50% of a deceased director's retirement benefits for the same length of time that the director would have received the benefits based on his or her service. A director must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit. Payment of benefits under the New Retirement Plan will not be secured or funded by the Companies.

     Upon the effectiveness of the New Retirement Plan, the independent directors will cease to accrue benefits under the Retirement Plan and the Account Agreement. Messrs. Baker and Soll will not receive any additional benefits under the Retirement Plan or the Account Agreement, but will be entitled to amounts which have been previously funded under the Retirement Plan or the Account Agreement for their benefit. An affiliate of INVESCO will reimburse Company for any amounts funded by the Companies for Messrs. Baker and Soll under the Retirement Plan and the Account Agreement.

NEW DEFERRED COMPENSATION AGREEMENTS

     The Boards of Directors of the INVESCO Funds intend to adopt new deferred compensation agreements which are consistent with the deferred compensation agreements adopted by the Boards of

Directors/Trustees of the AIM Funds. Pursuant to the new deferred compensation agreements ("New Compensation Agreements"), a director will have the option to elect to defer receipt of up to 100% of his or her compensation payable by the Companies, and such amounts are placed into a deferral account. The deferring directors will have the option to select various INVESCO Funds in which all or part of their deferral account will be deemed to be invested. The list of funds may change from time to time and may include AIM Funds in addition to INVESCO Funds. Distributions from the deferring directors' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years (depending on the New Compensation Agreement) beginning on the date selected under the New Compensation Agreement.

     The Boards, in their sole discretion, will be able to accelerate or extend the distribution of such deferral accounts after the deferring directors' retirement benefits commence under the New Retirement Plan. The Boards, in their sole discretion, also will be able to accelerate or extend the distribution of such deferral accounts after the deferring directors' termination of service as a director of the Companies. If a deferring director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The New Compensation Agreements will not be funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors will have the status of unsecured creditors of the Companies and of each other INVESCO Fund or AIM Fund from which they will be deferring compensation.

INVESTMENT ADVISOR

     INVESCO, 4350 South Monaco Street, Denver, Colorado 80237, currently is the investment advisor for the Funds.

ADMINISTRATOR

     INVESCO, 4350 South Monaco Street, Denver, Colorado 80237, currently is the administrator for the Funds.

PRINCIPAL UNDERWRITER

     AIM Distributors, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the principal underwriter for the Funds.

OFFICERS OF THE COMPANIES

     Information regarding the current officers of the Companies can be found in Exhibit C.

SECURITY OWNERSHIP OF MANAGEMENT

     Information regarding the ownership of each class of each Fund's shares by the directors, nominees and current executive officers of the Companies can be found in Exhibit D.

OWNERSHIP OF SHARES

     A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of the Companies owned 5% or more of any class of the outstanding shares of each Fund can be found in Exhibit E.

DIRECTOR OWNERSHIP OF FUND SHARES

     The dollar range of equity securities beneficially owned by each continuing director and nominee as of December 31, 2002 (i) in each Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the director and nominee within the INVESCO Funds complex can be found in Exhibit F.

                                 PROPOSAL 2 --
                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 2?

     Proposal 2 applies to the shareholders of all Funds.

BACKGROUND

     INVESCO currently serves as the investment advisor to your Fund. AMVESCAP has recommended restructuring the advisory and administrative servicing arrangements so that AIM is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a new advisory agreement under which AIM will serve as the investment advisor for your Fund. With respect to INVESCO Multi-Sector Fund only, your Board has approved a new sub-advisory agreement under which INVESCO Institutional, an affiliate of INVESCO, which is currently serving as your Fund's investment advisor, will serve as sub-advisor. With respect to INVESCO International Blue Chip Value Fund only, your Board has approved a new sub-advisory agreement under which INVESCO Global, which is currently serving as your Fund's sub-advisor pursuant to an agreement with INVESCO, will serve as sub-advisor pursuant to an agreement with AIM. The portfolio management team for your Fund will not change as a result of this restructuring.

     The Board recommends that you approve the new advisory agreement between AIM and the applicable Company for your Fund. The Board is asking you to vote on this new agreement because a Company may enter into a new advisory agreement for a Fund only with shareholder approval. If approved, this new agreement would replace the current advisory agreement between INVESCO and the applicable Company for your Fund. The form of the proposed Master Investment Advisory Agreement between AIM and each Company is at Appendix I.

     Under the new arrangements, the advisory fees paid by your Fund will not change. If shareholders of your Fund approve Proposal 2, the applicable Company for your Fund will also enter into a new Master Administrative Services Agreement with AIM that will replace the current Administrative Services Agreement between such Company and INVESCO, and move the provision of certain administrative services currently provided by INVESCO pursuant to the current advisory agreement between such Company and INVESCO to the Master Administrative Services Agreement with AIM. If the proposed advisory agreement is approved and these new arrangements are implemented, the aggregate fees paid by your Fund for advisory and administrative services will not increase.

     Any voluntary or contractual expense limitations and fee waivers that have been agreed to by INVESCO and the applicable Company with respect to your Fund will not be terminated if the proposed new advisory agreement with AIM is approved. Instead, AIM will assume INVESCO's obligations with respect to these voluntary and contractual expense limitations and fee waivers, on the same terms and conditions.

     If INVESCO and the applicable Company have entered into voluntary or contractual expense limitations or fee waivers with respect to your Fund, INVESCO currently is entitled to reimbursement from a share class of your Fund that has fees and expenses absorbed pursuant to this arrangement if such reimbursement does not cause such share class to exceed the expense limitation and the reimbursement is made within three years after INVESCO incurred the expense. If the proposed new advisory agreement with AIM is approved, INVESCO will assign to AIM its right to be reimbursed with respect to fees and expenses absorbed by it. Other than substituting AIM for INVESCO as the party having the right to be reimbursed, this assignment will not alter in any way the rights or obligations of your Fund or its shareholders.

     A description of how the proposed advisory agreement differs from the current advisory agreement is set forth below under "Terms of the Proposed Advisory Agreement." At an in-person meeting of the Board of each Company held on August 12-13, 2003, the Board of the applicable Company, including a majority of the independent directors, voted to recommend that shareholders approve a proposal to adopt the proposed advisory agreement for your Fund.

YOUR FUND'S CURRENT INVESTMENT ADVISOR

     INVESCO, the current investment advisor for your Fund, became the investment advisor for each of the Funds under the current advisory agreements on the dates indicated in Exhibit G. Your Fund's shareholders last voted on the current advisory agreement on the date and for the purpose indicated in Exhibit
G. The Boards, including a majority of the independent directors, last approved the current advisory agreements on May 15, 2003.

THE PROPOSED NEW INVESTMENT ADVISOR FOR YOUR FUND

     AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company with its principal offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Management is an indirect wholly owned subsidiary of AMVESCAP, 30 Finsbury Square, London EC2A 1AG, United Kingdom. AMVESCAP and its subsidiaries are an independent investment management group. A list of the names, addresses and principal occupations of the principal executive officer and directors of AIM is in Exhibit H.

POSITIONS WITH AIM HELD BY COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS

     Mark H. Williamson, who is a director and/or executive officer of each Company, also is a director and/or officer of AIM. He also beneficially owns shares of AMVESCAP and/or options to purchase shares of AMVESCAP.

TERMS OF THE CURRENT ADVISORY AGREEMENTS

     Under the terms of the current advisory agreement with INVESCO for your Fund, INVESCO acts as investment manager and administrator for your Fund. As investment manager, INVESCO provides a continuous investment program for your Fund, including investment research and management, with respect to all securities, investments and cash equivalents of your Fund. INVESCO also makes recommendations as to the manner in which voting rights, rights to consent to actions of your Fund and any other rights pertaining to your Fund's securities shall be exercised, and, except for INVESCO Multi-Sector Fund, calculates the net asset value of your Fund, subject to such procedures established by the Board and based upon information provided by your Fund, the custodian of your Fund or other source as designated by the Board. INVESCO provides sub-accounting, recordkeeping and administrative services to your Fund under an administrative services agreement. Under the current advisory agreement, as administrator, INVESCO also provides, at its expense and at the request of your Fund, executive, statistical, administrative, internal accounting and clerical services and office space, equipment and facilities.

     For INVESCO International Blue Chip Value Fund and INVESCO U.S. Government Money Fund, under the terms of the current advisory agreement, INVESCO has no liability to the applicable Company, your Fund or to your Fund's shareholders or creditors, for any error of judgment, mistake of law, or for any loss arising out of any investment, nor for any other act or omission, in the performance of its obligations to such Company or your Fund unless such act or omission involves willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the current advisory agreement.

     The current advisory agreement for your Fund continues in effect from year to year only if such continuance is specifically approved at least annually by
(i) the applicable Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the vote of a majority of the directors of the applicable Company who are not interested persons of INVESCO or such Company by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the applicable Board, a majority of the outstanding voting securities of your Fund or

INVESCO may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment, unless an order is issued by the SEC conditionally or unconditionally exempting such assignment from the applicable provisions of the 1940 Act.

     The current advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of its expenses not assumed by INVESCO, including without limitation:

     - brokerage commissions, issue and transfer taxes and other costs related to securities transactions;

     - fees, charges and expenses related to accounting, custodian, depository, dividend disbursing agent, dividend reinvestment agent, transfer agent, registrar, independent pricing services and legal services performed for your Fund;

     - interest on indebtedness incurred by the applicable Company or your Fund;

     - taxes;

     - fees for maintaining the registration and qualification of your Fund or its shares under federal and state law;

     - compensation and expenses of the applicable Board;

     - costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to your Fund's shareholders, including expenses relating to Board and shareholder meetings;

     - costs, fees and other expenses arising in connection with the organization and filing of the applicable Company's Articles of Incorporation, determinations of tax status of your Fund, initial registration and qualification of your Fund's securities under federal and state securities laws and approval of such Company's operations by any other federal or state authority;

     - expenses of repurchasing and redeeming shares of your Fund;

     - insurance premiums;

     - costs of designing, printing and issuing certificates representing shares of your Fund;

     - extraordinary expenses, including fees and disbursements of the applicable Company's counsel, in connection with litigation by or against such Company or your Fund;

     - premiums for the fidelity bond maintained by your Fund pursuant to the 1940 Act (except those premiums that may be allocated to INVESCO as an insured);

     - association and institute dues;

     - expenses, if any, of distributing shares of your Fund pursuant to a 12b-1 plan of distribution; and

     - all other costs and expenses of your Fund's operations and organization unless otherwise explicitly provided.

     The current advisory agreement requires INVESCO to reimburse your Fund monthly for any salaries paid by your Fund to officers, directors and full-time employees of your Fund who are also officers, general partners or employees of INVESCO or its affiliates. Although INVESCO has this obligation under the current advisory agreement, your Fund does not pay salaries to its officers, non-independent directors or employees for services rendered to your Fund.

     If, in any given year, the sum of your Fund's expenses exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to promptly reimburse such excess expenses to your Fund pursuant to the current advisory agreement. Interest, taxes, extraordinary expenses and expenses which are capitalized are not deemed expenses for purposes of this reimbursement obligation.

     The annual rates at which INVESCO receives fees from your Fund under the current advisory agreement, the total net assets of your Fund, the dollar amounts of advisory fees paid to INVESCO by your Fund net of any expense limitations and the reimbursement, if any, made by INVESCO to your Fund for the most recent fiscal year are in Exhibit I.

ADDITIONAL SERVICES PROVIDED BY INVESCO AND ITS AFFILIATES

     INVESCO and its affiliates also provide additional services to the Companies and Funds. INVESCO currently provides or arranges for others to provide accounting and administrative services to your Fund. INVESCO currently serves as your Fund's transfer agent. Prior to July 1, 2003, INVESCO Distributors, Inc. served as the principal underwriter for your Fund. This company is an indirect wholly owned subsidiary of AMVESCAP, the parent company of INVESCO. Information concerning fees paid to INVESCO and its affiliates for these services is in Exhibit J.

ADVISORY FEES CHARGED BY AIM FOR SIMILAR FUNDS IT MANAGES

     The advisory fee schedules for other funds advised by AIM with similar investment objectives as your Fund are in Exhibit K.

TERMS OF THE PROPOSED ADVISORY AGREEMENTS

     Under the terms of the proposed advisory agreement, AIM would act as investment manager and administrator for your Fund. As investment manager, AIM would provide a continuous investment program for your Fund, including supervision of all aspects of your Fund's operations, including the investment and reinvestment of cash, securities or other properties comprising your Fund's assets and investment research and management, subject at all times to the policies and control of the applicable Board. AIM would also provide administrative services pursuant to a Master Administrative Services Agreement.

     The proposed advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the agreement on the part of AIM or any of its officers, directors, or employees, AIM would not be subject to liability to the applicable Company or your Fund or to any shareholders of your Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     The proposed advisory agreement for your Fund would continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the affirmative vote of a majority of the directors of the applicable Company who are not interested persons of AIM or such Company by votes cast in person at a meeting called for such purpose. The proposed advisory agreement provides that the applicable Board, a majority of the outstanding voting securities of your Fund or AIM may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The proposed agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

     The proposed advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of the ordinary business expenses incurred in the operations of your Fund and the offering of its shares. These expenses borne by your Fund would include, without limitation, brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the applicable Company on behalf of your Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to your Fund's shareholders.

     The compensation to be paid to AIM under the proposed advisory agreement would be calculated by applying annual rates to the average daily net assets of your Fund for each calendar year. The annual rates at which AIM will receive advisory fees from your Fund under the proposed advisory agreement are in Exhibit L.

     If Proposal 2 is approved for a Company, such Company will be able to take advantage of an exemptive order obtained from the SEC by AIM and certain of the AIM Funds. This exemptive order will allow your Fund and each other series portfolio of such Company (each, an "Investing Fund") to invest their uninvested cash in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Investing Fund. AIM will receive advisory fees from the Affiliated Money Market Fund to the extent an Investing Fund invests uninvested cash in such Affiliated Money Market Fund. If the applicable Board approves AIM's use of the exemptive order for a Company, AIM intends to waive a portion of the advisory fees payable by each Investing Fund in an amount equal to 25% of the advisory fee AIM receives from the Affiliated Money Market Fund as a result of such Investing Fund's investment of uninvested cash in such Affiliated Money Market Fund.

     The primary differences between the current advisory agreements with INVESCO and the proposed advisory agreements with AIM that the Boards approved are to:

     - replace INVESCO with AIM as the investment advisor for your Fund;

     - move certain administrative services to an administrative services agreement with AIM;

     - for INVESCO International Blue Chip Value Fund and INVESCO U.S. Government Money Fund, expand provisions regarding broker-dealer relationships that are set forth in the current advisory agreement to make them consistent with similar provisions in other AIM advisory agreements;

     - add provisions relating to certain functions to be performed by AIM in connection with your Fund's securities lending program;

     - change certain obligations regarding payment of expenses of your Fund;

     - simplify certain rights applicable to your Fund's right to terminate advisory services or amend the proposed advisory agreement;

     - revise non-exclusivity provisions that are set forth in the current advisory agreement;

     - amend delegation provisions that are set forth in the current advisory agreement;

     - add to the limitation of liability provisions that are set forth in the current advisory agreement to, among other things, specifically state the limitation of liability of the applicable Company's shareholders; and

     - change the governing state law set forth in the current advisory agreement.

     Although certain terms and provisions in the current advisory agreements with INVESCO and the proposed advisory agreements with AIM are described slightly differently, there are few substantive differences between these agreements. The substantive differences are discussed below.

  ADMINISTRATIVE SERVICES

     For your Fund, the applicable Board, in approving the proposed advisory agreement with AIM, has approved removing the provision of certain administrative services that are covered under the current advisory agreement with INVESCO, and consolidating those administrative services with your Fund's accounting and recordkeeping services in a new Master Administrative Services Agreement with AIM. The primary reason for this change is to make your Fund's agreements consistent with similar agreements for the AIM Funds. If shareholders approve the proposed advisory agreement, your Fund will continue to receive substantially the same accounting and administrative services it currently receives and at the same or lower costs pursuant to the new Master Administrative Services Agreement. As a result, there would be no loss of services nor would there by any increase in costs borne by your Fund as a result of the transfer of administrative duties from the advisory agreement to the Master Administrative Services Agreement.

  BROKER-DEALER RELATIONSHIPS AND AFFILIATED BROKERAGE

     For the INVESCO International Blue Chip Value Fund and INVESCO U.S. Government Money Fund, the current advisory agreement requires INVESCO, when selecting brokers or dealers, to first obtain the most favorable execution and price for your Fund; after fulfilling this primary requirement INVESCO may consider, as secondary factors whether such firms provide statistical research and other information to INVESCO. The proposed advisory agreement specifies that AIM's primary consideration in effecting a security transaction will be to obtain the best execution. In selecting broker-dealers to execute particular transactions, AIM will consider the best net price available, the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Company's portfolio funds on a continuing basis. Accordingly, the price to your Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered by the broker-dealer. The broker-dealer relationship provisions of the current advisory agreement with INVESCO for your Fund do not specify these factors.

     For INVESCO Multi-Sector Fund, there is no substantive change between the agreements regarding the advisor's ability to select broker-dealers to perform securities transactions for your Fund.

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, the proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws, rules, interpretations and exemptions.

  SECURITIES LENDING

     If your Fund engages in securities lending, AIM will provide it with investment advisory services and related administrative services. The proposed advisory agreement includes a new provision that specifies the administrative services to be rendered by AIM if your Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Administrative services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loans; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the applicable Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the applicable Board with respect to securities lending activities; (e) responding to agent inquiries; and
(f) performing such other duties as may be necessary.

     In accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the applicable Board must approve such participation. In addition, the applicable Board must evaluate the securities lending arrangements annually, and must determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds.

     AIM does not receive any additional compensation for advisory services rendered in connection with securities lending activities. As compensation for the related administrative services AIM will provide, your Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to your Fund from such activities. AIM intends to waive this fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

  PAYMENT OF EXPENSES AND RESTRICTIONS ON FEES RECEIVED

     Under the current advisory agreement with INVESCO, INVESCO has the obligation to reimburse your Fund for any salaries paid by your Fund to officers, non-independent directors and employees of your Fund. Your Fund does not currently pay any such salaries. Such provision is not included in the proposed advisory agreement with AIM.

     The current advisory agreement provides that if annual fees exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to reimburse any such excess to your Fund. Such state-imposed limitations are no longer applicable because the National Securities Market Improvements Act of 1996 (NSMIA) preempted state laws under which mutual funds such as your Fund previously were regulated. Accordingly, under the proposed advisory agreement, such annual expense limitation has been removed. Removing this state-imposed annual expense limitation will not result in an increase in fees paid by your Fund.

  TERMINATION/AMENDMENT RIGHTS

     The current advisory agreement with INVESCO provides that the applicable Company can terminate the agreement with INVESCO or amend the terms of the agreement upon receipt of the affirmative vote of a majority of the outstanding securities (as defined in the 1940 Act) of all series portfolios of such Company. Under the 1940 Act and the regulations thereunder, as interpreted by the SEC, advisory services provided to your Fund cannot be terminated or amended without the approval by a majority of the outstanding securities of your Fund, unless, in the case of an amendment, the applicable Board may approve the changes. The proposed advisory agreement simplifies the language regarding termination and amendment of the agreement to be consistent with the 1940 Act and the regulations thereunder, as interpreted by the SEC.

  NON-EXCLUSIVITY PROVISIONS

     The current advisory agreement with INVESCO provides that the services furnished by INVESCO are not deemed to be exclusive and that INVESCO shall be entitled to furnish similar services to others, including other investment companies with similar objectives, and that INVESCO may aggregate orders for its other customers together with any securities of the same type to be sold or purchased for your Fund in order to obtain best execution and lower brokerage commissions. In such event, INVESCO must allocate the securities purchased or sold and the expenses incurred in the transaction in a manner it considers most equitable.

     AIM has proposed and the Boards have agreed that the non-exclusivity provisions in the proposed advisory agreement with AIM should be divided into two separate provisions: one dealing with services provided by AIM to other investment accounts and the other dealing with employees of AIM. Under the new provisions, AIM will act as investment manager or advisor to fiduciary and other managed accounts and to other investment companies and accounts, including off-shore entities or accounts. The proposed advisory agreement states that whenever your Fund and one or more other investment companies or accounts advised by AIM have moneys available for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to your Fund and such other companies and accounts. Such allocation procedure may adversely affect the size of the positions obtainable and the prices realized by your Fund. The non-exclusivity provisions of the proposed advisory agreement also explicitly recognize that officers and directors of AIM may serve as officers or directors of the applicable Company, and that officers and directors of such Company may serve as officers or directors of AIM to the extent permitted by law; and that officers and directors of AIM do not owe an exclusive duty to such Company. As described above, unlike the current advisory agreement, the proposed advisory agreement does not require AIM to reimburse the applicable Company for any salaries paid by such Company to officers, directors and full-time employees of such Company who are also officers, directors or employees of AIM or its affiliates. Your Fund does not currently pay any such salaries.

  DELEGATION

     The current advisory agreement provides that INVESCO may, in compliance with applicable law and with the prior written approval of your Fund, make use of affiliated companies and their employees in connection with rendering of the services required of INVESCO. INVESCO must supervise all such services and remain fully responsible for the services provided.

     The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisors rather than solely certain specified advisory services. The proposed advisory agreement also provides that AIM may replace sub-advisors from time to time, in accordance with applicable federal securities laws, rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. Any such delegation shall require approval by the applicable Board and the shareholders unless, in accordance with applicable federal securities laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of the appointment of a sub-advisor. For INVESCO Multi-Sector Fund, AIM currently intends to appoint INVESCO Institutional as the sub-advisor to your Fund if the shareholders approve the proposed sub-advisory agreement described under Proposal 3. For INVESCO International Blue Chip Value Fund, AIM currently intends to appoint INVESCO Global as the sub-advisor to your Fund if the shareholders approve the proposed sub-advisory agreement described under Proposal 4.

  LIMITATION OF LIABILITY OF AIM, COMPANY AND SHAREHOLDERS

     For the INVESCO International Blue Chip Value Fund and INVESCO U.S. Government Money Fund, as described above under the descriptions of the terms of the current advisory agreement and the proposed advisory agreement, respectively, both agreements provide limitation of liability for the advisor. For INVESCO Multi-Sector Fund, the current advisory agreement does not explicitly state the limitation of liability for INVESCO for acts or omissions in the course of, or connected with, rendering advisory services under the current advisory agreement.

     The limitation of liability provisions of the 1940 Act apply to both INVESCO and AIM in their capacity as advisor. In addition, the proposed advisory agreement establishes a limitation of liability standard for AIM and states that no series of any Company shall be liable for the obligations of other series of such Company and the liability of AIM to one series of a Company shall not automatically render AIM liable to any other series of such Company. Consistent with applicable law, the proposed advisory agreement would also include a provision stating that AIM's obligations under the agreement are not binding on any shareholders the Companies individually and that shareholders are entitled to the same limitation on personal liability as shareholders of private corporations for profit. The primary reason for this change is to make your Fund's agreement consistent with similar agreements for the AIM Funds.

  STATE LAW GOVERNING THE AGREEMENT

     Questions of state law under the current advisory agreement with INVESCO are governed by the laws of Colorado. Under the proposed advisory agreement with AIM, Texas law would apply. The Boards determined that, because the services under the proposed advisory agreement with AIM will primarily be provided in Texas, it was more appropriate to apply Texas law to the proposed advisory agreement.

FACTORS THE DIRECTORS CONSIDERED IN APPROVING THE ADVISORY AGREEMENTS

     At the request of AIM, the Boards discussed the approval of the proposed advisory agreements at an in-person meeting held on August 12-13, 2003. The independent directors also discussed the approval of the proposed advisory agreements with independent counsel prior to that meeting. In evaluating the proposed advisory agreements, the Boards requested and received information from AIM to assist in its deliberations.

     The Boards considered the following factors in determining reasonableness and fairness of the proposed changes between the current advisory agreements with INVESCO and the proposed advisory agreements with AIM:

     - The qualifications of AIM to provide investment advisory services. The Boards reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Funds, and, for INVESCO Multi-Sector Fund and INVESCO International Blue Chip Value Fund, the officers and employees of INVESCO Institutional and INVESCO Global, respectively, who will provide sub-advisory services to such Funds if Proposals 3 or 4, as applicable, are approved by shareholders, and noted that the persons providing portfolio management services to the Funds would not change if Proposal 2 and, if applicable, Proposals 3 and 4 are approved.

     - The range of advisory services provided by AIM. The Boards reviewed the services to be provided by AIM under the proposed advisory agreements, and noted that no material changes in the level or type of services provided under the current advisory agreements with INVESCO would occur if the proposed advisory agreements are approved by the shareholders, other than the provision by AIM of certain administrative services if a Fund engages in securities lending.

     - Qualifications of AIM to provide a range of management and administrative services. The Boards reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Boards also considered the organizational structure employed by AIM and its affiliates to provide those services. The Boards reviewed the proposed elimination from the proposed advisory agreements of the provision of administrative services to the Funds. The Boards also reviewed the proposed form of Master Administrative Services Agreement, noted that the overall services to be provided under the existing arrangements and under the proposed Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the proposed advisory agreements and the Master Administrative Services Agreements.

     - The performance record of your Fund. The applicable Board reviewed your Fund's performance record and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of your Fund and is able, therefore, to provide advisory and administrative services to your Fund.

     - Advisory fees and expenses. The applicable Board examined the expense ratio and the level of advisory fees for your Fund under the current advisory agreement and compared them with the advisory fees expected to be incurred under the proposed advisory agreement. The applicable Board concluded that your Fund's projected expense ratio and advisory fees under the proposed advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the proposed advisory agreement. The advisory fees that are being proposed under the proposed advisory agreement are the same as the advisory fees paid to INVESCO under the current advisory agreement, other than the removal of the reimbursement obligation related to services provided to both your Fund and AIM by officers and directors which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that your Fund engages in securities lending. The applicable Board noted that AIM intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it provides in connection with securities lending activities. The applicable Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.

     - The profitability of AIM. The Boards reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Boards noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek Board approval prior to its receipt of all or a portion of such fees. The Boards also noted that, in accordance with an exemptive order issued by the SEC, before a Fund may participate in a securities lending program, the applicable Board must approve such participation. In addition, the applicable Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of a Fund to invest in AIM-advised money market funds any cash collateral such Fund receives as security for the borrower's obligation to return the loaned securities. If a Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Boards noted that the cash collateral relates to assets of a Fund that have already been invested, and the investment of the cash collateral is intended to benefit such Fund by providing it with additional income. The Boards also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

     - The terms of the proposed advisory agreements. The Boards reviewed the terms of the proposed advisory agreements, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist a Fund if it engages in securities lending. The Boards determined that these changes reflect the current environment in which the Funds operate, and that AIM should have the flexibility to operate in that environment.

     After considering the above factors, the applicable Board concluded that it is in the best interests of your Fund and its shareholders to approve the proposed advisory agreement between the applicable Company and AIM for your Fund.

     Each Board reached this conclusion after careful discussion and analysis. Each Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent directors have taken the action which they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by the applicable Company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     If approved, each proposed advisory agreement will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005. For INVESCO Multi-Sector Fund, if shareholders of your Fund do not approve both Proposals 2 and 3, the current advisory agreement with INVESCO will continue in effect for your Fund. For INVESCO U.S. Government Money Fund and INVESCO International Blue Chip Value Fund, if shareholders of your Fund do not approve Proposal 2, the current advisory agreement with INVESCO will continue in effect for your Fund.

THE BOARDS' RECOMMENDATION ON PROPOSAL 2

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                 PROPOSAL 3 --
                     APPROVAL OF NEW SUB-ADVISORY AGREEMENT
                    WITH INVESCO INSTITUTIONAL (N.A.), INC.

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 3?

     Proposal 3 applies only to the shareholders of INVESCO Multi-Sector Fund.

BACKGROUND

     INVESCO currently serves as the investment advisor to your Fund. AMVESCAP has recommended restructuring the advisory and administrative servicing arrangements so that AIM is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a proposed advisory agreement under which AIM will serve as the investment advisor for your Fund, and a proposed sub-advisory agreement under which INVESCO Institutional, an affiliate of INVESCO, will serve as sub-advisor. The portfolio management team for your Fund will not change as a result of this restructuring.

     Your Board recommends that you approve the proposed sub-advisory agreement between AIM and INVESCO Institutional for your Fund. Your Board is asking you to vote on this proposed sub-advisory agreement because the proposed sub-advisory agreement for your Fund may only be entered into with shareholder approval. The form of the proposed Master Intergroup Sub-Advisory Contract for Mutual Funds between AIM and INVESCO Institutional for your Fund is at Appendix II.

     At an in-person meeting of your Board held on August 12-13, 2003, the Board, including a majority of the independent directors, voted to recommend that shareholders approve a proposal to adopt the proposed sub-advisory agreement for your Fund.

THE PROPOSED SUB-ADVISOR FOR YOUR FUND

     INVESCO Institutional is an indirect wholly owned subsidiary of AMVESCAP. A list of the names, addresses and principal occupations of the principal executive officer and directors of INVESCO Institutional is in Exhibit M.

POSITIONS WITH INVESCO INSTITUTIONAL HELD BY IMSFI'S DIRECTORS OR EXECUTIVE OFFICERS

     None of the directors or executive officers of INVESCO Manager Series Funds, Inc. ("IMSFI") also are directors and/or officers of INVESCO Institutional.

TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT

     Under the proposed sub-advisory agreement between AIM and INVESCO Institutional, INVESCO Institutional will provide general investment advice and portfolio management to your Fund and, subject to the supervision of the directors of IMSFI and AIM and in conformance with the stated policies of your Fund, INVESCO Institutional will manage the investment operations of your Fund. INVESCO Institutional will not only make investment decisions for your Fund, but will also place the purchase and sale orders for the portfolio transactions of your Fund. INVESCO Institutional may purchase and sell portfolio securities from and to brokers and dealers who sell shares of your Fund or provide your Fund, AIM's other clients or INVESCO Institutional's other clients with research, analysis, advice and similar services. INVESCO Institutional may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to INVESCO Institutional determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of AIM and INVESCO Institutional to your Fund and their other clients and that the total commissions or spreads paid by each fund will be reasonable in relation to the benefits to the fund over the long term.

     Specifically, INVESCO Institutional will be required to perform the following services under the proposed sub-advisory agreement:

     - To provide a continuous investment program for your Fund, including investment research and management, with respect to all of your Fund's assets in conformity with (i) IMSFI's Articles of Incorporation, bylaws and registration statement, and (ii) the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations;

     - To determine what securities and other investments are to be purchased or sold for your Fund and the brokers and dealers through whom trades will be executed;

     - Whenever INVESCO Institutional simultaneously places orders to purchase or sell the same security on behalf of your Fund and one or more accounts advised by INVESCO Institutional, to allocate as to price and amount among all such accounts in a manner believed to be equitable to each account; and

     - To maintain all books and records with respect to the securities transactions of your Fund in compliance with the requirements of the 1940 Act and to furnish your Board and AIM with periodic and special reports as your Board or AIM reasonably may request.

     The proposed sub-advisory agreement will continue from year to year for your Fund only if such continuance is specifically approved at least annually by
(i) your Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the vote of a majority of independent directors cast at a meeting called for such purpose. The proposed sub-advisory agreement is terminable on 60 days' written notice by either party thereto, by your Board, or by a vote of a majority of the outstanding voting securities of your Fund, and will terminate automatically if assigned.

     For the services to be rendered and the expenses to be assumed by INVESCO Institutional under the proposed sub-advisory agreement, AIM will pay to INVESCO Institutional a fee that is computed daily and paid on or before the last day of the next succeeding calendar month on the basis of AIM's compensation on the sub-advised assets per year. The annual rate at which INVESCO Institutional will receive fees from AIM under the proposed sub-advisory agreement is in Exhibit N.

ADVISORY FEES CHARGED BY INVESCO INSTITUTIONAL FOR SIMILAR TYPES OF ACCOUNTS FOR WHICH IT SERVES AS ADVISOR

     The annual advisory fee rates paid to INVESCO Institutional by certain types of accounts with similar investment objectives as your Fund are in Exhibit O.

FACTORS THE DIRECTORS CONSIDERED IN APPROVING THE PROPOSED SUB-ADVISORY
AGREEMENT

     At the request of AIM, your Board discussed the approval of the proposed sub-advisory agreement at an in-person meeting held on August 12-13, 2003. The independent directors also discussed the approval of the proposed sub-advisory agreement with independent counsel prior to that meeting. In evaluating the proposed sub-advisory agreement, your Board requested and received information from AIM to assist in its deliberations.

     Your Board considered the following factors in determining the reasonableness and fairness of the proposed sub-advisory agreement between AIM and INVESCO Institutional for your Fund:

     - The range of sub-advisory services provided by INVESCO
       Institutional. Your Board reviewed the services to be provided by INVESCO Institutional under the proposed sub-advisory agreement, and noted that, if the proposed sub-advisory agreement is approved by shareholders, the level and type of investment advisory services under the proposed sub-advisory agreement will be comparable to those currently provided by INVESCO under IMSFI's current advisory agreement with INVESCO.

     - The fees payable to INVESCO Institutional for its services. Your Board noted that if the proposed sub-advisory agreement is approved, INVESCO Institutional will receive compensation based on that portion of the assets of your Fund that it manages (the sub-advised assets). In addition, the fees paid would be a percentage of the advisory fees that AIM receives on the sub-advised assets. Your Board noted that these fees had been agreed to by AIM and INVESCO Institutional, as well as by AMVESCAP, the indirect parent of AIM and INVESCO Institutional. Your Board also noted that the proposed changes to the compensation to INVESCO Institutional would have no effect on your Fund, since the fees are payable by AIM.

     - The performance record of your Fund. Your Board reviewed the performance record of your Fund and noted that the same portfolio management team will be providing investment advisory services to your Fund under the proposed sub-advisory agreement. Your Board determined that such portfolio management team had provided satisfactory services with respect to your Fund, after considering performance information that it received during the past year from INVESCO.

     - The profitability of INVESCO Institutional. Your Board considered information concerning the profitability of INVESCO Institutional's (and its affiliates') investment advisory and other activities and its financial condition. Your Board noted that INVESCO Institutional would receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets. Your Board noted that the proposed sub-advisory fees are less than the advisory fees currently received by INVESCO under the current advisory agreement, but that INVESCO Institutional assured your Board that such reduction would not affect the nature or quality of the services provided by it to your Fund.

     - The terms of the proposed agreement. Your Board reviewed the terms of the proposed agreement. Your Board determined that this new agreement reflects the current environment in which your Fund operates, and that INVESCO Institutional should have the flexibility to operate in that environment.

     After considering the above factors, your Board concluded that it is in the best interests of your Fund and its shareholders to approve the proposed sub-advisory agreement between AIM and INVESCO Institutional for your Fund.

     Your Board reached this conclusion after careful discussion and analysis. Your Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed sub-advisory agreement, the independent directors have taken the action which they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by IMSFI, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     If approved, the proposed sub-advisory agreement will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005. If shareholders of your Fund do not approve both Proposals 2 and 3, the current advisory agreement with INVESCO will continue in effect for your Fund and AIM and INVESCO Institutional will not enter into the proposed sub-advisory agreement for your Fund.

THE BOARD'S RECOMMENDATION ON PROPOSAL 3

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                 PROPOSAL 4 --
                 APPROVAL OF A NEW SUB-ADVISORY AGREEMENT WITH
                  INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 4?

     Proposal 4 applies only to the shareholders of INVESCO International Blue Chip Value Fund.

BACKGROUND

     INVESCO currently serves as the investment advisor to your Fund and INVESCO Global currently serves as the sub-advisor to your Fund pursuant to an agreement with INVESCO. AMVESCAP has recommended restructuring the advisory and administrative servicing arrangements so that AIM is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a proposed advisory agreement under which AIM will serve as the investment advisor for your Fund, and a proposed sub-advisory agreement under which INVESCO Global will serve as sub-advisor pursuant to an agreement with AIM. The portfolio management team for your Fund will not change as a result of this restructuring.

     Your Board recommends that you approve the proposed sub-advisory agreement between AIM and INVESCO Global for your Fund. Your Board is asking you to vote on this proposed sub-advisory agreement because the proposed sub-advisory agreement for your Fund may only be entered into with shareholder approval. If approved, this new agreement would replace the current sub-advisory agreement between INVESCO and INVESCO Global for your Fund. The form of the proposed Master Intergroup Sub-Advisory Contract for Mutual Funds between AIM and INVESCO Global for your Fund is at Appendix II.

     A description of how the proposed advisory agreement differs from the current advisory agreement is set forth below under "Terms of the Proposed Sub-Advisory Agreement." At an in-person meeting of your Board held on August 12-13, 2003, your Board, including a majority of the independent directors, voted to recommend that shareholders approve a proposal to adopt the proposed sub-advisory agreement for your Fund.

YOUR FUND'S CURRENT SUB-ADVISOR

     INVESCO Global, the current sub-advisor for your Fund, became the sub-advisor for your Fund under the current sub-advisory agreement on September 18, 1998. Your Fund's initial shareholder approved the sub-advisory agreement on September 18, 1998, and your Fund's public shareholders have not voted on the sub-advisory agreement subsequent to that date. Your Board, including a majority of the independent directors, last approved the current sub-advisory agreement on May 15, 2003.

     INVESCO Global is an indirect wholly owned subsidiary of AMVESCAP. A list of the names, addresses and principal occupations of the principal executive officer and directors of INVESCO Global is in Exhibit P.

POSITIONS WITH INVESCO GLOBAL HELD BY IIFI'S DIRECTORS OR EXECUTIVE OFFICERS

     None of the directors or executive officers of INVESCO International Funds, Inc. ("IIFI") also are directors and/or officers of INVESCO Global.

ADVISORY FEES CHARGED BY INVESCO GLOBAL FOR SIMILAR TYPES OF ACCOUNTS FOR WHICH IT SERVES AS ADVISOR

     The annual advisory fee rates paid to INVESCO Global by certain types of accounts with similar investment objectives as your Fund are in Exhibit R.

TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT

     Under the proposed sub-advisory agreement, INVESCO Global will provide general investment advice and portfolio management to your Fund and, subject to the supervision of the directors of IIFI and AIM and in conformance with the stated policies of your Fund, INVESCO Global will manage the investment operations of your Fund. INVESCO Global will not only make investment decisions for your Fund, but will also place the purchase and sale orders for the portfolio transactions of your Fund. INVESCO Global may purchase and sell portfolio securities from and to brokers and dealers who sell shares of your Fund or provide your Fund, AIM's other clients or INVESCO Global's other clients with research, analysis, advice and similar services. INVESCO Global may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to INVESCO Global determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of AIM and INVESCO Global to your Fund and their other clients and that the total commissions or spreads paid by each fund will be reasonable in relation to the benefits to the fund over the long term.

     Specifically, INVESCO Global will be required to perform the following services under the proposed sub-advisory agreement:

     - To provide a continuous investment program for your Fund, including investment research and management, with respect to all of your Fund's assets in conformity with (i) IIFI's Articles of Incorporation, bylaws and registration statement, and (ii) the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations;

     - To determine what securities and other investments are to be purchased or sold for your Fund and the brokers and dealers through whom trades will be executed;

     - Whenever INVESCO Global simultaneously places orders to purchase or sell the same security on behalf of your Fund and one or more accounts advised by INVESCO Global, to allocate as to price and amount among all such accounts in a manner believed to be equitable to each account; and

     - To maintain all books and records with respect to the securities transactions of your Fund in compliance with the requirements of the 1940 Act and to furnish your Board and AIM with periodic and special reports as your Board or AIM reasonably may request.

     The proposed sub-advisory agreement will continue from year to year for your Fund only if such continuance is specifically approved at least annually by
(i) your Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the vote of a majority of independent directors cast at a meeting called for such purpose. The proposed sub-advisory agreement is terminable on 60 days' written notice by either party thereto, by your Board, or by a vote of a majority of the outstanding voting securities of your Fund, and will terminate automatically if assigned.

     For the services to be rendered and the expenses to be assumed by INVESCO Global under the proposed sub-advisory agreement, AIM will pay to INVESCO Global a fee that is computed daily and paid on or before the last day of the next succeeding calendar month on the basis of AIM's compensation on the sub-advised assets per year. The annual rate at which INVESCO Global will receive fees from AIM under the proposed sub-advisory agreement is in Exhibit Q.

     The primary differences between the current sub-advisory agreement between INVESCO and INVESCO Global and the proposed sub-advisory agreement between AIM and INVESCO Global that your Board approved are to:

     - change the sub-advisory fee from a fee based on your Fund's net asset value to a fee based on AIM's compensation on the sub-advised assets per year;

     - eliminate the obligation of INVESCO to indemnify INVESCO Global;

     - add a provision requiring the reduction of sub-advisory fees in connection with fee waivers and expense limitations;

     - add a provision explicitly requiring INVESCO Global to maintain your Fund's books and records; and

     - change the governing state law set forth in the current sub-advisory agreement.

     Although certain terms and provisions in the current sub-advisory agreement between INVESCO and INVESCO Global and the proposed sub-advisory agreement between AIM and INVESCO Global are described slightly differently, there are few substantive differences between these agreements. The substantive differences are discussed below.

  COMPENSATION OF INVESCO GLOBAL

     Compensation under the current sub-advisory agreement between INVESCO and INVESCO Global is based on a percentage of your Fund's net asset value, which percentage decreases as your Fund's assets increase. The current fee schedule ranges from 0.30% on the first $350 million of your Fund's average net assets to 0.14% of your Fund's average net assets over $8 billion. Under the proposed sub-advisory agreement between AIM and INVESCO Global, AIM will pay to INVESCO Global a fee based on AIM's compensation on the sub-advised assets per year.

  INDEMNIFICATION PROVISION

     The current sub-advisory agreement between INVESCO and INVESCO Global requires INVESCO to indemnify INVESCO Global from and against any and all liabilities, obligations, losses, damages, suits and expenses which may be incurred by or asserted against INVESCO Global for which it is responsible. Such indemnification provision is not included in the proposed sub-advisory agreement between AIM and INVESCO Global.

  REDUCTION OF SUB-ADVISORY FEES IN CONNECTION WITH FEE WAIVERS AND EXPENSE LIMITATIONS

     Under the proposed sub-advisory agreement between AIM and INVESCO Global, the sub-advisory fee payable to INVESCO Global will be reduced to the extent that AIM's fees are reduced because of contractual or voluntary fee waivers or expense limitations. To the extent AIM reimburses your Fund as a result of such expense limitations, INVESCO Global will reimburse AIM that proportion of such reimbursement payments which INVESCO Global's sub-advisory fee bears to AIM's advisory fee. The current sub-advisory agreement between INVESCO and INVESCO Global does not provide for such a reduction of sub-advisory fees in connection with fee waivers or expense limitations.

  BOOKS AND RECORDS PROVISION

     The proposed sub-advisory agreement between AIM and INVESCO Global explicitly requires INVESCO Global to maintain all required books and records with respect to the securities transactions of your Fund in compliance with the requirements of the 1940 Act and to furnish to your Board and AIM such periodic and special reports as your Board or AIM reasonably may request. Pursuant to the proposed sub-advisory agreement, INVESCO Global will agree that all records which it maintains for AIM are AIM's property. INVESCO Global also will agree to preserve for the periods prescribed by applicable law any records which it maintains for AIM which are required to be maintained, and to surrender promptly to AIM any records which it maintains for AIM upon AIM's request. The current sub-advisory agreement between INVESCO and INVESCO Global does not explicitly require INVESCO Global to maintain your Fund's books and records.

  STATE LAW GOVERNING THE AGREEMENT

     Questions of state law under the current sub-advisory agreement between INVESCO and INVESCO Global are governed by the laws of Colorado. Under the proposed sub-advisory agreement between AIM and INVESCO Global, Texas law would apply. Your Board determined that, because AIM is located in

Texas and the services under the proposed advisory agreement with AIM will primarily be provided in Texas, it was more appropriate to apply Texas law to the proposed sub-advisory agreement.

FACTORS THE DIRECTORS CONSIDERED IN APPROVING THE PROPOSED SUB-ADVISORY
AGREEMENT

     At the request of AIM, your Board discussed the approval of the proposed sub-advisory agreement at an in-person meeting held on August 12-13, 2003. The independent directors also discussed the approval of the proposed sub-advisory agreement with independent counsel prior to that meeting. In evaluating the proposed sub-advisory agreement, your Board requested and received information from AIM to assist in its deliberations.

     Your Board considered the following factors in determining reasonableness and fairness of the proposed changes between the current sub-advisory agreement between INVESCO and INVESCO Global and the proposed sub-advisory agreement between AIM and INVESCO Global:

     - The range of sub-advisory services provided by INVESCO Global. Your Board reviewed the services to be provided by INVESCO Global under the proposed sub-advisory agreement, and noted that no material changes in the level or type of services provided under the current sub-advisory agreement would occur if the proposed sub-advisory agreement is approved by the shareholders.

     - The fees payable to INVESCO Global for its services. Your Board noted that if the proposed sub-advisory agreement is approved, INVESCO Global will receive an annual fee equal to a percentage of the advisory fees that AIM receives on the sub-advised assets, rather than an annual fee equal to a percentage of your Fund's average net assets as it receives under the current sub-advisory agreement.

     - The performance record of your Fund. Your Board reviewed the performance record of your Fund and noted that the same portfolio management team will be providing investment advisory services to your Fund under the proposed sub-advisory agreement. Your Board determined that such portfolio management team had provided satisfactory services with respect to your Fund, after considering performance information that it received during the past year from INVESCO.

     - The profitability of INVESCO Global. Your Board considered information concerning the profitability of INVESCO Global's (and its affiliates') investment advisory and other activities and its financial condition. Your Board noted that INVESCO Global would receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets. Your Board noted that the proposed sub-advisory fees are calculated differently than under the current sub-advisory agreement, but that INVESCO Global assured the Board that such difference would not affect the nature or quality of the services provided by it to your Fund.

     - The terms of the proposed sub-advisory agreement. Your Board reviewed the terms of the proposed sub-advisory agreement, including the changes from the current sub-advisory agreement discussed above. Your Board determined that these changes reflect the current environment in which your Fund operates, and that INVESCO Global should have the flexibility to operate in that environment.

     After considering the above factors, your Board concluded that it is in the best interests of your Fund and its shareholders to approve the proposed sub-advisory agreement between AIM and INVESCO Global for your Fund.

     Your Board reached this conclusion after careful discussion and analysis. Your Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed sub-advisory agreement, the independent directors have taken the action which they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by IIFI, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     If approved, the proposed sub-advisory agreement will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005. If shareholders of your Fund do not approve both Proposals 2 and 4, the current advisory agreement with INVESCO and the current sub-advisory agreement between INVESCO and INVESCO Global will continue in effect for your Fund and AIM and INVESCO Global will not enter into the proposed sub-advisory agreement for your Fund.

THE BOARD'S RECOMMENDATION ON PROPOSAL 4

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                 PROPOSAL 5 --
                   APPROVAL OF THE IIFI PLAN TO REDOMESTICATE
        INVESCO INTERNATIONAL FUNDS, INC. AS A DELAWARE STATUTORY TRUST

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 5?

     Proposal 5 applies only to the shareholders of INVESCO International Blue Chip Value Fund.

BACKGROUND

     INVESCO International Funds, Inc. ("IIFI"), a Maryland corporation, currently is comprised of two series portfolios: INVESCO International Blue Chip Value Fund and INVESCO European Fund. AMVESCAP has identified these two series portfolios as appropriate to be redomesticated as new series portfolios of AIM International Mutual Funds ("AIMF"), a newly created open-end management investment company organized as a statutory trust under the Delaware Statutory Trust Act.

     The Board of Directors of AIM International Funds, Inc. ("AIFI"), an open-end management investment company organized as a Maryland corporation, currently is soliciting the proxies of the shareholders of AIFI's five existing series portfolios to vote on the conversion of these five existing series portfolios to five corresponding new series portfolios of AIMF (each, an "AIFI Fund"). Currently, the sole shareholder of the AIFI Funds is AIFI and the sole shareholder of the New Funds (as defined below) is IIFI.

     IIFI's Board of Directors (the "IIFI Board") has approved the IIFI Plan, which provides for a series of transactions to convert each of INVESCO International Blue Chip Value Fund and INVESCO European Fund (each, a "Current Fund") to a corresponding series (a "New Fund") of AIMF. Under the IIFI Plan, each Current Fund will transfer all of its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all of the Current Fund's liabilities (collectively, the "IIFI Redomestication"). A form of the IIFI Plan relating to the proposed IIFI Redomestication is set forth in Appendix III. If Proposal 5 is not approved by the IIFI shareholders, IIFI will continue to operate as a Maryland corporation.

     Approval of the IIFI Plan requires the affirmative vote of a majority of the issued and outstanding shares of IIFI. The IIFI Board is soliciting the proxies of the shareholders of INVESCO International Blue Chip Fund to vote on the IIFI Plan with this Proxy Statement. The IIFI Board is soliciting the proxies of the shareholders of INVESCO European Fund to vote on the IIFI Plan with a separate proxy statement.

     The IIFI Redomestication is being proposed primarily to provide IIFI with greater flexibility in conducting its business operations. The operations of each New Fund following the IIFI Redomestication will be substantially similar to those of its predecessor Current Fund. As described below, AIMF's Declaration of Trust (the "AIMF Declaration") differs from IIFI's Articles of Amendment and Restatement of the Articles of Incorporation and the amendments and supplements thereto (the "IIFI Articles of Incorporation") in certain respects that are expected to improve IIFI's and each Current

Fund's operations. AIMF, like IIFI, will operate as an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the 1940 Act.

REASONS FOR THE PROPOSED IIFI REDOMESTICATION

     The IIFI Redomestication is being proposed because, as noted above, INVESCO and the IIFI Board believe that the Delaware statutory trust organizational form offers a number of advantages over the Maryland corporate organizational form. As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by mutual funds, including the majority of the AIM Funds.

     The Delaware statutory trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its articles of incorporation. A Delaware statutory trust is subject to fewer statutory requirements. AIMF will be governed primarily by the terms of the AIMF Declaration. In particular, AIMF will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. For example, under Maryland corporate law, amendments to the IIFI Articles of Incorporation would typically require shareholder approval. Under Delaware law, unless the declaration of trust of a Delaware statutory trust provides otherwise, amendments to it may be made without first obtaining shareholder approval. In addition, unlike Maryland corporate law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware statutory trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware statutory trust may delegate the responsibility of declaring dividends to duly empowered committees of the board or to appropriate officers. Finally, Delaware law permits the trustees to adapt a Delaware statutory trust to future contingencies. For example, the trustees may, without a shareholder vote, change a Delaware statutory trust's domicile or organizational form. In contrast, under Maryland corporate law, a company's board of directors would be required to obtain shareholder approval prior to changing domicile or organizational form.

     The IIFI Redomestication will also have certain other effects on IIFI, its shareholders and management, which are described below under the heading "AIMF Compared to IIFI."

WHAT THE PROPOSED IIFI REDOMESTICATION WILL INVOLVE

     To accomplish the IIFI Redomestication, AIMF has been formed as a Delaware statutory trust pursuant to the AIMF Declaration and each New Fund has been established as a series of AIMF. On the closing date, each Current Fund will transfer all of its assets to the corresponding classes of the corresponding New Fund in exchange solely for a number of full and fractional shares of the New Fund equal to the number of full and fractional shares of common stock of the corresponding classes of the Current Fund then outstanding and the New Fund's assumption of the Current Fund's liabilities. Immediately thereafter, each Current Fund will distribute those New Fund shares to its shareholders in complete liquidation of such Current Fund. Upon completion of the IIFI Redomestication, each shareholder of each Current Fund will be the owner of full and fractional shares of the corresponding New Fund equal in number and aggregate net asset value to the shares he or she held in the Current Fund. As soon as practicable after the consummation of the IIFI Redomestication, each Current Fund will be terminated and IIFI will be dissolved as a Maryland corporation.

     The obligations of IIFI and AIMF under the IIFI Plan are subject to various conditions stated therein. To provide against unforeseen events, the IIFI Plan may be terminated or amended at any time prior to the closing of the IIFI Redomestication by action of the IIFI Board, notwithstanding the approval of the IIFI Plan by the shareholders of any Current Fund. However, no amendments may be made that would materially adversely affect the interests of shareholders of any Current Fund. IIFI and AIMF may at any time waive compliance with any condition contained in the IIFI Plan, provided that the waiver does not materially adversely affect the interests of shareholders of any Current Fund.

     The IIFI Plan authorizes IIFI to acquire one share of each class of each New Fund and, as the sole shareholder of each New Fund prior to the IIFI Redomestication, to do each of the following:

     - Approve with respect to each New Fund a new investment advisory agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to that described in Proposal 2 and a new investment advisory agreement with INVESCO that is substantially identical to the corresponding Current Fund's existing investment advisory agreement with INVESCO for the interim period between the consummation of the IIFI Redomestication and November 5, 2003. Information on the new advisory agreement, including a description of the differences between it and IIFI's current advisory agreement, is set forth above under Proposal 2. If Proposal 2 is not approved by shareholders of a Current Fund, IIFI will approve for the corresponding New Fund an investment advisory agreement with INVESCO that is substantially identical to such Current Fund's existing investment advisory agreement with INVESCO.

     - Approve with respect to the New Fund corresponding to INVESCO International Blue Chip Value Fund a new sub-advisory agreement between AIM and INVESCO Global with an effective date of November 5, 2003 that will be substantially identical to that described in Proposal 4 and a new sub-advisory agreement between INVESCO and INVESCO Global that is substantially identical to the existing sub-advisory agreement between INVESCO and INVESCO Global for INVESCO International Blue Chip Value Fund for the interim period between the consummation of the IIFI Redomestication and November 5, 2003. Information on the new sub-advisory agreement is set forth above under Proposal 4. If Proposal 2 is not approved by shareholders of INVESCO International Blue Chip Value Fund, IIFI will not approve a sub-advisory agreement between AIM and INVESCO Global for the corresponding New Fund.

     - Assuming that Proposal 2 is approved by shareholders, approve with respect to each New Fund a new administrative services agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to the new administrative services agreement with AIM that will be entered into by IIFI if shareholders approve Proposal 2 and a new administrative services agreement with AIM that is substantially identical to the corresponding Current Fund's existing administrative services agreement with INVESCO for the interim period between the consummation of the IIFI Redomestication and November 5, 2003. If Proposal 2 is not approved by shareholders of a Current Fund, IIFI will approve for the corresponding New Fund an administrative services agreement with AIM that is substantially identical to such Current Fund's existing administrative services agreement with INVESCO.

     - Approve with respect to each New Fund a distribution agreement with AIM Distributors. The proposed distribution agreement will provide for substantially identical distribution services as currently provided to each corresponding Current Fund by AIM Distributors.

     - Approve a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of each New Fund that will be substantially identical to the corresponding Current Fund's existing distribution plan for that class.

     - Approve with respect to each New Fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with A I M Fund Services, Inc., each of which currently provides such services to the corresponding Current Fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that has been approved by the IIFI Board for the corresponding Current Fund and which is expected to become effective prior to the consummation of the IIFI Redomestication.

     - Together with AIFI, as sole shareholder of each AIFI Fund, elect the directors of IIFI and AIFI as the trustees of AIMF to serve without limit in time, except as they may resign or be removed by action of AIMF's trustees or shareholders, and except as they retire in accordance with AIMF's retirement policy for trustees. AIMF's retirement policy for trustees will replace IIFI's retirement policy for directors.

     - Ratify the selection of PricewaterhouseCoopers LLP, the accountants for each Current Fund, as the independent public accountants for each New Fund.

     - Approve such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end management investment company.

     AIMF's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of each New Fund. Such accounts will be identical in all respects to the accounts currently maintained by IIFI's transfer agent for each shareholder of the Current Funds. Shares held in the Current Fund accounts will automatically be designated as shares of the New Funds. Certificates for Current Fund shares issued before the IIFI Redomestication will represent shares of the corresponding New Fund after the IIFI Redomestication. Shareholders of the New Funds will not have the right to demand or require AIMF to issue share certificates. Any account options or privileges on accounts of shareholders under the Current Funds will be replicated on the New Fund account. No sales charges will be imposed in connection with the IIFI Redomestication.

     Assuming your approval of Proposal 5, IIFI currently contemplates that the IIFI Redomestication will be consummated on October 31, 2003.

THE FEDERAL INCOME TAX CONSEQUENCES OF THE IIFI REDOMESTICATION

     IIFI and AIMF will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the IIFI Redomestication will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, the Current Funds, the New Funds and the shareholders of the New Funds will recognize no gain or loss for Federal income tax purposes as a result of the IIFI Redomestication. Shareholders of the Current Funds should consult their tax advisers regarding the effect, if any, of the IIFI Redomestication in light of their individual circumstances and as to state and local consequences, if any, of the IIFI Redomestication.

APPRAISAL RIGHTS

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the Current Funds or the New Funds, as the case may be, at any time before or after the IIFI Redomestication.

AIMF COMPARED TO IIFI

  STRUCTURE OF AIMF

     AIMF has been established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. AIMF has established series portfolios corresponding to and having identical designations as the series portfolios of IIFI. AIMF has also established classes with respect to each New Fund corresponding to and having identical designations as the classes of each corresponding Current Fund. AIMF's fiscal year is the same as that of IIFI. Each New Fund will have the same investment objectives, policies, and restrictions as its predecessor Current Fund. AIMF will not have any operations prior to the IIFI Redomestication. Initially, AIFI will be the sole shareholder of the AIFI Funds and IIFI will be the sole shareholder of the New Funds.

     As a Delaware statutory trust, AIMF's operations are governed by the AIMF Declaration, AIMF's Bylaws and applicable Delaware law rather than by the IIFI Articles of Incorporation, IIFI's Bylaws (the "IIFI Bylaws") and applicable Maryland law. Certain differences between the two domiciles and organizational forms are summarized below. The operations of AIMF will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

  TRUSTEES OF AIMF

     Subject to the provisions of the AIMF Declaration, the business of AIMF will be managed by its trustees, who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees of AIMF are substantially the same as those of the directors of IIFI.

     The trustees of AIMF would be those persons elected at this Special Meeting to serve as directors of IIFI. Information concerning the nominees for election as directors of IIFI is set forth above under Proposal 1.

  SHARES OF AIMF

     The beneficial interests in the New Funds will be represented by transferable shares, par value $0.001 per share. Shareholders do not have the right to demand or require AIMF to issue share certificates. The trustees have the power under the AIMF Declaration to establish new series and classes of shares; IIFI's directors currently have a similar right. The AIMF Declaration permits the trustees to issue an unlimited number of shares of each class and series. IIFI is authorized to issue only the number of shares specified in the IIFI Articles of Incorporation and may issue additional shares only with IIFI Board approval and after payment of a fee to the State of Maryland on any additional shares authorized.

     Your Fund currently has the classes of shares set forth in Exhibit A. AIMF has established for each New Fund the classes that currently exist for its predecessor Current Fund. Except as discussed in this Proxy Statement, shares of each class of each New Fund will have rights, privileges, and terms substantially similar to those of the corresponding class of the Current Fund.

  LIABILITY OF SHAREHOLDERS

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he or she receives any distribution which exceeds the amount which he or she could properly receive under Maryland law or where such liability is necessary to prevent fraud.

     The Delaware Statutory Trust Act provides that shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The AIMF Declaration provides that shareholders of AIMF shall not be subject to any personal liability for acts or obligations of AIMF and that every written agreement, obligation or other undertaking made or issued by AIMF shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the AIMF Declaration provides for indemnification out of AIMF's property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his or her investment due to shareholder liability is limited to circumstances in which AIMF itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of AIMF, the possibility of AIMF being unable to meet its obligations is considered remote, and even if a claim were brought against AIMF and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

  ELECTION OF DIRECTORS/TRUSTEES; TERMS

     The shareholders of IIFI have elected a majority of the directors of IIFI. Each director serves until a successor is elected, subject to his or her earlier death, resignation or removal in the manner provided by law (see below). In the case of a vacancy on the IIFI Board (other than a vacancy created by removal by the shareholders), a majority of the directors may appoint a successor to fill such vacancy. The right of the

IIFI Board to appoint directors to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

     As set forth above, the IIFI Plan authorizes IIFI to acquire one share of each class of each New Fund and, as the sole shareholder of AIMF prior to the IIFI Redomestication, to elect the directors of IIFI as the trustees of AIMF. Such trustees serve for the life of AIMF, subject to his or her earlier death, incapacitation, resignation, retirement or removal (see below). In the case of any vacancy on the Board of Trustees of AIMF (the "AIMF Board"), a majority of the trustees may appoint a successor to fill such vacancy. The right of the AIMF Board to appoint trustees to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

  REMOVAL OF DIRECTORS/TRUSTEES

     A director of IIFI may be removed by the affirmative vote of a majority of the outstanding shares of IIFI.

     A trustee of AIMF may be removed at any time by a written instrument signed by at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of AIMF.

  MEETINGS OF SHAREHOLDERS

     IIFI is not required to hold annual meetings of shareholders and does not intend to do so unless required by the 1940 Act. The IIFI Bylaws provide that a special meeting of shareholders may be called by the president or, in his or her absence, the vice-president or by a majority of the IIFI Board or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting need be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

     AIMF is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The AIMF Bylaws provide that any trustee may call a special meeting of shareholders and the trustees shall call a special meeting of the shareholders solely for the purpose of removing one or more trustees upon written request of the holders of not less than 10% of the outstanding shares of AIMF. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

  LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS; INDEMNIFICATION

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. The IIFI Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

     Delaware law provides that trustees of a statutory trust shall not be liable to the statutory trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the AIMF Declaration, the trustees and officers of AIMF are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a statutory trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The AIMF Declaration provides for the indemnification of its trustees and officers to the extent that such trustees and officers act in good faith and reasonably believe that their conduct is in the best interests of AIMF, except with respect to any matter in which it has been determined that such trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

  DISSOLUTION AND TERMINATION

     Maryland law provides that IIFI may be dissolved by the vote of a majority of the IIFI Board and two-thirds of the shares entitled to vote on the dissolution; however the IIFI Articles of Incorporation reduce the required shareholder vote from two-thirds to a majority of the shares entitled to vote on the dissolution.

     Pursuant to the AIMF Declaration, AIMF or any series or class of shares of beneficial interest in AIMF may be terminated by: (1) a majority shareholder vote of AIMF or the affected series or class, respectively; or (2) if there are fewer than 100 shareholders of record of AIMF or of such terminating series or class, the trustees pursuant to written notice to the shares of AIMF or the affected series or class.

  VOTING RIGHTS OF SHAREHOLDERS

     Shareholders of a Maryland corporation such as IIFI are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland law.

     The AIMF Declaration grants shareholders power to vote only with respect to the following: (i) election of trustees, provided that a meeting of shareholders has been called for that purpose; (ii) removal of trustees, provided that a meeting of shareholders has been called for that purpose; (iii) termination of AIMF or a series or class of its shares of beneficial interest, provided that a meeting of shareholders has been called for that purpose; (iv) sale of all or substantially all of the assets of AIMF or one of its investment portfolios; (v) merger or consolidation of AIMF or any of its investment portfolios, with certain exceptions; (vi) approval of any amendments to shareholders' voting rights under the AIMF Declaration; and (vii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

  DISSENTERS' RIGHTS

     Under Maryland law, shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the corporation's assets and are, therefore, bound by the terms of the transaction if the stock is that of an open-end investment company registered with the SEC under the 1940 Act and the value placed on the stock in the transaction is its net asset value.

     Neither Delaware law nor the AIMF Declaration confer upon shareholders rights of appraisal or dissenters' rights.

  AMENDMENTS TO ORGANIZATION DOCUMENTS

     IIFI has the right to amend, alter, change or repeal any provision contained in the IIFI Articles of Incorporation in the manner prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the IIFI Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The IIFI Board may approve amendments to the IIFI Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the IIFI Articles of Incorporation may be adopted if approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The directors have the power to alter, amend or repeal the IIFI Bylaws or adopt new bylaws at any time.

     Consistent with Delaware law, the AIMF Board may, without shareholder approval, amend the AIMF Declaration at any time, except to eliminate any voting rights pertaining to the shares of AIMF, without approval of the majority of the shares of AIMF. The trustees have the power to alter, amend or repeal the AIMF Bylaws or adopt new bylaws at any time.

     The foregoing discussion is only a summary of certain differences between and among the IIFI Articles of Incorporation, the IIFI Bylaws and Maryland law, and the AIMF Declaration, AIMF Bylaws and Delaware law. It is not a complete list of the differences. Shareholders should refer to the provisions of the governing documents of IIFI and AIMF and state law directly for a more thorough comparison. Copies of the IIFI Articles of Incorporation and IIFI Bylaws, and of the AIMF Declaration and AIMF Bylaws are available to shareholders without charge upon written request to IIFI.

THE BOARD'S RECOMMENDATION ON PROPOSAL 5

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                 PROPOSAL 6 --
                  APPROVAL OF THE IMSFI PLAN TO REDOMESTICATE
        INVESCO MANAGER SERIES FUNDS, INC. AS A DELAWARE STATUTORY TRUST

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 6?

     Proposal 6 applies only to the shareholders of INVESCO Multi-Sector Fund.

BACKGROUND

     INVESCO Manager Series Funds, Inc. ("IMSFI") currently is organized as a Maryland corporation. AMVESCAP has identified the sole series portfolio of IMSFI as appropriate to be redomesticated as a new series portfolio of AIM Counselor Series Trust ("ACST"), a newly created open-end management investment company organized as a statutory trust under the Delaware Statutory Trust Act.

     The Board of Directors of INVESCO Counselor Series Funds, Inc. ("ICSFI"), an open-end management investment company organized as a Maryland corporation, currently is soliciting the proxies of the shareholders of ICSFI's two existing series portfolios to vote on the conversion of these two existing series portfolios to two corresponding new series portfolios of ACST (each, an "ICSFI Fund"). Currently, the sole shareholder of the ICSFI Funds is ICSFI and the sole shareholder of the New Fund (as defined below) is IMSFI.

     IMSFI's Board of Directors (the "IMSFI Board") has approved the IMSFI Plan, which provides for a series of transactions to convert INVESCO Multi-Sector Fund (the "Current Fund") to a corresponding series (the "New Fund") of ACST. Under the IMSFI Plan, the Current Fund will transfer all of its assets to the New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all of the Current Fund's liabilities (collectively, the "IMSFI Redomestication"). A form of the IMSFI Plan relating to the proposed IMSFI Redomestication is set forth in Appendix III. If Proposal 6 is not approved by the IMSFI shareholders, IMSFI will continue to operate as a Maryland corporation.

     Approval of the IMSFI Plan requires the affirmative vote of a majority of the issued and outstanding shares of IMSFI.

     The IMSFI Redomestication is being proposed primarily to provide IMSFI with greater flexibility in conducting its business operations. The operations of the New Fund following the IMSFI Redomestication will be substantially similar to those of the Current Fund. As described below, ACST's Declaration of Trust (the "ACST Declaration") differs from IMSFI's Articles of Incorporation (the "IMSFI Articles of Incorporation") in certain respects that are expected to improve IMSFI's and the Current Fund's operations. ACST, like IMSFI, will operate as an open-end management investment company registered with the SEC under the 1940 Act.

REASONS FOR THE PROPOSED IMSFI REDOMESTICATION

     The IMSFI Redomestication is being proposed because, as noted above, INVESCO and the IMSFI Board believe that the Delaware statutory trust organizational form offers a number of advantages over the Maryland corporate organizational form. As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by mutual funds, including the majority of the AIM Funds.

     The Delaware statutory trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its articles of incorporation. A Delaware statutory trust is subject to fewer statutory requirements. ACST will be governed primarily by the terms of the ACST Declaration. In particular, ACST will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. For example, under Maryland corporate law, amendments to the IMSFI Articles of Incorporation would typically require shareholder approval. Under Delaware law, unless the declaration of trust of a Delaware statutory trust provides otherwise, amendments to it may be made without first obtaining shareholder approval. In addition, unlike Maryland corporate law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware statutory trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware statutory trust may delegate the responsibility of declaring dividends to duly empowered committees of the board or to appropriate officers. Finally, Delaware law permits the trustees to adapt a Delaware statutory trust to future contingencies. For example, the trustees may, without a shareholder vote, change a Delaware statutory trust's domicile or organizational form. In contrast, under Maryland corporate law, a company's board of directors would be required to obtain shareholder approval prior to changing domicile or organizational form.

     The IMSFI Redomestication will also have certain other effects on IMSFI, its shareholders and management, which are described below under the heading "ACST Compared to IMSFI."

WHAT THE PROPOSED IMSFI REDOMESTICATION WILL INVOLVE

     To accomplish the IMSFI Redomestication, ACST has been formed as a Delaware statutory trust pursuant to the ACST Declaration and the New Fund has been established as the sole series of ACST. On the closing date, the Current Fund will transfer all of its assets to the corresponding classes of the New Fund in exchange solely for a number of full and fractional shares of the New Fund equal to the number of full and fractional shares of common stock of the corresponding classes of the Current Fund then outstanding and the New Fund's assumption of the Current Fund's liabilities. Immediately thereafter, the Current Fund will distribute those New Fund shares to its shareholders in complete liquidation of such Current Fund. Upon completion of the IMSFI Redomestication, each shareholder of the Current Fund will be the owner of full and fractional shares of the New Fund equal in number and aggregate net asset value to the shares he or she held in the Current Fund. As soon as practicable after the consummation of the IMSFI Redomestication, the Current Fund will be terminated and IMSFI will be dissolved as a Maryland corporation.

     The obligations of IMSFI and ACST under the IMSFI Plan are subject to various conditions stated therein. To provide against unforeseen events, the IMSFI Plan may be terminated or amended at any time prior to the closing of the IMSFI Redomestication by action of the IMSFI Board, notwithstanding the approval of the IMSFI Plan by the shareholders of any Current Fund. However, no amendments may be made that would materially adversely affect the interests of shareholders of any Current Fund. IMSFI and ACST may at any time waive compliance with any condition contained in the IMSFI Plan, provided that the waiver does not materially adversely affect the interests of shareholders of the Current Fund.

     The IMSFI Plan authorizes IMSFI to acquire one share of each class of the New Fund and, as the sole shareholder of the New Fund prior to the IMSFI Redomestication, to do each of the following:

     - Approve with respect to the New Fund a new investment advisory agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to that described in Proposal

       2 and a new investment advisory agreement with INVESCO that is substantially identical to the Current Fund's existing investment advisory agreement with INVESCO for the interim period between the consummation of the IMSFI Redomestication and November 5, 2003. Information on the new advisory agreement, including a description of the differences between it and IMSFI's current advisory agreement, is set forth above under Proposal 2. If Proposal 2 is not approved by shareholders of the Current Fund, IMSFI will approve for the New Fund an investment advisory agreement with INVESCO that is substantially identical to the Current Fund's existing investment advisory agreement with INVESCO.

     - Approve with respect to the New Fund a new sub-advisory agreement between AIM and INVESCO Institutional with an effective date of November 5, 2003 that will be substantially identical to that described in Proposal 3. Information on the new sub-advisory agreement is set forth above under Proposal 3. If Proposal 2 is not approved by shareholders of the Current Fund, IMSFI will not approve a sub-advisory agreement between AIM and INVESCO Institutional for the New Fund.

     - Assuming that Proposal 2 is approved by shareholders, approve with respect to the New Fund a new administrative services agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to the new administrative services agreement with AIM that will be entered into by IMSFI if shareholders approve Proposal 2 and a new administrative services agreement with INVESCO that is substantially identical to the Current Fund's existing administrative services agreement with INVESCO for the interim period between the consummation of the IMSFI Redomestication and November 5, 2003. If Proposal 2 is not approved by shareholders of the Current Fund, IMSFI will approve for the New Fund an administrative services agreement with AIM that is substantially identical to the Current Fund's existing administrative services agreement with INVESCO.

     - Approve with respect to the New Fund a distribution agreement with AIM Distributors. The proposed distribution agreement will provide for substantially identical distribution services as currently provided to the Current Fund by AIM Distributors.

     - Approve a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of the New Fund that will be substantially identical to the Current Fund's existing distribution plan for that class.

     - Approve with respect to the New Fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with A I M Fund Services, Inc., each of which currently provides such services to the Current Fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that has been approved by the IMSFI Board for the Current Fund and which is expected to become effective prior to the consummation of the IMSFI Redomestication.

     - Together with ICSFI, as the sole shareholder of each ICSFI Fund, elect the directors of IMSFI and ICSFI as the trustees of ACST to serve without limit in time, except as they may resign or be removed by action of ACST's trustees or shareholders, and except as they retire in accordance with ACST's retirement policy for trustees. ACST's retirement policy for trustees will replace IMSFI's retirement policy for directors.

     - Ratify the selection of PricewaterhouseCoopers LLP, the accountants for the Current Fund, as the independent public accountants for the New Fund.

     - Approve such other agreements and plans as are necessary for the New Fund's operation as a series of an open-end management investment company.

     ACST's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of the New Fund. Such accounts will be identical in all respects to the accounts currently maintained by IMSFI's transfer agent for each shareholder of the Current Fund. Shares held in the Current Fund accounts will automatically be designated as shares of the New Fund. Certificates for Current Fund shares issued before the IMSFI Redomestication will represent shares of the New Fund after the IMSFI Redomestication. Shareholders of the New Fund will not have the right to demand or require ACST to issue share certificates. Any account options or privileges on accounts of shareholders under the Current Fund will be replicated on the New Fund account. No sales charges will be imposed in connection with the IMSFI Redomestication.

     Assuming your approval of Proposal 6, IMSFI currently contemplates that the IMSFI Redomestication will be consummated on October 31, 2003.

THE FEDERAL INCOME TAX CONSEQUENCES OF THE IMSFI REDOMESTICATION

     IMSFI and ACST will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the IMSFI Redomestication will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, the Current Fund, the New Fund and the shareholders of the New Fund will recognize no gain or loss for Federal income tax purposes as a result of the IMSFI Redomestication. Shareholders of the Current Fund should consult their tax advisers regarding the effect, if any, of the IMSFI Redomestication in light of their individual circumstances and as to state and local consequences, if any, of the IMSFI Redomestication.

APPRAISAL RIGHTS

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the Current Fund or the New Fund, as the case may be, at any time before or after the IMSFI Redomestication.

ACST COMPARED TO IMSFI

  STRUCTURE OF ACST

     ACST has been established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. ACST has established a series portfolio corresponding to and having identical designations as INVESCO Multi-Sector Fund, the sole series portfolio of IMSFI. ACST has also established classes with respect to the New Fund corresponding to and having identical designations as the classes of the Current Fund. ACST's fiscal year is the same as that of IMSFI. The New Fund will have the same investment objectives, policies, and restrictions as the Current Fund. ACST will not have any operations prior to the IMSFI Redomestication. Initially, ICSFI will be the sole shareholder of the ICSFI Funds and IMSFI will be the sole shareholder of the New Fund.

     As a Delaware statutory trust, ACST's operations are governed by the ACST Declaration, ACST's Bylaws and applicable Delaware law rather than by the IMSFI Articles of Incorporation, IMSFI's Bylaws (the "IMSFI Bylaws") and applicable Maryland law. Certain differences between the two domiciles and organizational forms are summarized below. The operations of ACST will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

  TRUSTEES OF ACST

     Subject to the provisions of the ACST Declaration, the business of ACST will be managed by its trustees, who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees of ACST are substantially the same as those of the directors of IMSFI.

     The trustees of ACST would be those persons elected at this Special Meeting to serve as directors of IMSFI. Information concerning the nominees for election as directors of IMSFI is set forth above under Proposal 1.

  SHARES OF ACST

     The beneficial interests in the New Fund will be represented by transferable shares, par value $0.01 per share. Shareholders do not have the right to demand or require ACST to issue share certificates. The trustees have the power under the ACST Declaration to establish new series and classes of shares; IMSFI's directors currently have a similar right. The ACST Declaration permits the trustees to issue an unlimited number of shares of each class and series. IMSFI is authorized to issue only the number of shares specified in the IMSFI Articles of Incorporation and may issue additional shares only with IMSFI Board approval and after payment of a fee to the State of Maryland on any additional shares authorized.

     Your Fund currently has the classes of shares set forth in Exhibit A. ACST has established for the New Fund the classes that currently exist for the Current Fund. Except as discussed in this Proxy Statement, shares of each class of the New Fund will have rights, privileges, and terms substantially similar to those of the corresponding class of the Current Fund.

  LIABILITY OF SHAREHOLDERS

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he or she receives any distribution which exceeds the amount which he or she could properly receive under Maryland law or where such liability is necessary to prevent fraud.

     The Delaware Statutory Trust Act provides that shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The ACST Declaration provides that shareholders of ACST shall not be subject to any personal liability for acts or obligations of ACST and that every written agreement, obligation or other undertaking made or issued by ACST shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the ACST Declaration provides for indemnification out of ACST's property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his or her investment due to shareholder liability is limited to circumstances in which ACST itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of ACST, the possibility of ACST being unable to meet its obligations is considered remote, and even if a claim were brought against ACST and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

  ELECTION OF DIRECTORS/TRUSTEES; TERMS

     The shareholders of IMSFI have elected a majority of the directors of IMSFI. Each director serves until a successor is elected, subject to his or her earlier death, resignation or removal in the manner provided by law (see below). In the case of a vacancy on the IMSFI Board (other than a vacancy created by removal by the shareholders), a majority of the directors may appoint a successor to fill such vacancy. The right of the IMSFI Board to appoint directors to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

     As set forth above, the IMSFI Plan authorizes IMSFI to acquire one share of each class of the New Fund and, as the sole shareholder of ACST prior to the IMSFI Redomestication, to elect the directors of IMSFI as the trustees of ACST. Such trustees serve for the life of ACST, subject to his or her earlier death, incapacitation, resignation, retirement or removal (see below). In the case of any vacancy on the Board of Trustees of ACST (the "ACST Board"), a majority of the trustees may appoint a successor to fill such vacancy. The right of the ACST Board to appoint trustees to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

  REMOVAL OF DIRECTORS/TRUSTEES

     A director of IMSFI may be removed by the affirmative vote of a majority of the outstanding shares of IMSFI.

     A trustee of ACST may be removed at any time by a written instrument signed by at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of ACST.

  MEETINGS OF SHAREHOLDERS

     IMSFI is not required to hold annual meetings of shareholders and does not intend to do so unless required by the 1940 Act. The IMSFI Bylaws provide that a special meeting of shareholders may be called by the president or, in his or her absence, the vice-president or by a majority of the IMSFI Board or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting need be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

     ACST is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The ACST Bylaws provide that any trustee may call a special meeting of shareholders and the trustees shall call a special meeting of the shareholders solely for the purpose of removing one or more trustees upon written request of the holders of not less than 10% of the outstanding shares of ACST. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

  LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS; INDEMNIFICATION

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. The IMSFI Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

     Delaware law provides that trustees of a statutory trust shall not be liable to the statutory trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the ACST Declaration, the trustees and officers of ACST are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a statutory trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The ACST Declaration provides for the indemnification of its trustees and officers to the extent that such trustees and officers act in good faith and reasonably believe that their conduct is in the best interests of ACST, except with respect to any matter in which it has been determined that such trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

  DISSOLUTION AND TERMINATION

     Maryland law provides that IMSFI may be dissolved by the vote of a majority of the IMSFI Board and two-thirds of the shares entitled to vote on the dissolution; however the IMSFI Articles of

Incorporation reduce the required shareholder vote from two-thirds to a majority of the shares entitled to vote on the dissolution.

     Pursuant to the ACST Declaration, ACST or any series or class of shares of beneficial interest in ACST may be terminated by: (1) a majority shareholder vote of ACST or the affected series or class, respectively; or (2) if there are fewer than 100 shareholders of record of ACST or of such terminating series or class, the trustees pursuant to written notice to the shares of ACST or the affected series or class.

  VOTING RIGHTS OF SHAREHOLDERS

     Shareholders of a Maryland corporation such as IMSFI are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland law.

     The ACST Declaration grants shareholders power to vote only with respect to the following: (i) election of trustees, provided that a meeting of shareholders has been called for that purpose; (ii) removal of trustees, provided that a meeting of shareholders has been called for that purpose; (iii) termination of ACST or a series or class of its shares of beneficial interest, provided that a meeting of shareholders has been called for that purpose; (iv) sale of all or substantially all of the assets of ACST or one of its investment portfolios; (v) merger or consolidation of ACST or any of its investment portfolios, with certain exceptions; (vi) approval of any amendments to shareholders' voting rights under the ACST Declaration; and (vii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

  DISSENTERS' RIGHTS

     Under Maryland law, shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the corporation's assets and are, therefore, bound by the terms of the transaction if the stock is that of an open-end investment company registered with the SEC under the 1940 Act and the value placed on the stock in the transaction is its net asset value.

     Neither Delaware law nor the ACST Declaration confer upon shareholders rights of appraisal or dissenters' rights.

  AMENDMENTS TO ORGANIZATION DOCUMENTS

     IMSFI has the right to amend, alter, change or repeal any provision contained in the IMSFI Articles of Incorporation in the manner prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the IMSFI Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The IMSFI Board may approve amendments to the IMSFI Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the IMSFI Articles of Incorporation may be adopted if approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The directors have the power to alter, amend or repeal the IMSFI Bylaws or adopt new bylaws at any time.

     Consistent with Delaware law, the ACST Board may, without shareholder approval, amend the ACST Declaration at any time, except to eliminate any voting rights pertaining to the shares of ACST, without approval of the majority of the shares of ACST. The trustees have the power to alter, amend or repeal the ACST Bylaws or adopt new bylaws at any time.

     The foregoing discussion is only a summary of certain differences between and among the IMSFI Articles of Incorporation, the IMSFI Bylaws and Maryland law, and the ACST Declaration, ACST Bylaws and Delaware law. It is not a complete list of the differences. Shareholders should refer to the provisions of the governing documents of IMSFI and ACST and state law directly for a more thorough comparison. Copies of the IMSFI Articles of Incorporation and IMSFI Bylaws, and of the ACST

Declaration and ACST Bylaws are available to shareholders without charge upon written request to IMSFI.

THE BOARD'S RECOMMENDATION ON PROPOSAL 6

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                 PROPOSAL 7 --
                  APPROVAL OF THE IMMFI PLAN TO REDOMESTICATE
         INVESCO MONEY MARKET FUNDS, INC. AS A DELAWARE STATUTORY TRUST

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 7?

     Proposal 7 applies only to the shareholders of INVESCO U.S. Government Money Fund.

BACKGROUND

     INVESCO Money Market Funds, Inc. ("IMMFI") currently is organized as a Maryland corporation. AMVESCAP has identified each series portfolio of IMMFI as appropriate to be redomesticated as a new series portfolio of AIM Treasurer's Series Trust ("ATST"), a newly created open-end management investment company organized as a statutory trust under the Delaware Statutory Trust Act.

     The Board of Directors of INVESCO Treasurer's Series Funds, Inc. ("ITSFI"), an open-end management investment company organized as a Maryland corporation, currently is soliciting the proxies of the shareholders of ITSFI's three existing series portfolios to vote on the conversion of these three existing series portfolios to three corresponding new series portfolios of ATST (each, an "ITSFI Fund"). Currently, the sole shareholder of the ITSFI Funds is ITSFI and the sole shareholder of the New Funds (as defined below) is IMMFI.

     IMMFI's Board of Directors (the "IMMFI Board") has approved the IMMFI Plan, which provides for a series of transactions to convert each of INVESCO U.S. Government Money Fund, INVESCO Cash Reserves Fund and INVESCO Tax-Free Money Fund (each, a "Current Fund") to a corresponding series (a "New Fund") of ATST. Under the IMMFI Plan, each Current Fund will transfer all of its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all of the Current Fund's liabilities (collectively, the "IMMFI Redomestication"). A form of the IMMFI Plan relating to the proposed IMMFI Redomestication is set forth in Appendix III. If Proposal 7 is not approved by the IMMFI shareholders, IMMFI will continue to operate as a Maryland corporation.

     Approval of the IMMFI Plan requires the affirmative vote of a majority of the issued and outstanding shares of IMMFI. The IMMFI Board is soliciting the proxies of the shareholders of INVESCO U.S. Government Money Fund to vote on the IMMFI Plan with this Proxy Statement. The IMMFI Board is soliciting the proxies of the shareholders of INVESCO Cash Reserves Fund and INVESCO Tax-Free Money Fund to vote on the IMMFI Plan with a separate proxy statement.

     The IMMFI Redomestication is being proposed primarily to provide IMMFI with greater flexibility in conducting its business operations. The operations of each New Fund following the IMMFI Redomestication will be substantially similar to those of its predecessor Current Fund. As described below, ATST's Declaration of Trust (the "ATST Declaration") differs from IMMFI's Articles of Incorporation and the amendments thereto (the "IMMFI Articles of Incorporation") in certain respects that are expected to improve IMMFI's and each Current Fund's operations. ATST, like IMMFI, will operate as an open-end management investment company registered with the SEC under the 1940 Act.

REASONS FOR THE PROPOSED IMMFI REDOMESTICATION

     The IMMFI Redomestication is being proposed because, as noted above, INVESCO and the IMMFI Board believe that the Delaware statutory trust organizational form offers a number of advantages over the Maryland corporate organizational form. As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by mutual funds, including the majority of the AIM Funds.

     The Delaware statutory trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its articles of incorporation. A Delaware statutory trust is subject to fewer statutory requirements. ATST will be governed primarily by the terms of the ATST Declaration. In particular, ATST will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. For example, under Maryland corporate law, amendments to the IMMFI Articles of Incorporation would typically require shareholder approval. Under Delaware law, unless the declaration of trust of a Delaware statutory trust provides otherwise, amendments to it may be made without first obtaining shareholder approval. In addition, unlike Maryland corporate law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware statutory trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware statutory trust may delegate the responsibility of declaring dividends to duly empowered committees of the board or to appropriate officers. Finally, Delaware law permits the trustees to adapt a Delaware statutory trust to future contingencies. For example, the trustees may, without a shareholder vote, change a Delaware statutory trust's domicile or organizational form. In contrast, under Maryland corporate law, a company's board of directors would be required to obtain shareholder approval prior to changing domicile or organizational form.

     The IMMFI Redomestication will also have certain other effects on IMMFI, its shareholders and management, which are described below under the heading "ATST Compared to IMMFI."

WHAT THE PROPOSED IMMFI REDOMESTICATION WILL INVOLVE

     To accomplish the IMMFI Redomestication, ATST has been formed as a Delaware statutory trust pursuant to the ATST Declaration and each New Fund has been established as a series of ATST. On the closing date, each Current Fund will transfer all of its assets to the corresponding classes of the corresponding New Fund in exchange solely for a number of full and fractional shares of the New Fund equal to the number of full and fractional shares of common stock of the corresponding classes of the Current Fund then outstanding and the New Fund's assumption of the Current Fund's liabilities. Immediately thereafter, each Current Fund will distribute those New Fund shares to its shareholders in complete liquidation of such Current Fund. Upon completion of the IMMFI Redomestication, each shareholder of each Current Fund will be the owner of full and fractional shares of the corresponding New Fund equal in number and aggregate net asset value to the shares he or she held in the Current Fund. As soon as practicable after the consummation of the IMMFI Redomestication, each Current Fund will be terminated and IMMFI will be dissolved as a Maryland corporation.

     The obligations of IMMFI and ATST under the IMMFI Plan are subject to various conditions stated therein. To provide against unforeseen events, the IMMFI Plan may be terminated or amended at any time prior to the closing of the IMMFI Redomestication by action of the IMMFI Board, notwithstanding the approval of the IMMFI Plan by the shareholders of any Current Fund. However, no amendments may be made that would materially adversely affect the interests of shareholders of any Current Fund. IMMFI and ATST may at any time waive compliance with any condition contained in the IMMFI Plan, provided that the waiver does not materially adversely affect the interests of shareholders of any Current Fund.

     The IMMFI Plan authorizes IMMFI to acquire one share of each class of each New Fund and, as the sole shareholder of each New Fund prior to the IMMFI Redomestication, to do each of the following:

     - Approve with respect to each New Fund a new investment advisory agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to that described in

       Proposal 2 and a new investment advisory agreement with INVESCO that is substantially identical to the corresponding Current Fund's existing investment advisory agreement with INVESCO for the interim period between the consummation of the IMMFI Redomestication and November 5, 2003. Information on the new advisory agreement, including a description of the differences between it and IMMFI's current advisory agreement, is set forth above under Proposal 2. If Proposal 2 is not approved by shareholders of a Current Fund, IMMFI will approve for the corresponding New Fund an investment advisory agreement with INVESCO that is substantially identical to such Current Fund's existing investment advisory agreement with INVESCO.

     - Assuming that Proposal 2 is approved by shareholders, approve with respect to each New Fund a new administrative services agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to the new administrative services agreement with AIM that will be entered into by IMMFI if shareholders approve Proposal 2 and a new administrative services agreement with INVESCO that is substantially identical to the corresponding Current Fund's existing administrative services agreement with INVESCO for the interim period between the consummation of the IMMFI Redomestication and November 5, 2003. If Proposal 2 is not approved by shareholders of a Current Fund, IMMFI will approve for the corresponding New Fund an administrative services agreement with AIM that is substantially identical to such Current Fund's existing administrative services agreement with INVESCO.

     - Approve with respect to each New Fund a distribution agreement with AIM Distributors. The proposed distribution agreement will provide for substantially identical distribution services as currently provided to each corresponding Current Fund by AIM Distributors.

     - Approve a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of each New Fund that will be substantially identical to the corresponding Current Fund's existing distribution plan for that class.

     - Approve with respect to each New Fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with A I M Fund Services, Inc., each of which currently provides such services to the corresponding Current Fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that has been approved by the IMMFI Board for the corresponding Current Fund and which is expected to become effective prior to the consummation of the IMMFI Redomestication.

     - Together with ITSFI, as the sole shareholder of each ITSFI Fund, elect the directors of IMMFI and ITSFI as the trustees of ATST to serve without limit in time, except as they may resign or be removed by action of ATST's trustees or shareholders, and except as they retire in accordance with ATST's retirement policy for trustees. ATST's retirement policy for trustees will replace IMMFI's retirement policy for directors.

     - Ratify the selection of PricewaterhouseCoopers LLP, the accountants for each Current Fund, as the independent public accountants for each New Fund.

     - Approve such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end management investment company.

     ATST's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of each New Fund. Such accounts will be identical in all respects to the accounts currently maintained by IMMFI's transfer agent for each shareholder of the Current Funds. Shares held in the Current Fund accounts will automatically be designated as shares of the New Funds. Certificates for Current Fund shares issued before the IMMFI Redomestication will represent shares of the corresponding New Fund after the IMMFI Redomestication. Shareholders of the New Funds will not have the right to demand or require ATST to issue share certificates. Any account options or privileges on accounts of shareholders under the Current Funds will be replicated on the New Fund account. No sales charges will be imposed in connection with the IMMFI Redomestication.

     Assuming your approval of Proposal 7, IMMFI currently contemplates that the IMMFI Redomestication will be consummated on November 4, 2003.

THE FEDERAL INCOME TAX CONSEQUENCES OF THE IMMFI REDOMESTICATION

     IMMFI and ATST will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the IMMFI Redomestication will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, the Current Funds, the New Funds and the shareholders of the New Funds will recognize no gain or loss for Federal income tax purposes as a result of the IMMFI Redomestication. Shareholders of the Current Funds should consult their tax advisers regarding the effect, if any, of the IMMFI Redomestication in light of their individual circumstances and as to state and local consequences, if any, of the IMMFI Redomestication.

APPRAISAL RIGHTS

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the Current Funds or the New Funds, as the case may be, at any time before or after the IMMFI Redomestication.

ATST COMPARED TO IMMFI

  STRUCTURE OF ATST

     ATST has been established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. ATST has established series portfolios corresponding to and having identical designations as the series portfolios of IMMFI. ATST has also established classes with respect to each New Fund corresponding to and having identical designations as the classes of each corresponding Current Fund. ATST's fiscal year is the same as that of IMMFI. Each New Fund will have the same investment objectives, policies, and restrictions as its predecessor Current Fund. ATST will not have any operations prior to the IMMFI Redomestication. Initially, ITSFI will be the sole shareholder of the ITSFI Funds and IMMFI will be the sole shareholder of the New Funds.

     As a Delaware statutory trust, ATST's operations are governed by the ATST Declaration, ATST's Bylaws and applicable Delaware law rather than by the IMMFI Articles of Incorporation, IMMFI's Bylaws (the "IMMFI Bylaws") and applicable Maryland law. Certain differences between the two domiciles and organizational forms are summarized below. The operations of ATST will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

  TRUSTEES OF ATST

     Subject to the provisions of the ATST Declaration, the business of ATST will be managed by its trustees, who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees of ATST are substantially the same as those of the directors of IMMFI.

     The trustees of ATST would be those persons elected at this Special Meeting to serve as directors of IMMFI. Information concerning the nominees for election as directors of IMMFI is set forth above under Proposal 1.

  SHARES OF ATST

     The beneficial interests in the New Funds will be represented by transferable shares, par value $0.01 per share. Shareholders do not have the right to demand or require ATST to issue share certificates. The trustees have the power under the ATST Declaration to establish new series and classes of shares; IMMFI's directors currently have a similar right. The ATST Declaration permits the trustees to issue an unlimited number of shares of each class and series. IMMFI is authorized to issue only the number of shares specified in the IMMFI Articles of Incorporation and may issue additional shares only with IMMFI Board approval and after payment of a fee to the State of Maryland on any additional shares authorized.

     Your Fund currently has the classes of shares set forth in Exhibit A. ATST has established for each New Fund the classes that currently exist for its predecessor Current Fund. Except as discussed in this Proxy Statement, shares of each class of each New Fund will have rights, privileges, and terms substantially similar to those of the corresponding class of the Current Fund.

  LIABILITY OF SHAREHOLDERS

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he or she receives any distribution which exceeds the amount which he or she could properly receive under Maryland law or where such liability is necessary to prevent fraud.

     The Delaware Statutory Trust Act provides that shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The ATST Declaration provides that shareholders of ATST shall not be subject to any personal liability for acts or obligations of ATST and that every written agreement, obligation or other undertaking made or issued by ATST shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the ATST Declaration provides for indemnification out of ATST's property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his or her investment due to shareholder liability is limited to circumstances in which ATST itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of ATST, the possibility of ATST being unable to meet its obligations is considered remote, and even if a claim were brought against ATST and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

  ELECTION OF DIRECTORS/TRUSTEES; TERMS

     The shareholders of IMMFI have elected a majority of the directors of IMMFI. Each director serves until a successor is elected, subject to his or her earlier death, resignation or removal in the manner provided by law (see below). In the case of a vacancy on the IMMFI Board (other than a vacancy created by removal by the shareholders), a majority of the directors may appoint a successor to fill such vacancy. The right of the IMMFI Board to appoint directors to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

     As set forth above, the IMMFI Plan authorizes IMMFI to acquire one share of each class of each New Fund and, as the sole shareholder of ATST prior to the IMMFI Redomestication, to elect the directors of IMMFI as the trustees of ATST. Such trustees serve for the life of ATST, subject to his or her earlier death, incapacitation, resignation, retirement or removal (see below). In the case of any vacancy on the Board of Trustees of ATST (the "ATST Board"), a majority of the trustees may appoint a successor to fill such vacancy. The right of the ATST Board to appoint trustees to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

  REMOVAL OF DIRECTORS/TRUSTEES

     A director of IMMFI may be removed by the affirmative vote of a majority of the outstanding shares of IMMFI.

     A trustee of ATST may be removed at any time by a written instrument signed by at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of ATST.

  MEETINGS OF SHAREHOLDERS

     IMMFI is not required to hold annual meetings of shareholders and does not intend to do so unless required by the 1940 Act. The IMMFI Bylaws provide that a special meeting of shareholders may be called by the president or, in his or her absence, the vice-president or by a majority of the IMMFI Board or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting need be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

     ATST is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The ATST Bylaws provide that any trustee may call a special meeting of shareholders and the trustees shall call a special meeting of the shareholders solely for the purpose of removing one or more trustees upon written request of the holders of not less than 10% of the outstanding shares of ATST. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

  LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS; INDEMNIFICATION

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. The IMMFI Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

     Delaware law provides that trustees of a statutory trust shall not be liable to the statutory trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the ATST Declaration, the trustees and officers of ATST are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a statutory trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The ATST Declaration provides for the indemnification of its trustees and officers to the extent that such trustees and officers act in good faith and reasonably believe that their conduct is in the best interests of ATST, except with respect to any matter in which it has been determined that such trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

  DISSOLUTION AND TERMINATION

     Maryland law provides that IMMFI may be dissolved by the vote of a majority of the IMMFI Board and two-thirds of the shares entitled to vote on the dissolution; however the IMMFI Articles of Incorporation reduce the required shareholder vote from two-thirds to a majority of the shares entitled to vote on the dissolution.

     Pursuant to the ATST Declaration, ATST or any series or class of shares of beneficial interest in ATST may be terminated by: (1) a majority shareholder vote of ATST or the affected series or class, respectively; or (2) if there are fewer than 100 shareholders of record of ATST or of such terminating series or class, the trustees pursuant to written notice to the shares of ATST or the affected series or class.

  VOTING RIGHTS OF SHAREHOLDERS

     Shareholders of a Maryland corporation such as IMMFI are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland law.

     The ATST Declaration grants shareholders power to vote only with respect to the following: (i) election of trustees, provided that a meeting of shareholders has been called for that purpose; (ii) removal of trustees, provided that a meeting of shareholders has been called for that purpose; (iii) termination of ATST or a series or class of its shares of beneficial interest, provided that a meeting of shareholders has been called for that purpose; (iv) sale of all or substantially all of the assets of ATST or one of its investment portfolios; (v) merger or consolidation of ATST or any of its investment portfolios, with certain exceptions; (vi) approval of any amendments to shareholders' voting rights under the ATST Declaration; and (vii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

  DISSENTERS' RIGHTS

     Under Maryland law, shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the corporation's assets and are, therefore, bound by the terms of the transaction if the stock is that of an open-end investment company registered with the SEC under the 1940 Act and the value placed on the stock in the transaction is its net asset value.

     Neither Delaware law nor the ATST Declaration confer upon shareholders rights of appraisal or dissenters' rights.

  AMENDMENTS TO ORGANIZATION DOCUMENTS

     IMMFI has the right to amend, alter, change or repeal any provision contained in the IMMFI Articles of Incorporation in the manner prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the IMMFI Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The IMMFI Board may approve amendments to the IMMFI Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the IMMFI Articles of Incorporation may be adopted if approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The directors have the power to alter, amend or repeal the IMMFI Bylaws or adopt new bylaws at any time.

     Consistent with Delaware law, the ATST Board may, without shareholder approval, amend the ATST Declaration at any time, except to eliminate any voting rights pertaining to the shares of ATST, without approval of the majority of the shares of ATST. The trustees have the power to alter, amend or repeal the ATST Bylaws or adopt new bylaws at any time.

     The foregoing discussion is only a summary of certain differences between and among the IMMFI Articles of Incorporation, the IMMFI Bylaws and Maryland law, and the ATST Declaration, ATST Bylaws and Delaware law. It is not a complete list of the differences. Shareholders should refer to the provisions of the governing documents of IMMFI and ATST and state law directly for a more thorough comparison. Copies of the IMMFI Articles of Incorporation and IMMFI Bylaws, and of the ATST Declaration and ATST Bylaws are available to shareholders without charge upon written request to IMMFI.

THE BOARD'S RECOMMENDATION ON PROPOSAL 7

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Effective August 13, 2002, the fiscal year end of INVESCO Money Market Funds, Inc. was changed from May 31 to August 31. The audit committees of the Boards of INVESCO International Funds, Inc. and INVESCO Manager Series Funds, Inc. have appointed PricewaterhouseCoopers LLP ("PwC") as each such Company's independent public accountants for the fiscal years ending October 31, 2003 and August 31, 2003, respectively. The audit committee of the Board of INVESCO Money Market Funds, Inc. has appointed PwC as such Company's independent public accountants for the fiscal years ending August 31, 2003 and August 31, 2004.

     Representatives of PwC are expected to be available at the Special Meetings and to have the opportunity to make a statement and respond to appropriate questions from the shareholders.

     The audit committees of the Boards of the Companies have considered whether the provision of the services below is compatible with maintaining the independence of PwC.

FEES PAID TO PWC RELATED TO INVESCO MONEY MARKET FUNDS, INC. (FOR 2003 FISCAL
YEAR)

     PwC billed INVESCO Money Market Funds, Inc. aggregate fees for professional services rendered for the 2003 fiscal year as follows:

                                                     FINANCIAL
                                                INFORMATION SYSTEMS
                                                    DESIGN AND
                                                  IMPLEMENTATION
COMPANY AND FISCAL YEAR END        AUDIT FEES          FEES           ALL OTHER FEES*   TOTAL FEES
---------------------------        ----------   -------------------   ---------------   ----------
INVESCO Money Market Funds, Inc.
  (5/31/03)......................   $54,200             $0                $9,265         $63,465

---------------

* All Other Fees includes fees billed for all other non-audit services, including fees for tax-related services rendered to INVESCO Money Market Funds, Inc.

FEES PAID TO PWC NOT RELATED TO INVESCO MONEY MARKET FUNDS, INC. (FOR 2003 FISCAL YEAR)

     PwC billed INVESCO aggregate fees for professional services rendered for the 2003 fiscal year to INVESCO, or any affiliate that provided services to INVESCO Money Market Funds, Inc., as follows:

Financial Information Systems Design and Implementation
  Fees......................................................   $     0
All Other Fees**............................................   $31,500
                                                               -------
Total Fees..................................................   $31,500

---------------

** As required by SEC rules, All Other Fees includes amounts paid to PWC by the Funds' advisor and other related entities that provide support for the operations of INVESCO Money Market Funds, Inc. All Other Fees include services relating to tax services, controls review on the transfer agency, research on accounting consultations, a CRM project and other agreed-upon procedures. The services performed for the Funds' advisor and related entities benefit many legal entities of INVESCO, including many sister funds within the investment company complex.

FEES PAID TO PWC RELATED TO INVESCO INTERNATIONAL FUNDS, INC. AND INVESCO MANAGER SERIES FUNDS, INC. (FOR 2002 FISCAL YEARS)

     No information is provided for INVESCO Manager Series Funds, Inc. because it has not yet completed its first fiscal year. PwC billed INVESCO International Funds, Inc. aggregate fees for professional services rendered for the 2002 fiscal year as follows:

                                                     FINANCIAL
                                                INFORMATION SYSTEMS
                                                    DESIGN AND
                                                  IMPLEMENTATION
COMPANY AND FISCAL YEAR END        AUDIT FEES          FEES           ALL OTHER FEES*   TOTAL FEES
---------------------------        ----------   -------------------   ---------------   ----------
INVESCO International Funds, Inc.
  (10/31/02).....................   $61,800             $0                $8,388         $70,188

---------------

* All Other Fees includes fees billed for all other non-audit services, including fees for tax-related services rendered to the applicable Company.

FEES PAID TO PWC NOT RELATED TO INVESCO INTERNATIONAL FUNDS, INC. AND INVESCO MANAGER SERIES FUNDS, INC. (FOR 2002 FISCAL YEARS)

     No information is provided for INVESCO Manager Series Funds, Inc. because it has not yet completed its first fiscal year. PwC billed INVESCO aggregate fees for professional services rendered for the 2002 fiscal year to INVESCO, or any affiliate that provided services to INVESCO International Funds, Inc. as follows:

                                                  FINANCIAL
                                             INFORMATION SYSTEMS
                                                 DESIGN AND
                                               IMPLEMENTATION
COMPANY AND FISCAL YEAR END                         FEES           ALL OTHER FEES*   TOTAL FEES
---------------------------                  -------------------   ---------------   ----------
INVESCO International Funds, Inc.
  (10/31/02)...............................          $0                $37,500        $37,500

---------------

* As required by SEC rules, All Other Fees includes amounts paid to PwC by the Funds' advisor and other related entities that provide support for the operations of INVESCO International Funds, Inc. All Other Fees include services relating to tax services, controls review on the transfer agency, research on accounting consultations, a CRM project and other agreed-upon procedures. The services performed for the Funds' advisor and related entities benefit many legal entities of INVESCO, including many sister funds within the investment company complex.

                                   EXHIBIT A

                  SHARES OF INVESCO INTERNATIONAL FUNDS, INC.
                          OUTSTANDING ON JULY 25, 2003

                                                              NUMBER OF SHARES OUTSTANDING
NAME OF FUND (CLASS)                                                ON JULY 25, 2003
--------------------                                          ----------------------------
INVESCO INTERNATIONAL BLUE CHIP VALUE FUND
Class A.....................................................            343,733.88
Class B.....................................................             50,775.11
Class C.....................................................            341,287.90
Investor Class..............................................          5,086,270.64
INVESCO EUROPEAN FUND
Class A.....................................................            619,227.05
Class B.....................................................              9,526.87
Class C.....................................................            138,626.09
Class K.....................................................             48,846.84
Investor Class..............................................         20,255,066.78

                  SHARES OF INVESCO MANAGER SERIES FUNDS, INC.
                          OUTSTANDING ON JULY 25, 2003

                                                              NUMBER OF SHARES OUTSTANDING
NAME OF FUND (CLASS)                                                ON JULY 25, 2003
--------------------                                          ----------------------------
INVESCO MULTI-SECTOR FUND
Class A.....................................................          1,314,195.58
Class B.....................................................            433,235.61
Class C.....................................................            528,992.00

                   SHARES OF INVESCO MONEY MARKET FUNDS, INC.
                          OUTSTANDING ON JULY 25, 2003

                                                              NUMBER OF SHARES OUTSTANDING
NAME OF FUND (CLASS)                                                ON JULY 25, 2003
--------------------                                          ----------------------------
INVESCO U.S. GOVERNMENT MONEY FUND
Investor Class..............................................          64,930,519.14
INVESCO CASH RESERVES FUND
Class A.....................................................           7,646,965.33
Class B.....................................................             587,638.32
Class C.....................................................          14,489,104.93
Investor Class..............................................         544,983,137.48
INVESCO TAX-FREE MONEY FUND
Investor Class..............................................          25,707,202.13

                                   EXHIBIT B

                          DIRECTOR COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each director of each Company who was not affiliated with INVESCO during the year ended December 31, 2002.

                                         AGGREGATE COMPENSATION FROM                   RETIREMENT BENEFITS ACCRUED BY
                                                  COMPANY(4)                                     COMPANY(2)
                                 --------------------------------------------   --------------------------------------------
                                                    INVESCO         INVESCO                        INVESCO         INVESCO
                                    INVESCO         MANAGER          MONEY         INVESCO         MANAGER          MONEY
                                 INTERNATIONAL       SERIES         MARKET      INTERNATIONAL       SERIES         MARKET
NAME OF DIRECTOR                  FUNDS, INC.    FUNDS, INC.(3)   FUNDS, INC.    FUNDS, INC.    FUNDS, INC.(3)   FUNDS, INC.
----------------                 -------------   --------------   -----------   -------------   --------------   -----------
Bob R. Baker...................     $3,148            N/A           $8,862          $278                N/A            0
James T. Bunch.................      2,962            N/A            7,895             0                N/A            0
Gerald J. Lewis................      2,938            N/A            7,654             0                N/A            0
Larry Soll, Ph.D...............      3,024            N/A            7,974             0                N/A            0


                                 ESTIMATED ANNUAL   TOTAL COMPENSATION
                                  BENEFITS UPON      FROM ALL INVESCO
NAME OF DIRECTOR                  RETIREMENT(4)          FUNDS(5)
----------------                 ----------------   ------------------
Bob R. Baker...................      $34,000             $138,000
James T. Bunch.................       34,000              124,625
Gerald J. Lewis................       34,000              116,500
Larry Soll, Ph.D...............       34,000              126,000

---------------

(1) The vice chairman of the Board, the chairs of certain of your Fund's committees who are independent directors, and the members of your Fund's committees who are independent directors each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors. For INVESCO International Funds, Inc., amounts shown are based on the fiscal year ended October 31, 2002. For INVESCO Money Market Funds, Inc., amounts shown are based on the fiscal year ended May 31, 2003. No amounts are shown for INVESCO Manager Series Funds, Inc. because such Company has not yet completed a full fiscal year.

(2) Represents estimated benefits accrued with respect to the current Retirement Plan and Deferred Retirement Plan Account Agreement, and not compensation deferred at the election of the directors. For INVESCO International Funds, Inc., amounts shown are based on the fiscal year ended October 31, 2002. For INVESCO Money Market Funds, Inc., amounts shown are based on the fiscal year ended May 31, 2003.

(3) No amounts are shown for INVESCO Manager Series Funds, Inc. because such Company has not yet completed a full fiscal year.

(4) These amounts represent the estimated annual benefits payable by the ten INVESCO Funds upon the directors' retirement under the current Retirement Plan and Deferred Retirement Plan Account Agreement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Messrs. Bunch and Lewis, each of these directors has served as a director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the current Retirement Plan.

(5) All continuing directors currently serve as directors of ten registered investment companies advised by INVESCO.

                                   EXHIBIT C

                             OFFICERS OF COMPANIES

     The following table provides information with respect to the current officers of each Company. Each officer is elected by each Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by a Board. The business address of all officers of each Company is 4350 South Monaco Street, Denver, Colorado 80237.

NAME, YEAR OF BIRTH AND                         OFFICER
POSITION(S) HELD WITH COMPANY                    SINCE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------                   -------    -------------------------------------------
Mark H. Williamson -- 1951...................    1998     Director, President and Chief Executive
  Chairman of the Board                                   Officer, A I M Management Group Inc.;
                                                          Director, Chairman and President, A I M
                                                          Advisors, Inc. (registered investment
                                                          advisor); Director, A I M Distributors, Inc.
                                                          (registered broker dealer); and Chief
                                                          Executive Officer of the AIM Division of
                                                          AMVESCAP PLC (2003-present); formerly Chief
                                                          Executive Officer, Managed Products Division,
                                                          AMVESCAP PLC (2001-2002); Chairman of the
                                                          Board (1998-2002), President (1998-2002) and
                                                          Chief Executive Officer (1998-2002) of
                                                          INVESCO Funds Group, Inc. (registered
                                                          investment advisor) and INVESCO Distributors,
                                                          Inc. (registered broker dealer); Chief
                                                          Operating Officer and Chairman of the Board
                                                          of INVESCO Global Health Sciences Fund;
                                                          Chairman and Chief Executive Officer of
                                                          NationsBanc Advisors, Inc.; and Chairman of
                                                          NationsBanc Investments, Inc.
Raymond R. Cunningham -- 1951................    2001     President (2001-present) and Chief Executive
  President and Chief Executive Officer                   Officer (2003-present) of INVESCO Funds
                                                          Group, Inc.; Chairman of the Board
                                                          (2003-present) and President (2003-present)
                                                          of INVESCO Distributors, Inc.; Senior Vice
                                                          President and Chief Operating Officer, A I M
                                                          Management Group Inc.; Senior Vice President,
                                                          A I M Advisors, Inc. and A I M Distributors,
                                                          Inc.; formerly, Chief Operating Officer
                                                          (2001-2003) and Senior Vice President
                                                          (1999-2002) of INVESCO Funds Group, Inc. and
                                                          INVESCO Distributors, Inc.; and Senior Vice
                                                          President of GT Global -- North America
                                                          (1992-1998).
Glen A. Payne -- 1947........................    1989     Senior Vice President, General Counsel and
  Secretary                                               Secretary of INVESCO Funds Group, Inc.;
                                                          Senior Vice President, Secretary and General
                                                          Counsel of INVESCO Distributors, Inc.;
                                                          formerly, Secretary of INVESCO Global Health
                                                          Sciences Fund; General Counsel of INVESCO
                                                          Trust Company (1989-1998); and employee of
                                                          the Securities and Exchange Commission,
                                                          Washington, DC (1973-1989).

NAME, YEAR OF BIRTH AND                         OFFICER
POSITION(S) HELD WITH COMPANY                    SINCE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------                   -------    -------------------------------------------
Ronald L. Grooms -- 1946.....................    1988     Senior Vice President and Treasurer of
  Chief Accounting Officer,                               INVESCO Funds Group, Inc.; and Senior Vice
  Chief Financial Officer and Treasurer                   President and Treasurer of INVESCO
                                                          Distributors, Inc.; formerly, Treasurer and
                                                          Principal Financial and Accounting Officer of
                                                          INVESCO Global Health Sciences Fund; and
                                                          Senior Vice President and Treasurer of
                                                          INVESCO Trust Company (1988-1998).
William J. Galvin, Jr. -- 1956...............    1992     Senior Vice President and Assistant Secretary
  Assistant Secretary                                     INVESCO Funds Group, Inc.; and Senior Vice
                                                          President and Assistant Secretary of INVESCO
                                                          Distributors, Inc.; formerly, Trust Officer
                                                          of INVESCO Trust Company (1995-1998).
Pamela J. Piro -- 1960.......................    1999     Vice President and Assistant Treasurer of
  Assistant Treasurer                                     INVESCO Funds Group, Inc.; and Assistant
                                                          Treasurer of INVESCO Distributors, Inc.;
                                                          formerly, Assistant Vice President
                                                          (1996-1997).
Tane T. Tyler -- 1965........................    2002     Vice President and Assistant General Counsel
  Assistant Secretary                                     of INVESCO Funds Group, Inc.

                                   EXHIBIT D

                        SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of the Companies, the following table sets forth certain information regarding the ownership as of July 25, 2003 of shares of common stock of each class of each of the Funds by the directors, nominees and current executive officers of the Companies. No information is given as to a series portfolio or class if a director, nominee or current executive officer held no shares of any or all classes of such series portfolio as of July 25, 2003.

INVESCO INTERNATIONAL FUNDS, INC.

                                                                               SHARES OF THE
                                                                                FUNDS OWNED
                                                                              BENEFICIALLY AS    PERCENT OF
NAME OF DIRECTOR/NOMINEE/OFFICER                 FUND (CLASS)                 OF JULY 25, 2003     CLASS
--------------------------------                 ------------                 ----------------   ----------
Bob R. Baker..................    INVESCO International Blue Chip Value Fund        41.213           *
                                    (Investor Class)
                                  INVESCO European Fund                             28.658           *
                                    (Investor Class)
Sueann Ambron.................    INVESCO International Blue Chip Value Fund        14.620           *
                                    (Investor Class)
                                  INVESCO European Fund                             15.468           *
                                    (Investor Class)
Victor L. Andrews.............    INVESCO International Blue Chip Value Fund        41.213           *
                                    (Investor Class)
                                  INVESCO European Fund                             28.658           *
                                    (Investor Class)
Lawrence H. Budner............    INVESCO International Blue Chip Value Fund        41.213           *
                                    (Investor Class)
                                  INVESCO European Fund                             28.658           *
                                    (Investor Class)
James T. Bunch................    INVESCO International Blue Chip Value Fund        14.808           *
                                    (Investor Class)
                                  INVESCO European Fund                              8.692           *
                                    (Investor Class)
Gerald J. Lewis...............    INVESCO International Blue Chip Value Fund        14.808           *
                                    (Investor Class)
                                  INVESCO European Fund                            459.408           *
                                    (Investor Class)
John W. McIntyre..............    INVESCO International Blue Chip Value Fund        41.213           *
                                    (Investor Class)
                                  INVESCO European Fund                            183.071           *
                                    (Investor Class)
Larry Soll, Ph.D. ............    INVESCO International Blue Chip Value Fund        41.213           *
                                    (Investor Class)
                                  INVESCO European Fund                            724.904           *
                                    (Investor Class)
Mark H. Williamson............    INVESCO European Fund                            129.282           *
                                    (Investor Class)

                                                                               SHARES OF THE
                                                                                FUNDS OWNED
                                                                              BENEFICIALLY AS    PERCENT OF
NAME OF DIRECTOR/NOMINEE/OFFICER                 FUND (CLASS)                 OF JULY 25, 2003     CLASS
--------------------------------                 ------------                 ----------------   ----------
Tane T. Tyler.................    INVESCO European Fund                            114.548           *
                                    (Investor Class)
All Directors, Nominees, and
current Executive Officers as a
Group.........................    INVESCO International Blue Chip Value Fund       250.301           *
                                    (Investor Class)
                                  INVESCO European Fund                          1,721.347           *
                                    (Investor Class)

---------------

* Less than 1% of the outstanding shares of the class.

INVESCO MANAGER SERIES FUNDS, INC.

                                                                        SHARES OF THE
                                                                         FUNDS OWNED
                                                                       BENEFICIALLY AS    PERCENT OF
NAME OF DIRECTOR/NOMINEE/OFFICER                  FUND (CLASS)         OF JULY 25, 2003     CLASS
--------------------------------                  ------------         ----------------   ----------
Bob R. Baker..............................  INVESCO Multi-Sector Fund       7.003             *
                                              (Class A)
Sueann Ambron.............................  INVESCO Multi-Sector Fund       6.649             *
                                              (Class A)
Victor L. Andrews.........................  INVESCO Multi-Sector Fund       7.003             *
                                              (Class A)
Lawrence H. Budner........................  INVESCO Multi-Sector Fund       7.003             *
                                              (Class A)
James T. Bunch............................  INVESCO Multi-Sector Fund       7.003             *
                                              (Class A)
Gerald J. Lewis...........................  INVESCO Multi-Sector Fund       7.003             *
                                              (Class A)
John W. McIntyre..........................  INVESCO Multi-Sector Fund       7.003             *
                                              (Class A)
Larry Soll, Ph.D. ........................  INVESCO Multi-Sector Fund       7.003             *
                                              (Class A)
All Directors, Nominees, and current
Executive Officers as a Group.............  INVESCO Multi-Sector Fund       55.67             *
                                              (Class A)

---------------

* Less than 1% of the outstanding shares of the class.

INVESCO MONEY MARKET FUNDS, INC.

                                                                       SHARES OF THE
                                                                        FUNDS OWNED
                                                                      BENEFICIALLY AS    PERCENT OF
NAME OF DIRECTOR/NOMINEE/OFFICER             FUND (CLASS)             OF JULY 25, 2003     CLASS
--------------------------------             ------------             ----------------   ----------
Bob R. Baker....................  INVESCO Cash Reserves Fund                 226.67            *
                                    (Investor Class)
                                  INVESCO Tax-Free Money Fund                109.99            *
                                    (Investor Class)
                                  INVESCO U.S. Government Money Fund         114.45            *
                                    (Investor Class)
Sueann Ambron...................  INVESCO Cash Reserves Fund                 575.26            *
                                    (Investor Class)
                                  INVESCO Tax-Free Money Fund                100.02            *
                                    (Investor Class)
                                  INVESCO U.S. Government Money Fund         100.02            *
                                    (Investor Class)
Victor L. Andrews...............  INVESCO Cash Reserves Fund                 212.39            *
                                    (Investor Class)
                                  INVESCO Tax-Free Money Fund                109.99            *
                                    (Investor Class)
                                  INVESCO U.S. Government Money Fund         114.45            *
                                    (Investor Class)
Lawrence H. Budner..............  INVESCO Cash Reserves Fund               2,404.29            *
                                    (Investor Class)
                                  INVESCO Tax-Free Money Fund                109.99            *
                                    (Investor Class)
                                  INVESCO U.S. Government Money Fund         114.45            *
                                    (Investor Class)
James T. Bunch..................  INVESCO Cash Reserves Fund              20,510.45            *
                                    (Investor Class)
                                  INVESCO Tax-Free Money Fund                105.68            *
                                    (Investor Class)
                                  INVESCO U.S. Government Money Fund         108.85            *
                                    (Investor Class)
Richard W. Healy................  INVESCO Tax-Free Money Fund             31,647.66            *
                                    (Investor Class)
Gerald J. Lewis.................  INVESCO Cash Reserves Fund                 253.94            *
                                    (Investor Class)
                                  INVESCO Tax-Free Money Fund                105.68            *
                                    (Investor Class)
                                  INVESCO U.S. Government Money Fund         108.85            *
                                    (Investor Class)
John W. McIntyre................  INVESCO Cash Reserves Fund                 201.42            *
                                    (Investor Class)
                                  INVESCO Tax-Free Money Fund                109.99            *
                                    (Investor Class)
                                  INVESCO U.S. Government Money Fund         114.45            *
                                    (Investor Class)
Larry Soll, Ph.D. ..............  INVESCO Cash Reserves Fund                 201.42            *
                                    (Investor Class)
                                  INVESCO Tax-Free Money Fund                109.99            *
                                    (Investor Class)
                                  INVESCO U.S. Government Money Fund         114.45            *
                                    (Investor Class)

                                                                       SHARES OF THE
                                                                        FUNDS OWNED
                                                                      BENEFICIALLY AS    PERCENT OF
NAME OF DIRECTOR/NOMINEE/OFFICER             FUND (CLASS)             OF JULY 25, 2003     CLASS
--------------------------------             ------------             ----------------   ----------
Mark H. Williamson..............  INVESCO Cash Reserves Fund                 250.86            *
                                    (Investor Class)
Glen A. Payne...................  INVESCO Cash Reserves Fund               2,628.78            *
                                    (Investor Class)
Ronald L. Grooms................  INVESCO Tax-Free Money Fund            417,275.31         1.62%
                                    (Investor Class)
William L. Glavin, Jr. .........  INVESCO Cash Reserves Fund              54,447.66            *
                                    (Investor Class)
                                  INVESCO Tax-Free Money Fund             90,763.94            *
                                    (Investor Class)
Pamela J. Piro..................  INVESCO Cash Reserves Fund               1,849.40            *
                                    (Investor Class)
All Directors, Nominees, and
current Executive Officers as a
Group...........................  INVESCO Cash Reserves Fund              83,763.22            *
                                    (Investor Class)
                                  INVESCO Tax-Free Money Fund            540,548.24         2.10%
                                    (Investor Class)
                                  INVESCO U.S. Government Money Fund         889.97            *
                                    (Investor Class)

---------------

* Less than 1% of the outstanding shares of the class.

                                   EXHIBIT E

                        OWNERSHIP OF SHARES OF THE FUNDS

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 25, 2003, to the best knowledge of Companies owned 5% or more of any class of the outstanding shares of a Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

INVESCO INTERNATIONAL FUNDS, INC.

                                                                 NUMBER OF SHARES   PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER                 FUND (CLASS)    OWNED OF RECORD    OWNED OF RECORD*
--------------------------------                 ------------    ----------------   ----------------
INVESCO INTERNATIONAL BLUE CHIP VALUE FUND
Charles Schwab & Co. Inc. ....................  Investor Class      815,995.62           16.04%
Special Custody Acct. for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

Muir & Co. ...................................  Investor Class      639,372.76           12.57%
Attn: Mutual Fund Area T-8
P.O. Box 2479
San Antonio, TX 78298-2479

Charles Schwab & Co. Inc. ....................         Class A      114,832.99           33.41%
Special Custody Acct. for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

Merrill Lynch.................................         Class A       60,453.70           17.59%
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

Bear Stearns Securities Corp. ................         Class A       32,499.58            9.45%
1 Metrotech Center North
Brooklyn, NY 11201-3870

Pershing LLC..................................         Class A       28,822.06            8.38%
P.O. Box 2052
Jersey City, NJ 07303-2052

Wexford Clearing Services Corp FBO............         Class A       23,932.65            6.96%
Caffyn Family LTD A
Custom House
25 Eden Quay
Dublin 1 Ireland

Jefferies & Company Inc. .....................         Class A       21,543.04            6.27%
Harborside Financial Center
705 Plaza 3
Jersey City, NJ 07311

Merrill Lynch.................................         Class B        7,737.61           15.24%
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

                                                                 NUMBER OF SHARES   PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER                 FUND (CLASS)    OWNED OF RECORD    OWNED OF RECORD*
--------------------------------                 ------------    ----------------   ----------------

American Enterprise Investment Svcs...........         Class B        5,625.24           11.08%
FBO 213757461
P.O. Box 9446
Minneapolis, MN 55440-9446

UBS Financial Services Inc. ..................         Class B        4,267.43            8.40%
John B. Leber &
Joy N. Leber JTWROS
3 Cottage Court
Beach Haven, NJ 08008-3109

American Enterprise Investment Svcs...........         Class B        3,212.64            6.33%
FBO 215222551
P.O. Box 9446
Minneapolis, MN 55440-9446

American Enterprise Investment Svcs...........         Class B        2,886.84            5.69%
FBO 580183591
P.O. Box 9446
Minneapolis, MN 55440-9446

LPL Financial Services........................         Class B        2,805.39            5.53%
9785 Towne Centre Dr.
San Diego, CA 92121-1968

Merrill Lynch.................................         Class C       97,230.26           28.49%
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

J. Robert Baur TR.............................         Class C       44,006.60           12.89%
J. Robert Baur Revocable Trust
06/23/99
3810 W. Riverside Ave.
Muncie, IN 47304-3762

San Felipe Partnership........................         Class C       28,774.64            8.43%
3810 W. Riverside Ave.
Muncie, IN 47304-3762

---------------

* The Companies have no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

INVESCO MANAGER SERIES FUNDS, INC.

                                                                 NUMBER OF SHARES   PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER                 FUND (CLASS)    OWNED OF RECORD    OWNED OF RECORD*
--------------------------------                 ------------    ----------------   ----------------
INVESCO MULTI-SECTOR FUND

Charles Schwab & Co. Inc. ....................         Class A      485,654.00           36.95%
Special Custody Acct. for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

Merrill Lynch.................................         Class A      100,990.57            7.68%
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

Invesco Funds Group Inc. .....................         Class B       55,533.33           12.82%
Attn: Sheila Wendland
P.O. Box 173706
Denver, CO 80217-3706

                                                                 NUMBER OF SHARES   PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER                 FUND (CLASS)    OWNED OF RECORD    OWNED OF RECORD*
--------------------------------                 ------------    ----------------   ----------------

Merrill Lynch.................................         Class B       37,696.53            8.70%
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

Invesco Funds Group Inc. .....................         Class C       55,533.33           10.50%
Attn: Sheila Wendland
P.O. Box 173706
Denver, CO 80217-3706

Merrill Lynch.................................         Class C       48,564.86            9.18%
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

---------------

* The Companies have no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                   EXHIBIT F

                       DIRECTOR OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of equity securities beneficially owned by each director and nominee as of December 31, 2002 (i) in each Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the INVESCO Funds complex.

                                                              DOLLAR RANGE OF EQUITY
                                                               SECURITIES PER FUND
                                                               INTERESTED DIRECTOR
                                                                MARK H. WILLIAMSON
                                                              ----------------------
INVESCO INTERNATIONAL FUNDS, INC.
  INVESCO International Blue Chip Value Fund................        None
INVESCO MANAGER SERIES FUNDS, INC.
  INVESCO Multi-Sector Fund.................................        None
INVESCO MONEY MARKET FUNDS, INC.
  INVESCO U.S. Government Money Fund........................        None
Aggregate Dollar Range of Equity Securities in All
  Registered Investment Companies Overseen By Director in
  the INVESCO Funds Complex.................................    Over $100,000

                                                               DOLLAR RANGE OF EQUITY
                                                                SECURITIES PER FUND
                                                                 INTERESTED NOMINEE
                                                                  ROBERT H. GRAHAM
                                                               ----------------------
INVESCO INTERNATIONAL FUNDS, INC.
  INVESCO International Blue Chip Value Fund................            None
INVESCO MANAGER SERIES FUNDS, INC.
  INVESCO Multi-Sector Fund.................................            None
INVESCO MONEY MARKET FUNDS, INC.
  INVESCO U.S. Government Money Fund........................            None
Aggregate Dollar Range of Equity Securities in All
  Registered Investment Companies Overseen By Director in
  the INVESCO Funds Complex.................................            None

                                                       DOLLAR RANGE OF EQUITY SECURITIES PER FUND
                                                                 INDEPENDENT DIRECTORS
                                       --------------------------------------------------------------------------
                                         BOB R. BAKER      JAMES T. BUNCH    GERALD J. LEWIS    LARRY SOLL, PH.D.
                                       ----------------   ----------------   ----------------   -----------------
INVESCO INTERNATIONAL FUNDS, INC.
  INVESCO International Blue Chip
    Value Fund.......................        $1-$10,000        $1-$100,000        $1-$100,000        $1-100,000
INVESCO MANAGER SERIES FUNDS, INC.
  INVESCO Multi-Sector Fund..........        $1-$10,000        $1-$100,000        $1-$100,000        $1-100,000
INVESCO MONEY MARKET FUNDS, INC.
  INVESCO U.S. Government Money
    Fund.............................        $1-$10,000        $1-$100,000        $1-$100,000        $1-100,000
Aggregate Dollar Range of Equity
  Securities in All Registered
  Investment Companies Overseen By
  Director in the INVESCO Funds
  Complex............................     Over $100,000   $50,001-$100,000   $50,001-$100,000     Over $100,000

                                                              DOLLAR RANGE OF EQUITY SECURITIES PER FUND
                                                                         INDEPENDENT NOMINEES
                                                         -----------------------------------------------------
                                                         FRANK S.   BRUCE L.   ALBERT R.   EDWARD K.   JACK M.
                                                          BAYLEY    CROCKETT    DOWDEN     DUNN, JR.   FIELDS
                                                         --------   --------   ---------   ---------   -------
INVESCO INTERNATIONAL FUNDS, INC.
  INVESCO International Blue Chip Value Fund...........    None       None       None        None       None
INVESCO MANAGER SERIES FUNDS, INC.
  INVESCO Multi-Sector Fund............................    None       None       None        None       None
INVESCO MONEY MARKET FUNDS, INC.
  INVESCO U.S. Government Money Fund...................    None       None       None        None       None
Aggregate Dollar Range of Equity Securities in All
  Registered Investment Companies Overseen by Director
  in the INVESCO Funds Complex.........................    None       None       None        None       None

                                                              DOLLAR RANGE OF EQUITY SECURITIES PER FUND
                                                                         INDEPENDENT NOMINEES
                                                        -------------------------------------------------------
                                                                      PREMA
                                                           CARL      MATHAI-   LEWIS F.    RUTH H.    LOUIS S.
                                                        FRISCHLING    DAVIS     PENNOCK    QUIGLEY      SKLAR
                                                        ----------   -------   ---------   --------   ---------
INVESCO INTERNATIONAL FUNDS, INC.
  INVESCO International Blue Chip Value Fund..........     None       None       None        None       None
INVESCO MANAGER SERIES FUNDS, INC.
  INVESCO Multi-Sector Fund...........................     None       None       None        None       None
INVESCO MONEY MARKET FUNDS, INC.
  INVESCO U.S. Government Money Fund..................     None       None       None        None       None
Aggregate Dollar Range of Equity Securities in All
  Registered Investment Companies Overseen by Director
  in the INVESCO Funds Complex........................     None       None       None        None       None

                                   EXHIBIT G

                          CURRENT ADVISORY AGREEMENTS

                                                    DATE INVESCO BECAME    DATE LAST SUBMITTED
                                                   ADVISOR UNDER CURRENT        TO A VOTE
NAME OF FUND                                        ADVISORY AGREEMENT       OF SHAREHOLDERS
------------                                       ---------------------   -------------------
INVESCO International Blue Chip Value Fund.......  September 18, 1998(1)           N/A
INVESCO U.S. Government Money Fund...............    February 28, 1997     January 31, 1997(2)
INVESCO Multi-Sector Fund........................   August 30, 2002(1)             N/A

---------------

(1) The applicable Fund's initial shareholder initially approved the agreement and such Fund's public shareholders have not subsequently voted on the agreement.

(2) Shareholders last voted on the agreement on January 31, 1997, for the purpose of approving a new investment advisory agreement, with the same parties and on terms substantially identical to the then-existing investment advisory agreement. Such approval was necessary because the then-existing investment advisory agreement terminated automatically by operation of law upon the consummation on February 28, 1997, of the merger of A I M Management Group Inc. and INVESCO PLC, which at that time was the ultimate parent company of the Fund's investment advisor.

                                   EXHIBIT H

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                              A I M ADVISORS, INC.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc. ("AIM"). The business address of the principal executive officer and the directors of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

NAME                             POSITION WITH AIM            PRINCIPAL OCCUPATION
----                             -----------------            --------------------
Mark H. Williamson.............  Director, Chairman and       Director, President and Chief Executive
                                 President                    Officer, A I M Management Group Inc.;
                                                              Director, Chairman and President, A I M
                                                              Advisors, Inc. (registered investment
                                                              advisor); Director, A I M Distributors,
                                                              Inc. (registered broker dealer); and
                                                              Chief Executive Officer of the AIM
                                                              Division of AMVESCAP PLC

Kevin M. Carome................  Director, Senior Vice        Director, Senior Vice President,
                                 President, General Counsel   Secretary and General Counsel, A I M
                                 and Secretary                Management Group Inc.; Vice President,
                                                              A I M Capital Management Inc., A I M
                                                              Distributors, Inc. and A I M Fund
                                                              Services, Inc., and Director, Vice
                                                              President and General Counsel, Fund
                                                              Management Company

Gary T. Crum...................  Director and Senior Vice     Chairman, Director and Director of
                                 President                    Investments, A I M Capital Management,
                                                              Inc.; Director and Executive Vice
                                                              President, A I M Management Group Inc.;
                                                              Director, A I M Distributors, Inc. and
                                                              AMVESCAP PLC

Dawn M. Hawley.................  Director, Senior Vice        Director, Senior Vice President and Chief
                                 President and Chief          Financial Officer, A I M Management Group
                                 Financial Officer            Inc.; Vice President and Treasurer, A I M
                                                              Capital Management, Inc. and A I M
                                                              Distributors, Inc.; Director, Vice
                                                              President and Chief Financial Officer,
                                                              A I M Fund Services, Inc.; and Vice
                                                              President and Chief Financial Officer,
                                                              Fund Management Company

                                   EXHIBIT I

                   COMPENSATION TO INVESCO FUNDS GROUP, INC.

     Each Company pays INVESCO Funds Group, Inc., out of the assets of the applicable Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth the applicable below. Such fee shall be calculated by applying the following annual rate to the average daily net assets of such Fund for the calendar year, computed in the manner used for the determination of the net asset value of shares of such Fund.

                                                                                         NET FEES PAID    FEE WAIVERS
                                                                                          TO INVESCO       OR EXPENSE
                                                                          TOTAL NET      FUNDS GROUP,    REIMBURSEMENTS
                                                                        ASSETS FOR THE   INC. FOR THE       FOR THE
                                                                        MOST RECENTLY    MOST RECENTLY   MOST RECENTLY
                                                    ANNUAL RATE           COMPLETED        COMPLETED       COMPLETED
                                                 (BASED ON AVERAGE      FISCAL PERIOD    FISCAL PERIOD   FISCAL PERIOD
NAME OF COMPANY AND FUND                         DAILY NET ASSETS)         OR YEAR          OR YEAR         OR YEAR
------------------------                      ------------------------  --------------   -------------   --------------
INVESCO INTERNATIONAL FUNDS, INC. INVESCO
  International Blue Chip Value Fund........  0.75% of the first $500    $44,762,929       $367,288         $  8,258
                                              million; 0.65% of the
                                              next $500 million; 0.55%
                                              of the next $1 billion;
                                              0.45% of the next $2
                                              billion; 0.40% of the
                                              next $2 billion; 0.375%
                                              of the next $2 billion;
                                              0.35% of the excess over
                                              $8 billion
INVESCO MANAGER SERIES FUNDS, INC. INVESCO
  Multi-Sector Fund.........................  0.75% of all assets        $20,052,113*      $ 43,175*        $ 28,063
INVESCO MONEY MARKET FUNDS, INC. INVESCO
  U.S. Government Money Fund................  0.50% of the first $300    $67,097,347       $368,428         $191,120
                                              million; 0.40% of the
                                              next $200 million; 0.30%
                                              of the excess over $500
                                              million

---------------

* Commenced operation September 4, 2002.

                                   EXHIBIT J

FEES PAID TO INVESCO FUNDS GROUP, INC. AND AFFILIATES IN MOST RECENT FISCAL YEAR

     The following chart sets forth the non-advisory fees paid by each Fund during its most recently completed fiscal year to INVESCO Funds Group, Inc. and to affiliates of INVESCO Funds Group, Inc.

                                                     INVESCO
                                                 (ADMINISTRATIVE         INVESCO               INVESCO
NAME OF FUND                                       SERVICES)*      DISTRIBUTORS, INC.**   (TRANSFER AGENCY)
------------                                     ---------------   --------------------   -----------------
INVESCO International Blue Chip Value Fund.....      $32,533             $61,423              $298,448
INVESCO U.S. Government Money Fund.............      $43,159             $     0              $299,092
INVESCO Multi-Sector Fund......................      $ 7,507***          $35,294***           $  7,886***

---------------

  * Fees paid to INVESCO for administrative services for the prior fiscal year were paid pursuant to an agreement other than the advisory agreement.

 ** Net amount received from Rule 12b-1 fees. Excluded are amounts reallowed to broker-dealers, agents and other service providers.

*** Commenced operation September 4, 2002. Figures are unaudited.

                                   EXHIBIT K

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to A I M Advisors, Inc. by certain funds that have a similar investment objective as INVESCO International Blue Chip Value Fund.

                                                                   TOTAL NET ASSETS
                                                                     FOR THE MOST     FEE WAIVER, EXPENSE LIMITATIONS
                                               ANNUAL RATE             RECENTLY        AND/OR EXPENSE REIMBURSEMENTS
                                         (BASED ON AVERAGE DAILY   COMPLETED FISCAL   FOR THE MOST RECENTLY COMPLETED
NAME OF FUND                                   NET ASSETS)          PERIOD OR YEAR         FISCAL PERIOD OR YEAR
------------                             ------------------------  ----------------   -------------------------------
AIM Basic Balanced Fund................  0.65% of the first $1      $   95,737,649    Waive advisory fee and/or
                                         billion; 0.60% over 1                        reimburse expenses on Class A,
                                         billion up to and                            Class B and Class C to extent
                                         including $5 billion;                        necessary to limit Total
                                         0.55% of the excess over                     Operating Expenses (excluding
                                         $5 billion                                   interest, taxes, dividends on
                                                                                      short sales, extraordinary
                                                                                      items and increases in expenses
                                                                                      due to expense offset
                                                                                      arrangements, if any) of Class
                                                                                      A shares to 1.50%

AIM Blue Chip Fund.....................  0.75% if the first $350    $2,903,854,053    Waive 0.025% of advisory fee on
                                         million; 0.625% of the                       each $5 billion increment on
                                         excess over $350 million                     net assets in excess of $5
                                                                                      billion up to a maximum waiver
                                                                                      of 0.175% on net assets in
                                                                                      excess of $35 billion

AIM Developing Markets Fund............  0.975% of the first $500   $  157,833,643    Waive advisory fee and
                                         million; 0.95% over $500                     reimburse expenses on Class A,
                                         million up to and                            Class B and Class C to extent
                                         including $1 billion;                        necessary to limit Total
                                         0.925% over $1 billion                       Operating Expenses (excluding
                                         up to and including $1.5                     interest, taxes, dividends on
                                         billion; 0.90% of the                        short sales, extraordinary
                                         excess over 1.5 billion                      items and increases in expenses
                                                                                      due to expense offset
                                                                                      arrangements, if any) of Class
                                                                                      A shares to 2.00%

AIM Diversified Dividend Fund..........  0.75% of the first $1      $   16,049,354    Waive advisory fee and/or
                                         billion; 0.70% over $1                       reimburse expenses on Class A,
                                         billion up to and                            Class B and Class C to the
                                         including $2 billion;                        extent necessary to limit Total
                                         0.625% of the excess                         Operating Expenses (excluding
                                         over $2 billion                              interest, taxes, dividends on
                                                                                      short sales, extraordinary
                                                                                      items and increases in expenses
                                                                                      due to expense offset
                                                                                      arrangements, if any) of Class
                                                                                      A shares to 1.75%

                                                                   TOTAL NET ASSETS
                                                                     FOR THE MOST     FEE WAIVER, EXPENSE LIMITATIONS
                                               ANNUAL RATE             RECENTLY        AND/OR EXPENSE REIMBURSEMENTS
                                         (BASED ON AVERAGE DAILY   COMPLETED FISCAL   FOR THE MOST RECENTLY COMPLETED
NAME OF FUND                                   NET ASSETS)          PERIOD OR YEAR         FISCAL PERIOD OR YEAR
------------                             ------------------------  ----------------   -------------------------------
AIM Large Cap Basic Value Fund.........  0.60% of the first $1      $  180,146,221    N/A
                                         billion; 0.575% over $1
                                         billion up to and
                                         including $2 billion;
                                         0.55% of the excess over
                                         $2 billion
AIM Premier Equity Fund................  0.80% of the first $150    $9,364,213,634    Waive 0.025% of advisory fee on
                                         million; 0.625% of the                       each $5 billion increment on
                                         excess over $150 million                     net assets in excess of $5
                                                                                      billion up to a maximum waiver
                                                                                      of 0.175% on net assets in
                                                                                      excess of $35 billion
AIM V.I. Blue Chip Fund................  0.75% of the first $350    $   65,762,832    N/A
                                         million; 0.625% of the
                                         excess over $350 million
AIM V.I. Premier Equity Fund...........  0.65% of the first $250    $1,530,358,905    N/A
                                         million; 0.60% of the
                                         excess over $250 million

     The following table provides information with respect to the annual advisory fee rates paid to A I M Advisors, Inc. by certain funds that have a similar investment objective as INVESCO Multi-Sector Fund.

                                                                   TOTAL NET ASSETS
                                                                     FOR THE MOST     FEE WAIVER, EXPENSE LIMITATIONS
                                               ANNUAL RATE             RECENTLY        AND/OR EXPENSE REIMBURSEMENTS
                                         (BASED ON AVERAGE DAILY   COMPLETED FISCAL   FOR THE MOST RECENTLY COMPLETED
NAME OF FUND                                   NET ASSETS)          PERIOD OR YEAR         FISCAL PERIOD OR YEAR
------------                             ------------------------  ----------------   -------------------------------
AIM Aggressive Growth Fund.............  0.80% of the first $150    $2,098,074,956    Waive 0.025% on each $5 billion
                                         million; 0.625% of the                       increment on net assets over $5
                                         excess over $150 million                     billion, up to a maximum waiver
                                                                                      of 0.175% on net assets in
                                                                                      excess of $35 billion
AIM Capital Development Fund...........  0.75% of the first $350    $  859,038,420    N/A
                                         million; 0.625% of the
                                         excess over $350 million
AIM Charter Fund.......................  1.00% of the first $30     $3,473,400,686    Waive 0.025% on each $5 billion
                                         million; 0.75% over $30                      increment on net assets over $5
                                         million up to and                            billion, up to a maximum waiver
                                         including $150 million;                      of 0.175% on net assets in
                                         0.625% of the excess                         excess of $35 billion
                                         over $150 million
AIM Constellation Fund.................  1.00% of the first $30     $7,712,712,838    Waive 0.025% on each $5 billion
                                         million; 0.75% over $30                      increment on net assets over $5
                                         million up to and                            billion, up to a maximum waiver
                                         including $150 million;                      of 0.175% on net assets in
                                         0.625% of the excess                         excess of $35 billion
                                         over $150 million

                                                                   TOTAL NET ASSETS
                                                                     FOR THE MOST     FEE WAIVER, EXPENSE LIMITATIONS
                                               ANNUAL RATE             RECENTLY        AND/OR EXPENSE REIMBURSEMENTS
                                         (BASED ON AVERAGE DAILY   COMPLETED FISCAL   FOR THE MOST RECENTLY COMPLETED
NAME OF FUND                                   NET ASSETS)          PERIOD OR YEAR         FISCAL PERIOD OR YEAR
------------                             ------------------------  ----------------   -------------------------------
AIM Core Strategies Fund...............  0.75% of the first $1      $      799,226    Waive advisory fee and/or
                                         billion; 0.70% over $1                       reimburse expenses on Class A,
                                         billion up to and                            Class B and Class C to extent
                                         including $2 billion;                        necessary to limit Total
                                         0.625% of the excess                         Operating Expenses (excluding
                                         over $2 billion                              interest, taxes, dividends on
                                                                                      short sales, extraordinary
                                                                                      items and increases in expenses
                                                                                      due to expense offset
                                                                                      arrangements, if any) of Class
                                                                                      A shares to 1.75%
AIM Dent Demographic Trends Fund.......  0.85% of the first $2      $  501,855,692    N/A
                                         billion; 0.80% of the
                                         excess over $2 billion
AIM Emerging Growth Fund...............  0.85% of the first $1      $  105,075,644    N/A
                                         billion; 0.80% of the
                                         excess over $1 billion
AIM Large Cap Growth Fund..............  0.75% of the first $1      $  245,944,356    Waive advisory fee and/or
                                         billion; 0.70% over $1                       reimburse expenses on Class A,
                                         billion up to and                            Class B and Class C to extent
                                         including $2 billion;                        necessary to limit Total
                                         0.625% of the excess                         Operating Expenses (excluding
                                         over $2 billion                              interest, taxes, dividends on
                                                                                      short sales, extraordinary
                                                                                      items and increases in expenses
                                                                                      due to expense offset
                                                                                      arrangements, if any) of Class
                                                                                      A shares to 1.95%
AIM Mid Cap Growth Fund................  0.80% of the first $1      $  138,528,944    N/A
                                         billion; 0.75% of the
                                         excess over $1 billion
AIM U.S. Growth Fund...................  0.75% of the first $1      $      976,335    Waive advisory fee and/or
                                         billion; 0.70% over $1                       reimburse expenses on Class A,
                                         billion up to and                            Class B and Class C to extent
                                         including $2 billion;                        necessary to limit Total
                                         0.65% of the excess over                     Operating Expenses (excluding
                                         $2 billion                                   interest, taxes, dividends on
                                                                                      short sales, extraordinary
                                                                                      items and increases in expenses
                                                                                      due to expense offset
                                                                                      arrangements, if any) of Class
                                                                                      A shares to 1.75%
AIM Weingarten Fund....................  1.00% of the first $30     $2,726,296,882    Waive 0.025% on each $5 billion
                                         million; 0.75% over $30                      increment on net assets over $5
                                         million up to and                            billion, up to a maximum waiver
                                         including $350 million;                      of 0.175% on net assets in
                                         0.625% of the excess                         excess of $35 billion
                                         over $350 million

                                                                   TOTAL NET ASSETS
                                                                     FOR THE MOST     FEE WAIVER, EXPENSE LIMITATIONS
                                               ANNUAL RATE             RECENTLY        AND/OR EXPENSE REIMBURSEMENTS
                                         (BASED ON AVERAGE DAILY   COMPLETED FISCAL   FOR THE MOST RECENTLY COMPLETED
NAME OF FUND                                   NET ASSETS)          PERIOD OR YEAR         FISCAL PERIOD OR YEAR
------------                             ------------------------  ----------------   -------------------------------
AIM Global Value Fund..................  0.85% of the first $1      $   12,794,786    Waive advisory fee and/or
                                         billion; 0.80% of the                        reimburse expenses on Class A,
                                         excess over $1 billion                       Class B and Class C to extent
                                                                                      necessary to limit Total
                                                                                      Operating Expenses (excluding
                                                                                      interest, taxes, dividends on
                                                                                      short sales, extraordinary
                                                                                      items and increases in expenses
                                                                                      due to expense offset
                                                                                      arrangements, if any) of Class
                                                                                      A shares to 2.00%
AIM Mid Cap Basic Value Fund...........  0.80% of the first $1      $   68,393,079    Waive advisory fee and/or
                                         billion; 0.75% over $1                       reimburse expenses on Class A,
                                         billion up to and                            Class B and Class C to extent
                                         including $5 billion;                        necessary to limit Total
                                         0.70% of the excess over                     Operating Expenses (excluding
                                         $5 billion                                   interest, taxes, dividends on
                                                                                      short sales, extraordinary
                                                                                      items and increases in expenses
                                                                                      due to expense offset
                                                                                      arrangements, if any) of Class
                                                                                      A shares to 1.80%
AIM Asia Pacific Growth Fund...........  0.95% of the first $500    $   88,741,097    Waive advisory fee and/or
                                         million; 0.90% of the                        reimburse expenses on Class A,
                                         excess over $500 million                     Class B and Class C to extent
                                                                                      necessary to limit Total
                                                                                      Operating Expenses (excluding
                                                                                      interest, taxes, dividends on
                                                                                      short sales, extraordinary
                                                                                      items and increases in expenses
                                                                                      due to expense offset
                                                                                      arrangements, if any) of Class
                                                                                      A shares to 2.25%
AIM European Growth Fund...............  0.95% of the first $500    $  408,587,558    N/A
                                         million; 0.90% of the
                                         excess over $500 million
AIM Global Aggressive Growth Fund......  0.90% of the first $1      $  812,560,745    N/A
                                         billion; 0.85% of the
                                         excess over $1 billion
AIM Global Growth Fund.................  0.85% of the first $1      $  576,920,957    N/A
                                         billion; 0.80% of the
                                         excess over $1 billion
AIM International Growth Fund..........  0.95% of the first $1      $1,608,825,043    Waive 0.05% of advisory fee on
                                         billion; 0.90% of the                        average net assets in excess of
                                         excess over $1 billion                       $500 million

                                                                   TOTAL NET ASSETS
                                                                     FOR THE MOST     FEE WAIVER, EXPENSE LIMITATIONS
                                               ANNUAL RATE             RECENTLY        AND/OR EXPENSE REIMBURSEMENTS
                                         (BASED ON AVERAGE DAILY   COMPLETED FISCAL   FOR THE MOST RECENTLY COMPLETED
NAME OF FUND                                   NET ASSETS)          PERIOD OR YEAR         FISCAL PERIOD OR YEAR
------------                             ------------------------  ----------------   -------------------------------
AIM European Small Company Fund........  0.95%                      $   21,342,399    Waive advisory fee and/or
                                                                                      reimburse expenses on Class A,
                                                                                      Class B and Class C to extent
                                                                                      necessary to limit Total
                                                                                      Operating Expenses (excluding
                                                                                      interest, taxes, dividends on
                                                                                      short sales, extraordinary
                                                                                      items and increases in expenses
                                                                                      due to expense offset
                                                                                      arrangements, if any) of Class
                                                                                      A shares to 2.00%
AIM International Emerging Growth        0.95%                      $   16,470,175    Waive advisory fee and/or
  Fund.................................                                               reimburse expenses on Class A,
                                                                                      Class B and Class C to extent
                                                                                      necessary to limit Total
                                                                                      Operating Expenses (excluding
                                                                                      interest, taxes, dividends on
                                                                                      short sales, extraordinary
                                                                                      items and increases in expenses
                                                                                      due to expense offset
                                                                                      arrangements, if any) of Class
                                                                                      A shares to 2.00%
AIM New Technology Fund................  1.00%                      $   34,819,420    Waive advisory fee and/or
                                                                                      reimburse expenses on Class A,
                                                                                      Class B and Class C to extent
                                                                                      necessary to limit Total
                                                                                      Operating Expenses (excluding
                                                                                      interest, taxes, dividends on
                                                                                      short sales, extraordinary
                                                                                      items and increases in expenses
                                                                                      due to expense offset
                                                                                      arrangements, if any) of Class
                                                                                      A shares to 2.00%
AIM Select Equity Fund.................  0.80% of the first $150    $  497,933,298    N/A
                                         million; 0.625% of the
                                         excess over $150 million
AIM Small Cap Equity Fund..............  0.85%                      $  281,390,536    N/A
AIM Premier Equity II Fund.............  0.75%                      $   76,141,376    N/A
AIM V.I. Aggressive Growth Fund........  0.80% of first $150        $  104,046,601    N/A
                                         million; 0.625% of the
                                         excess over $150 million

                                                                   TOTAL NET ASSETS
                                                                     FOR THE MOST     FEE WAIVER, EXPENSE LIMITATIONS
                                               ANNUAL RATE             RECENTLY        AND/OR EXPENSE REIMBURSEMENTS
                                         (BASED ON AVERAGE DAILY   COMPLETED FISCAL   FOR THE MOST RECENTLY COMPLETED
NAME OF FUND                                   NET ASSETS)          PERIOD OR YEAR         FISCAL PERIOD OR YEAR
------------                             ------------------------  ----------------   -------------------------------
AIM V.I. Basic Value Fund..............  0.725% of the first $500   $  202,513,473    Waive advisory fees of Series I
                                         million; 0.70% of the                        and II shares to the extent
                                         next $500 million;                           necessary to limit the expenses
                                         0.675% of the next $500                      (excluding 12b-1 plan fees, if
                                         million; 0.65% in excess                     any, interest, taxes, dividend
                                         of $1.5 billion                              expense on short sales,
                                                                                      extraordinary items and
                                                                                      increases in expenses due to
                                                                                      expense offset arrangements, if
                                                                                      any) of each Series to 1.30%
AIM V.I. Capital Appreciation Fund.....  0.65% of first $250        $  786,930,877    N/A
                                         million; 0.60% of the
                                         excess over $250 million
AIM V.I. Capital Development Fund......  0.75% of first $350        $   84,986,466    N/A
                                         million; 0.625% of the
                                         excess over $350 million
AIM V.I. Core Equity Fund..............  0.65% of first $250        $1,386,999,432    N/A
                                         million; 0.60% of the
                                         excess over $250 million
AIM V.I. Dent Demographic Trends Fund..  0.85% of first $2          $   38,244,830    Waive advisory fees of Series I
                                         billion; 0.80% of the                        and II shares to the extent
                                         excess over $2 billion                       necessary to limit the expenses
                                                                                      (excluding 12b-1 plan fees, if
                                                                                      any, interest, taxes, dividend
                                                                                      expense on short sales,
                                                                                      extraordinary items and
                                                                                      increases in expenses due to
                                                                                      expense offset arrangements, if
                                                                                      any) of each Series to 1.30%
AIM V.I. Growth Fund...................  0.65% of first $250        $  363,991,901    N/A
                                         million; 0.60% of the
                                         excess over $250 million
AIM V.I. International Growth Fund.....  0.75% of first $250        $  252,330,849    N/A
                                         million; 0.70% of excess
                                         over $250 million
AIM V.I. Mid Cap Core Equity Fund......  0.725% of the firsts       $   69,484,798    Waive advisory fees of Series I
                                         $500 million; 0.70% of                       and II shares to the extent
                                         the next $500 million;                       necessary to limit the expenses
                                         0.675% of the next $500                      (excluding 12b-1 plan fees, if
                                         million; 0.65% in excess                     any, interest, taxes, dividend
                                         of $1.5 billion                              expense on short sales,
                                                                                      extraordinary items and
                                                                                      increases in expenses due to
                                                                                      expense offset arrangements, if
                                                                                      any) of each Series to 1.30%

                                                                   TOTAL NET ASSETS
                                                                     FOR THE MOST     FEE WAIVER, EXPENSE LIMITATIONS
                                               ANNUAL RATE             RECENTLY        AND/OR EXPENSE REIMBURSEMENTS
                                         (BASED ON AVERAGE DAILY   COMPLETED FISCAL   FOR THE MOST RECENTLY COMPLETED
NAME OF FUND                                   NET ASSETS)          PERIOD OR YEAR         FISCAL PERIOD OR YEAR
------------                             ------------------------  ----------------   -------------------------------
AIM V.I. New Technology Fund...........  1.00%                      $   14,647,745    Waive advisory fees of Series I
                                                                                      and II shares to the extent
                                                                                      necessary to limit the expenses
                                                                                      (excluding 12b-1 plan fees, if
                                                                                      any, interest, taxes, dividend
                                                                                      expense on short sales,
                                                                                      extraordinary items and
                                                                                      increases in expenses due to
                                                                                      expense offset arrangements, if
                                                                                      any) of each Series to 1.30%
AIM Summit Fund........................  1.00% of the first $10     $1,455,914,877    N/A
                                         million; 0.75% of the
                                         next $140 million;
                                         0.625% in excess of $150
                                         million
AIM Opportunities I Fund...............  Base fee of 1.00%;         $  313,489,899    N/A
                                         maximum annual
                                         performance adjustment
                                         of +/-0.75%
AIM Opportunities II Fund..............  Base fee of 1.50%;         $  195,743,587    N/A
                                         maximum annual
                                         performance adjustment
                                         of +/-1.00%
AIM Opportunities III Fund.............  Base fee of 1.50%;         $  197,568,312    N/A
                                         maximum annual
                                         performance adjustment
                                         of +/-1.00%
AIM Basic Value Fund...................  0.725% of first $500       $4,554,929,266    Waive advisory fees at the
                                         million; 0.70% of next                       annual rate of 0.025% for each
                                         $500 million; 0.675% of                      $5 billion increment, up to a
                                         next $500 million; 0.65%                     maximum waiver of 0.175% on net
                                         of excess over $1.5                          assets in excess of $35 billion
                                         billion
AIM Basic Value II Fund................  0.75% of first $1          $      913,123    Waive advisory fee and/or
                                         billion; 0.70% of next                       reimburse expenses on Class A,
                                         $1 billion; 0.65% of                         Class B and Class C to extent
                                         excess over $2 billion                       necessary to limit Total
                                                                                      Operating Expenses (excluding
                                                                                      interest, taxes, dividends on
                                                                                      short sales, extraordinary
                                                                                      items and increases in expenses
                                                                                      due to expense offset
                                                                                      arrangements, if any) of Class
                                                                                      A shares to 1.75%
AIM Mid Cap Core Equity Fund...........  0.725% on first $500       $1,741,929,034    N/A
                                         million; 0.70% on next
                                         $500 million; 0.675% on
                                         next $500 million; 0.65%
                                         on excess over $1.5
                                         billion

                                                                   TOTAL NET ASSETS
                                                                     FOR THE MOST     FEE WAIVER, EXPENSE LIMITATIONS
                                               ANNUAL RATE             RECENTLY        AND/OR EXPENSE REIMBURSEMENTS
                                         (BASED ON AVERAGE DAILY   COMPLETED FISCAL   FOR THE MOST RECENTLY COMPLETED
NAME OF FUND                                   NET ASSETS)          PERIOD OR YEAR         FISCAL PERIOD OR YEAR
------------                             ------------------------  ----------------   -------------------------------


AIM Small Cap Growth Fund..............  0.725% on first $500       $  989,137,111    N/A
                                         million; 0.70% on next
                                         $500 million; 0.675% on
                                         next $500 million; 0.65%
                                         of excess over $1.5
                                         billion

AIM Global Financial Services Fund.....  0.975% on first $500       $  226,268,642    N/A
                                         million; 0.95% on next
                                         $500 million; 0.925% on
                                         next $500 million; 0.90%
                                         of excess over $1.5
                                         billion

AIM Global Health Care Fund............  0.975% on first $500       $  767,768,706    N/A
                                         million; 0.95% on next
                                         $500 million; 0.925% on
                                         next $500 million; 0.90%
                                         of excess over $1.5
                                         billion

     The following table provides information with respect to the annual advisory fee rates paid to A I M Advisors, Inc. by certain funds that have a similar investment objective as INVESCO U.S. Government Money Fund.

                                                                  TOTAL NET ASSETS
                                                                    FOR THE MOST     FEE WAIVER, EXPENSE LIMITATIONS
                                              ANNUAL RATE             RECENTLY        AND/OR EXPENSE REIMBURSEMENTS
                                        (BASED ON AVERAGE DAILY   COMPLETED FISCAL   FOR THE MOST RECENTLY COMPLETED
NAME OF FUND                                  NET ASSETS)          PERIOD OR YEAR         FISCAL PERIOD OR YEAR
------------                            ------------------------  ----------------   -------------------------------
AIM V.I. Money Market Fund............  0.40% of the first $250   $   127,367,060    N/A
                                        million; 0.35% of the
                                        excess over $250 million

Liquid Assets Portfolio...............  0.15%                     $37,318,945,505    Waive 0.075% of advisory fee on
                                                                                     average net assets

Prime Portfolio.......................  0.15%                     $ 7,941,409,852    Waive 0.075% of advisory fee on
                                                                                     average net assets

Government & Agency Portfolio.........  0.10%                     $ 2,802,914,062    Limit Total Operating Expenses
                                                                                     (excluding Rule 12b-1
                                                                                     distribution plan fees, if any,
                                                                                     interest expense, taxes and
                                                                                     extraordinary items and
                                                                                     indirect expenses resulting
                                                                                     from expense offset
                                                                                     arrangements, if any) to 0.12%

Treasury Portfolio....................  0.15%                     $ 8,109,819,658    Waive 0.075% of advisory fee on
                                                                                     average net assets

                                                                  TOTAL NET ASSETS
                                                                    FOR THE MOST     FEE WAIVER, EXPENSE LIMITATIONS
                                              ANNUAL RATE             RECENTLY        AND/OR EXPENSE REIMBURSEMENTS
                                        (BASED ON AVERAGE DAILY   COMPLETED FISCAL   FOR THE MOST RECENTLY COMPLETED
NAME OF FUND                                  NET ASSETS)          PERIOD OR YEAR         FISCAL PERIOD OR YEAR
------------                            ------------------------  ----------------   -------------------------------

Government TaxAdvantage Portfolio.....  0.20% of the first $250   $   234,741,982    Limit Total Operating Expenses
                                        million; 0.15% over $250                     (excluding Rule 12b-1
                                        million up to and                            distribution plan fees, if any,
                                        including $500 million;                      interest expense, taxes and
                                        0.10% of the excess over                     extraordinary items and
                                        $500 million                                 indirect expenses resulting
                                                                                     from expense offset
                                                                                     arrangements, if any) to 0.13%

AIM Money Market Fund.................  0.55% of the first $1     $ 1,958,803,442    N/A
                                        billion; 0.50% of the
                                        excess over $1 billion

                                   EXHIBIT L

                 PROPOSED COMPENSATION TO A I M ADVISORS, INC.

     The following table provides information with respect to the annual advisory fee rates proposed to be paid to A I M Advisors, Inc. by each Fund under the proposed advisory agreement.

                                                                     ANNUAL RATE
NAME OF FUND                                             (BASED ON AVERAGE DAILY NET ASSETS)
------------                                            -------------------------------------
INVESCO International Blue Chip Value Fund...........   0.75% of first $500 million;
                                                        0.65% of next $500 million;
                                                        0.55% of next $1 billion;
                                                        0.45% of next $2 billion;
                                                        0.40% of next $2 billion;
                                                        0.375% of next $2 billion;
                                                        0.35% of excess over $8 billion
INVESCO U.S. Government Money Fund...................   0.50% of first $300 million;
                                                        0.40% of next $200 million;
                                                        0.30% of excess over $500 million
INVESCO Multi-Sector Fund............................   0.75% of all assets

                                   EXHIBIT M

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                       INVESCO INSTITUTIONAL (N.A.), INC.

     The following table provides information with respect to the principal executive officer and the directors of INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"). The business address of each principal executive officer and directors of INVESCO Institutional is One Midtown Plaza, 1360 Peachtree Street, NE, Atlanta, Georgia 30309.

NAME                                POSITION WITH INVESCO INSTITUTIONAL         PRINCIPAL OCCUPATION
----                             ------------------------------------------   ------------------------
John D. Rogers.................  Director, Chairman, President and Chief      Chief Executive Officer,
                                 Executive Officer                            AMVESCAP PLC -- INVESCO
                                                                              Division
David A. Hartley...............  Director and Chief Financial Officer         Chief Financial Officer,
                                                                              INVESCO Division

                                   EXHIBIT N

          PROPOSED COMPENSATION TO INVESCO INSTITUTIONAL (N.A.), INC.

     AIM proposes to pay INVESCO Institutional (N.A.), Inc., as full compensation for all investment advisory services rendered to your Fund, a sub-advisory fee. Such fee shall be computed daily and paid monthly, at the rate of 40% of AIM's compensation on the sub-advised assets per year, on or before the last day of the next succeeding calendar month.

                                   EXHIBIT O

      ADVISORY FEE SCHEDULES FOR OTHER INVESCO INSTITUTIONAL (N.A.), INC.
                           ADVISED TYPES OF ACCOUNTS

     The following table provides information with respect to the annual advisory fee rates paid to INVESCO Institutional (N.A.), Inc. by certain types of accounts that have a similar investment objective as INVESCO Multi-Sector Fund.

INVESCO Capital Management Group ("ICM")........  The fees for investment advisory services offered by this Group vary, with all fees being negotiable
                                                  beyond the minimum fee of $50,000. The following is
                                                  a representative fee schedule for ICM's services
                                                  for equity or balanced account management: 0.75% on
                                                  the first $10 million dollars of assets under
                                                  management; 0.50% on the next $10 million; and
                                                  0.25% thereafter. Break points in pricing are
                                                  offered as the total amount of assets under
                                                  management increases.
INVESCO National Asset Management ("NAM").......  NAM Division's basic annual fee is as follows: For
                                                  Core Multiple Attribute Equity, Growth Multiple
                                                  Attribute Equity, and Premier Growth Multiple
                                                  Attribute Equity accounts, .75 of 1% of the market
                                                  value of assets up to $10 million, .50 of 1% of the
                                                  market value of assets on the next $40 million, .40
                                                  of 1% of the market value of assets on the next $50
                                                  million, and .25 of 1% of the market value of
                                                  assets above $100 million. For Mid Cap Multiple
                                                  Attribute Equity and Growth Mid Cap Multiple
                                                  Attribute Equity accounts, .85 of 1% of the market
                                                  value of assets up to $10 million, .60 of 1% of the
                                                  market value of assets on the next $40 million, .50
                                                  of 1% of the market value of assets on the next $50
                                                  million, and .35 of 1% of the market value of
                                                  assets above $100 million. For balances accounts,
                                                  .65 of 1% of the market value of assets up to $10
                                                  million, .40 of 1% of the market value of assets on
                                                  the next $40 million, .30 of 1% of the market value
                                                  of assets on the next $50 million, and .20 of 1% of
                                                  the market value of assets above $100 million. The
                                                  NAM Division reserves the right to negotiate fees
                                                  from the above schedules.
                                                  The NAM Groups serves as an advisor or sub-advisor
                                                  to mutual funds. The fees for such services are
                                                  negotiated separately.

INVESCO Structured Products   STRUCTURED EQUITY                   ENHANCED INDEX

  Group ("SPG").............  0.60% on the first $25,000,000      0.30% on the first $25,000,000
                              0.45% on the next $25,000,000       0.25% on the next $50,000,000
                              0.35% on the next $50,000,000       0.20% on the next $125,000,000
                              0.25% on the next $300,000,000      0.10% on the next $300,000,000
                              0.10% thereafter                    0.05% thereafter

                              MARKET NEUTRAL (BASE FEE):          TAA

                              0.30% on the first $50,000,000      0.75% on the first $10,000,000
                              0.20% on the next $100,000,000      0.50% on the next $25,000,000
                              0.10% thereafter                    0.35% on the next $65,000,000
                              MARKET NEUTRAL (PERFORMANCE FEE):   0.30% on the next $150,000,000
                              Hurdle agreed upon benchmark        0.20% on the next $300,000,000
                              Percent Profit Share      20%       0.10% on the next $450,000,000
                                                                  0.05% thereafter

FEE COMPUTATION AND RELATED MATTERS

     Fees may be negotiated on a basis that differs from the schedules above, if circumstances warrant. Such circumstances may include, without limitation, specialized guidelines for the products listed in the basic fee schedule, performance fee arrangements entered into with a particular client (consistent with the requirements of applicable law, including the Investment Advisers Act of 1940, as amended, and ERISA), clients with multiple accounts or relationships with Registrant and its affiliates, off-shore relationships, and account size. Fee schedules for the SPG products for institutional accounts are typically negotiated individually with institutional clients.

INVESCO Multiple Asset Strategies Group
  ("MAS").......................................  Fees for the Global Balanced product family vary depending on mandate complexity. All fees are
                                                  negotiable above a minimum fee of $150,000. The
                                                  following is a representative fee schedule for MAS
                                                  services: 0.80% on the first $25 million of assets
                                                  under management; 0.60% on the next $25 million;
                                                  0.50% on the next $50 million; and negotiable
                                                  thereafter. The group also negotiates
                                                  performance-based fees.

                                   EXHIBIT P

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                  INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.

     The following table provides information with respect to the principal executive officer and the directors of INVESCO Global Asset Management (N.A.), Inc. ("INVESCO Global"). The business address of each principal executive officer and directors of INVESCO Global is One Midtown Plaza, 1360 Peachtree Street, NE, Atlanta, Georgia 30309.

NAME AND ADDRESS                   POSITION WITH INVESCO GLOBAL           PRINCIPAL OCCUPATION
----------------                   ----------------------------           --------------------
John D. Rogers.................  Director, Chairman, President      Chief Executive Officer,
                                 and Chief Executive Officer        AMVESCAP PLC -- INVESCO Division
David A. Hartley...............  Director and Chief Financial       Chief Financial Officer, INVESCO
                                 Officer                            Division

                                   EXHIBIT Q

     PROPOSED COMPENSATION TO INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.

     AIM proposes to pay INVESCO Global Asset Management (N.A.), Inc. as full compensation for all investment advisory services rendered to your Fund, a sub-advisory fee. Such fee shall be computed daily and paid monthly, at the rate of 40% of AIM's compensation on the sub-advised assets per year, on or before the last day of the next succeeding calendar month.

                                   EXHIBIT R

 ADVISORY FEE SCHEDULES FOR OTHER INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.
                           ADVISED TYPES OF ACCOUNTS

     The following table provides information with respect to the annual advisory fee rates paid to INVESCO Global Asset Management (N.A.), Inc. by certain types of accounts that have a similar investment objective as INVESCO International Blue Chip Value Fund.

                                                                  ANNUAL RATE
TYPE OF ACCOUNT                                       (BASED ON AVERAGE DAILY NET ASSETS)
---------------                             --------------------------------------------------------
Non-U.S. Equity...........................  0.80 of 1% on the first $25 million; 0.60 of 1% on the next $25 million; 0.40 of 1% thereafter
Global Equity.............................  0.80 of 1% on the first $25 million; 0.60 of 1% on the next $25 million; 0.40 of 1% thereafter
Non-U.S. Small Cap Equity.................  1.00 of 1% on the first $25 million; 0.80 of 1% on the next $25 million; 0.60 of 1% thereafter

     Fees may be negotiable depending on particular requirements and circumstances of the account(s).

                                                                      APPENDIX I

                                  [REGISTRANT]

                      MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this   day of           , 200 , by and between
[Registrant], a Delaware statutory trust (the "Trust") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest of the Trust, and as of the date of this Agreement, the Board of Trustees has created separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

          (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

     6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

     10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

     12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect
until           , 200 , and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the

Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                          [REGISTRANT]
                                          (a Delaware statutory trust)
Attest:

-----------------------------------------       By: ----------------------------------------------------
           Assistant Secretary
                                                                       President
(SEAL)

Attest:
                                                A I M ADVISORS, INC.

-----------------------------------------
                                                By: ----------------------------------------------------
           Assistant Secretary
                                                                       President
(SEAL)

                                   APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                                                  EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                                  ------------------------------------
[To Be Added]                                                 [To Be Added]

                                   APPENDIX B
                          COMPENSATION TO THE ADVISOR

     The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

     [To Be Added -- Please see Exhibit L for the annual rates applicable to your Fund]

                                                                     APPENDIX II

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This contract is made as of           , 200 , between A I M Advisors, Inc.
hereinafter "Adviser," 11 Greenway Plaza, Suite 100, Houston, Texas 77046, and [INVESCO Global Asset Management (N.A.), Inc.] hereinafter "Sub-Adviser," 1360 Peachtree Street, N.E., Suite 100 Atlanta, Georgia 30309.

     WHEREAS:

     A) Adviser has entered into an investment advisory agreement with [Registrant] (hereinafter "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the funds set forth in Exhibit A attached hereto (each a "Fund");

     B) Sub-Adviser represents that it is licensed under the Investment Advisers Act of 1940 ("Advisers Act") as an investment adviser and engages in the business of acting as an investment adviser;

     C) Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with Adviser.

     NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. Adviser hereby appoints Sub-Adviser as Sub-Adviser of each Fund for the period and on the terms set forth herein. Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2.  Duties as Sub-Adviser.

     (a) Subject to the supervision of the Trust's Board of Trustees ("Board") and Adviser, the Sub-Adviser will provide a continuous investment program for each Fund, including investment research and management, with respect to all or a portion of the securities and investments and cash equivalents of the Fund (the "Sub-Advised Assets"), such Sub-Advised Assets to be determined by the Adviser. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold with respect to the Sub-Advised Assets of each Fund, and the brokers and dealers through whom trades will be executed.

     (b) The Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, Adviser's other clients, or Sub-Adviser's other clients with research, analysis, advice and similar services. The Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to the Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and the Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

     (c) The Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Funds, and will furnish the Board and Adviser with such periodic and special reports as the Board or Adviser reasonably may request. Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.

     3. Further Duties. In all matters relating to the performance of this Contract, Sub-Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations. Sub-Adviser shall maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the 1940 Act and the investment objective(s) and policies as stated in the prospectuses and statements of additional information.

     4. Services Not Exclusive. The services furnished by Sub-Adviser hereunder are not to be deemed exclusive and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     5.  Compensation.

     (a) For the services provided to a Fund under this Contract, Adviser will pay Sub-Adviser a fee, computed daily and paid monthly, at the rate of 40% of the Adviser's compensation on the Sub-Advised Assets per year, on or before the last business day of the next succeeding calendar month.

     (b) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

     6. Fee Waivers and Expense Limitations. If, for any fiscal year of the Trust, the amount of the advisory fee which the Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable hereunder to the Sub-Adviser shall be reduced proportionately; and to the extent that the Adviser reimburses the Fund as a result of such expense limitations, the Sub-Adviser shall reimburse the Adviser that proportion of such reimbursement payments which the sub-advisory fee hereunder bears to the advisory fee under this Contract.

     7.  Limitation of Liability of Sub-Adviser and
Indemnification. Sub-Adviser shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance by Sub-Adviser of its duties or from reckless disregard by Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Sub-Adviser even though paid by it.

     8.  Duration and Termination.

     (a) This Contract shall become effective upon the date hereabove written, provided that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the independent Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities, when required by the 1940 Act.

     (b) Unless sooner terminated as provided herein, this Contract shall
continue in force and effect until           , 200 . Thereafter, if not
terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.

     (c) Notwithstanding the foregoing, with respect to any Fund this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to Sub-Adviser; or (ii) by the Adviser on sixty days' written notice to Sub-Adviser; or (iii) by the Sub-Adviser on sixty days' written notice to the Trust. Termination of this Contract with respect to one Fund shall not affect the continued effectiveness of this Contract with respect to any other Fund. This Contract will automatically terminate in the event of its assignment.

     9. Amendment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

     10. Notices. Any notices under this Contract shall be writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Until further notice to the other party, it is agreed that the address of the Sub-Adviser shall be 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309.

     11. Governing Law. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

     12. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission ("SEC") issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

A I M ADVISORS, INC.                            [INVESCO Global Asset Management (N.A.), INC.]
Adviser                                         Sub-adviser
By:
-----------------------------------------
                                                By: ----------------------------------------------------
Name:
-----------------------------------------
                                                Name: -------------------------------------------------
Title:
-----------------------------------------       Title:
                                                --------------------------------------------------

                                   EXHIBIT A
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

                                      FUND

                                 [To Be Added]

                                                                    APPENDIX III

                             [NAME OF INVESCO FUND]

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of August 13, 2003, by and between [name of current INVESCO Fund], a Maryland corporation (the "Company"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement, and [name of new Delaware statutory trust], a Delaware statutory trust (the "Trust"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A.

                                   BACKGROUND

     The Company is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company currently publicly offers shares of common stock representing interests in one or more separate series portfolios. Each of these series portfolios is listed on Schedule A and is referred to in this Agreement as a "Current Fund."

     The Board of Directors of the Company has designated one or more classes of common stock that represent interests in each Current Fund. Each of these classes is listed on Schedule B to this Agreement and is referred to in this Agreement as a "Current Fund Class."

     The Company desires to change its form and place of organization by reorganizing as the Trust. In anticipation of such reorganization, the Board of Trustees of the Trust has established a series portfolio corresponding to each of the Current Funds (each a "New Fund"), and has designated one or more classes of shares of beneficial interest in each New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Funds and Schedule B lists the New Fund Classes.

     Each Current Fund desires to provide for its Reorganization (each, a "Reorganization" and collectively, the "Reorganizations") through the transfer of all of its assets to the corresponding New Fund in exchange for the assumption by such New Fund of the liabilities of the corresponding Current Fund and the issuance by the Trust to such Current Fund of shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by a Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). Each Current Fund will then distribute the New Fund Shares it has received to its shareholders.

     Each Reorganization of each Current Fund is dependent upon the consummation of the Reorganization of all of the other Current Funds, so that the Reorganizations of all of the Current Funds must be consummated if any of them are to be consummated. For convenience, the balance of this Agreement refers only to a single Reorganization, but the terms and conditions hereof shall apply separately to each Reorganization and to the Current Fund and the corresponding New Fund participating therein, as applicable.

     The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by the Company, on its own behalf and on behalf of the Current Funds, and by the Trust, on its own behalf and on behalf of the New Funds, as a Plan of Reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended.

                                      III-1

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  DEFINITIONS

Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

     1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund's books, and other property owned by a Current Fund at the Effective Time.

     1.2 "Closing" shall mean the consummation of the transfer of Assets, assumption of Liabilities and issuance of shares described in Sections 2.1 and
2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

     1.3  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.4 "Current Fund" shall mean each of the series portfolios of the Company as shown on Schedule A.

     1.5 "Current Fund Class" shall mean each class of common stock of the Company representing an interest in a Current Fund as shown on Schedule B.

     1.6 "Current Fund Shares" shall mean the shares of a Current Fund outstanding immediately prior to the Reorganization.

     1.7  "Effective Time" shall have the meaning set forth in Section 3.1.

     1.8 "Liabilities" shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

     1.9 "New Fund" shall mean each of the series portfolios of the Trust, one of which shall correspond to one of the Current Funds as shown on Schedule A.

     1.10 "New Fund Class" shall mean each class of shares of beneficial interest in a New Fund, one of which shall correspond to one of the Current Fund Classes as shown on Schedule B.

     1.11 "New Fund Shares" shall mean those shares of beneficial interest in a New Fund issued to a Current Fund hereunder.

     1.12 "Registration Statement" shall have the meaning set forth in Section 5.4.

     1.13 "RIC" shall mean a "regulated investment company" (as defined under Subchapter M of the Code).

     1.14  "SEC" shall mean the Securities and Exchange Commission.

     1.15 "Shareholder(s)" shall mean a Current Fund's shareholder(s) of record, determined as of the Effective Time.

     1.16  "Shareholders Meeting" shall have the meaning set forth in Section
5.1.

     1.17  "Transfer Agent" shall have the meaning set forth in Section 2.2.

     1.18  "1940 Act" shall mean the Investment Company Act of 1940, as amended.

                                      III-2

2.  PLAN OF REORGANIZATION

     2.1 The Company agrees, on behalf of each Current Fund, to assign, sell, convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The Trust, on behalf of each New Fund, agrees in exchange therefor:

          (a) to issue and deliver to the corresponding Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class designated on Schedule B equal to the number of full and fractional Current Fund Shares of each corresponding Current Fund Class designated on Schedule B; and

          (b) to assume all of the Current Fund's Liabilities.

Such transactions shall take place at the Closing.

     2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by each New Fund for $10.00 and (b) each Current Fund shall distribute the New Fund Shares received by it pursuant to Section 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on each New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on each Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.

     2.3 Following receipt of the required shareholder vote and as soon as reasonably practicable after the Closing, the status of each Current Fund as a designated series of the Company shall be terminated; provided, however, that the termination of each Current Fund as a designated series of the Company shall not be required if the Reorganization shall not have been consummated.

     2.4 Following receipt of the required shareholder vote and as soon as reasonably practicable after distribution of the New Fund Shares pursuant to
Section 2.2, the Company and the Trust shall cause Articles of Transfer to be filed with the State Department of Assessments and Taxation of Maryland and, following the filing of Articles of Transfer, the Company shall file Articles of Dissolution with the State Department of Assessments and Taxation of Maryland to dissolve the Company as a Maryland corporation; provided, however, that the filing of Articles of Transfer and Articles of Dissolution as aforesaid shall not be required if the Reorganization shall not have been consummated.

     2.5 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

     2.6 Any reporting responsibility of the Company or each Current Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

3.  CLOSING

     3.1 The Closing shall occur at the principal office of the Company on [date], 2003, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Company's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

     3.2 The Company or its fund accounting agent shall deliver to the Trust at the Closing, a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Funds to the New

                                      III-3

Funds, as reflected on the New Funds' books immediately following the Closing, does or will conform to such information on the Current Funds' books immediately before the Closing. The Company shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 The Company shall deliver to the Trust at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of outstanding Current Fund Shares of the Current Fund Class owned by each Shareholder, all as of the Effective Time, certified by the Company's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on each New Fund's share transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to the Company evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective Time or provide evidence satisfactory to the Company that such shares have been credited to each Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4 The Company and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.  REPRESENTATIONS AND WARRANTIES

     4.1 The Company represents and warrants on its own behalf and on behalf of each Current Fund as follows:

          (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Charter is on file with the Maryland Department of Assessments and Taxation;

          (b) The Company is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) Each Current Fund is a duly established and designated series of the Company;

          (d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;

          (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

          (f) Each Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; each Current Fund qualified for treatment as a RIC for each taxable year since it commenced operations that has ended (or will end) before the Closing and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); each Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and each Current Fund has made all distributions for each calendar year that has ended (or will end) before the Closing that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such calendar year;

                                      III-4

          (g) During the five-year period ending on the date of the Reorganization, neither Company nor any person related to Company (as defined in Section 1.368-1(e)(3) of the Federal income tax regulations adopted pursuant to the Code without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of a Current Fund for consideration other than shares of such Current Fund, except for shares redeemed in the ordinary course of such Current Fund's business as an open-end investment company as required by the 1940 Act, or (ii) made distributions with respect to a Current Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in such Current Fund at the Effective Time. There is no plan or intention of the Shareholders who individually own 5% or more of any Current Fund Shares and, to the best of the Company's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization. The Company does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, the Company is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

          (h) The Liabilities were incurred by the Current Funds in the ordinary course of their business and are associated with the Assets;

          (i) The Company is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          (j) As of the Effective Time, no Current Fund will have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as a series of an open-end diversified management investment company operating under the 1940 Act;

          (k) At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the Company's shareholders;

          (l) Throughout the five-year period ending on the date of the Closing, each Current Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner;

          (m) The fair market value of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject; and

          (n) The total adjusted basis of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred assets are subject.

     4.2 The Trust represents and warrants on its own behalf and on behalf of each New Fund as follows:

          (a) The Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

          (b) The Trust is duly registered as an open-end management investment company under the 1940 Act. At the Effective Time, the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement shall be duly registered under the Securities Act of 1933 by a Registration Statement filed with the SEC;
                                      III-5

          (c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;

          (d) No New Fund has commenced operations nor will it commence operations until after the Closing;

          (e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the Trust on behalf of any New Fund, except as provided in Section 5.2;

          (f) No consideration other than New Fund Shares (and each New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          (g) The New Fund Shares to be issued and delivered to each corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and nonassessable;

          (h) Each New Fund will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

          (i) The Trust, on behalf of the New Funds, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does the Trust, on behalf of the New Funds, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of such business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act;

          (j) Each New Fund will actively continue the corresponding Current Fund's business in substantially the same manner that the Current Fund conducted that business immediately before the Reorganization; and no New Fund has any plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as each Current Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets, provided, however that this Section 4.2(j) shall not preclude any of the combinations of funds set forth on Schedule C to this Agreement; and

          (k) There is no plan or intention for any of the New Funds to be dissolved or merged into another corporation or statutory trust or "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization, provided, however that this Section 4.2(k) shall not preclude any of the combinations of Funds set forth on Schedule C.

     4.3 Each of the Company and the Trust, on its own behalf and on behalf of each Current Fund or each New Fund, as appropriate, represents and warrants as follows:

          (a) The fair market value of the New Fund Shares of each New Fund received by each Shareholder will be equal to the fair market value of the Current Fund Shares of the corresponding Current Fund surrendered in exchange therefor;

          (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of each New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the corresponding Current Fund immediately before the Reorganization;

          (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

                                      III-6

          (d) There is no intercompany indebtedness between a Current Fund and a New Fund that was issued or acquired, or will be settled, at a discount; and

          (e) Immediately following consummation of the Reorganization, each New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the corresponding Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by a Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5.  COVENANTS

     5.1 As soon as practicable after the date of this Agreement, the Company shall call a meeting of its shareholders (the "Shareholders Meeting") to consider and act on this Agreement and, in connection therewith, the sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. The Board of Directors of the Company shall recommend that shareholders approve this Agreement and, in connection therewith, sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. Approval by shareholders of this Agreement will authorize the Company, and the Company hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3.

     5.2 Prior to the Closing, the Company shall acquire one New Fund Share in each New Fund Class of each New Fund for the purpose of enabling the Company to elect the Company's directors as the Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders), to ratify the selection of the Trust's independent accountants, and to vote on the matters referred to in Section 5.3.

     5.3 Immediately prior to the Closing, the Trust (on its own behalf and with respect to each New Fund or each New Fund Class, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Sub-Advisory Agreement, if applicable, a Master Administrative Services Agreement, Master Distribution Agreements, a Custodian Agreement, and a Transfer Agency and Servicing Agreement; shall adopt plans of distribution pursuant to Rule 12b-l of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act; and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by the Company as the sole shareholder of each New Fund.

     5.4 The Company or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Company's Registration Statement on Form N-lA under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), (i) which will contain such amendments to such Registration Statement as are determined by the Company to be necessary and appropriate to effect the Reorganization, (ii) which will register the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement, and (iii) if applicable, under which the Trust will succeed to the Registration Statement, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective as of the Closing.

6.  CONDITIONS PRECEDENT

     The obligations of the Company, on its own behalf and on behalf of each Current Fund, and the Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated

                                      III-7
hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

          6.1 The shareholders of the Company shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

          6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either the Company or the Trust may for itself waive any of such conditions.

          6.3 Each of the Company and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that the Company and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

             (a) The Reorganization will constitute a reorganization within the meaning of section 368(a) of the Code, and each Current Fund and each New Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

             (b) No gain or loss will be recognized to a Current Fund on the transfer of its Assets to the corresponding New Fund in exchange solely for the New Fund's New Fund Shares and the New Fund's assumption of the Current Fund's Liabilities or on the subsequent distribution of those New Fund Shares to its Shareholders, in constructive exchange for their Current Fund Shares, in liquidation of the Current Fund;

             (c) No gain or loss will be recognized to a New Fund on its receipt of the corresponding Current Fund's Assets in exchange for New Fund Shares and its assumption of the Current Fund's Liabilities;

             (d) Each New Fund's basis for the corresponding Current Fund's Assets will be the same as the basis thereof in the Current Fund's hands immediately before the Reorganization, and the New Fund's holding period for those Assets will include the Current Fund's holding period therefor;

             (e) A Shareholder will recognize no gain or loss on the constructive exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and

             (f) A Shareholder's basis for the New Fund Shares of each New Fund to be received in the Reorganization will be the same as the basis for the Current Fund Shares of the corresponding Current Fund to be constructively surrendered in exchange for such New Fund Shares, and a Shareholder's holding period for such New Fund Shares will include its holding period for such Current Fund Shares, provided that such Current Fund Shares are held as capital assets by the Shareholder at the Effective Time.

          6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

                                      III-8

     At any time prior to the Closing, any of the foregoing conditions (except those set forth in Sections 6.1 and 6.3) may be waived by the directors/trustees of either the Company or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's Shareholders.

7.  EXPENSES

     Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

8.  ENTIRE AGREEMENT

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9.  AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Company's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the shareholders' interests.

10.  TERMINATION

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Company's shareholders:

          10.1 By either the Company or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2003; or

          10.2  By the parties' mutual agreement.

     Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either the Company or the Trust or any Current Fund or corresponding New Fund, to the other.

11.  MISCELLANEOUS

     11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by a duly authorized officer of the Trust in his or her capacity as an officer of the Trust intending to bind the Trust as provided herein, and no officer, trustee or shareholder of the Trust shall be personally liable for the liabilities or obligations of the Trust incurred hereunder. The liabilities and obligations of the Trust pursuant to this Agreement shall be enforceable against the assets of the New Funds only and not against the assets of the Trust generally.

                                      III-9

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest:                                       [NAME OF MARYLAND CORPORATION],
                                              on behalf of each of its series listed in Schedule A

                                              By:
--------------------------------------------  --------------------------------------------------------

                                              Title:
                                              --------------------------------------------------------
Attest:                                       [NAME OF DELAWARE STATUTORY TRUST],
                                              on behalf of each of its series listed in Schedule A

                                              By:
--------------------------------------------  --------------------------------------------------------

                                              Title:
                                              --------------------------------------------------------

                                      III-10

                                   SCHEDULE A

SERIES OF                                                      CORRESPONDING SERIES OF
[MARYLAND CORPORATION]                                        [DELAWARE STATUTORY TRUST]
(EACH A "CURRENT FUND")                                          (EACH A "NEW FUND")
-----------------------                                       --------------------------
[To Be Added]...............................................        [To Be Added]

                                      III-11

                                   SCHEDULE B

                                                              CORRESPONDING CLASSES OF
CLASSES OF EACH CURRENT FUND                                       EACH NEW FUND
----------------------------                                  ------------------------
[To Be Added]...............................................       [To Be Added]

                                      III-12

                                   SCHEDULE C

                        PERMITTED COMBINATIONS OF FUNDS

INVESCO Advantage Fund into AIM Opportunities III Fund

INVESCO Growth Fund into AIM Large Cap Growth Fund

INVESCO Growth & Income Fund into AIM Blue Chip Fund

INVESCO European Fund into AIM European Growth Fund

AIM International Core Equity Fund into INVESCO
  International Blue Chip Value Fund

AIM New Technology Fund into INVESCO Technology Fund

AIM Global Science and Technology Fund into INVESCO
  Technology Fund

INVESCO Telecommunications Fund into INVESCO Technology Fund

AIM Global Financial Services Fund into INVESCO Financial
  Services Fund

AIM Global Energy Fund into INVESCO Energy Fund

AIM Global Utilities Fund into INVESCO Utilities Fund

INVESCO Real Estate Opportunity Fund into AIM Real Estate
  Fund

INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund

INVESCO High Yield Fund into AIM High Yield Fund

INVESCO Select Income Fund into AIM Income Fund

INVESCO U.S. Government Securities Fund into AIM
  Intermediate Government Fund

INVESCO Cash Reserves Fund into AIM Money Market Fund

INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund

INVESCO Balanced Fund into INVESCO Total Return Fund

INVESCO Value Equity Fund into AIM Large Cap Basic Value
  Fund

AIM Premier Equity II Fund into AIM Premier Equity Fund

                                      III-13

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!



     VOTING BY TELEPHONE                            VOTING BY INTERNET                               VOTING BY MAIL

                                               1.  Read the accompanying Proxy               1.  Read the accompanying Proxy
1.  Read the accompanying Proxy                    Statement and Proxy Card.                     Statement and Proxy Card.
    Statement and Proxy Card.                  2.  Go to the Web site                        2.  Please mark, sign and date
2.  Call the toll-free number                      www.aiminvestments.com.                       your Proxy Card.
    1-888-221-0697.                            3.  Click on the My Account tab.              3.  Return the Proxy Card in the
3.  Enter your Control Number listed           4.  Click on the 2003 Proxy Information           postage-paid envelope provided or
    on the Proxy Card.                             link.                                         return it to Proxy Tabulator, P.O.
4.  Follow the recorded instructions.          5.  Follow the instructions provided.             Box 9123, Hingham, MA 02043-9723.
                                               6.  Enter your Control Number listed on
                                                   the Proxy Card.

           -----------------------------------------------------------
                CONTROL NUMBER FOR TELEPHONE OR INTERNET VOTING.

                   ****CONTROL NUMBER: 999 999 999 999 99****

           -----------------------------------------------------------

PROXY CARD                                                            PROXY CARD
             PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")

                                       OF

                   INVESCO INTERNATIONAL BLUE CHIP VALUE FUND

    (An investment PORTFOLIO OF INVESCO INTERNATIONAL FUNDS, INC. "Company")

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2003

The undersigned hereby appoints Bob R. Baker, Glen A. Payne and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on October 21, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

                                       --  PROXY MUST BE SIGNED AND DATED BELOW.

NOTE: DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

                                       Dated                      2003
                                             --------------------




                                       -----------------------------------------
                                            Signature(s) (if held jointly)


                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. All joint
                                       owners should sign. When signing as
                                       executor, administrator, attorney,
                                       trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

  -- PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. ?
     PLEASE DO NOT USE FINE POINT PENS.

                                                           [X]



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                                                                                 WITHHOLD
1.  To elect sixteen individuals to the Board,                                       FOR         AUTHORITY        FOR ALL
    each of whom will serve until his or her successor is                            ALL     FOR ALL NOMINEES     EXCEPT
    elected and qualified:                                                           [ ]           [ ]              [ ]

01  Bob R. Baker        05  Albert R. Dowden      09  Robert H. Graham     13  Ruth H. Quigley
02  Frank S. Bayley     06  Edward K. Dunn, Jr.   10  Gerald J. Lewis      14  Louis S. Sklar
03  James T. Bunch      07  Jack M. Fields        11  Prema Mathai-Davis   15  Larry Soll, Ph.D.
04  Bruce L. Crockett   08  Carl Frischling       12  Lewis F. Pennock     16  Mark H. Williamson


TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND WRITE THE NOMINEE NUMBER(s) ON THE LINE PROVIDED.

-----------------------------------------------------

                                                                                     FOR         AGAINST          ABSTAIN
2.   To approve a new Investment Advisory Agreement with A I M Advisors, Inc.        [ ]           [ ]              [ ]

3.   To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and
     INVESCO Global Asset Management (N.A.), Inc.                                    [ ]           [ ]              [ ]

4.   To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all Company's assets and the dissolution of Company
     as a Maryland corporation.                                                      [ ]           [ ]              [ ]

     IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


                          PLEASE SIGN ON REVERSE SIDE.

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!


     VOTING BY TELEPHONE                     VOTING BY INTERNET                           VOTING BY MAIL
1.  Read the accompanying Proxy         1.  Read the accompanying Proxy            1.  Read the accompanying Proxy
    Statement and Proxy Card.               Statement and Proxy Card.                  Statement and Proxy Card.
2.  Call the toll-free number           2.  Go to the Web site                     2.  Please mark, sign and date
    1-888-221-0697.                         www.aiminvestments.com.                    your Proxy Card.
3.  Enter your Control Number listed    3.  Click on the My Account tab.           3.  Return the Proxy Card in the
    on the Proxy Card.                  4.  Click on the 2003 Proxy Information        postage-paid envelope provided or
4.  Follow the recorded instructions.       link.                                      return it to Proxy Tabulator, P.O.
                                        5.  Follow the instructions provided.          Box 9123, Hingham, MA 02043-9723.
                                        6.  Enter your Control Number listed on
                                            the Proxy Card.

--------------------------------------------------------------------------------
                CONTROL NUMBER FOR TELEPHONE OR INTERNET VOTING.

                   ****CONTROL NUMBER: 999 999 999 999 99****
--------------------------------------------------------------------------------

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")

                                       OF

                            INVESCO MULTI-SECTOR FUND

  (AN INVESTMENT PORTFOLIO OF INVESCO MANAGER SERIES FUNDS, INC. ("COMPANY"))

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2003

The undersigned hereby appoints Bob R. Baker, Glen A. Payne and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on October 21, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

NOTE: DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

                                       -- PROXY MUST BE SIGNED AND DATED BELOW.

                                       Dated                               2003
                                             -----------------------------





                                       ----------------------------------------
                                             Signature(s) (if held jointly)

                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. All joint
                                       owners should sign. When signing as
                                       executor, administrator, attorney,
                                       trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

  -- PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. --
     PLEASE DO NOT USE FINE POINT PENS.

                                                                 [X]


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

1.  To elect sixteen individuals to the Board,                                                             WITHHOLD
    each of whom will serve until his or her successor is                                       FOR        AUTHORITY        FOR ALL
    elected and qualified:                                                                      ALL     FOR ALL NOMINEES     EXCEPT
                                                                                                [ ]           [ ]             [ ]
01  Bob R. Baker       05  Albert R. Dowden    09  Robert H. Graham    13  Ruth H. Quigley
02  Frank S. Bayley    06  Edward K. Dunn, Jr. 10  Gerald J. Lewis     14  Louis S. Sklar
03  James T. Bunch     07  Jack M. Fields      11  Prema Mathai-Davis  15  Larry Soll, Ph.D.
04  Bruce L. Crockett  08  Carl Frischling     12  Lewis F. Pennock    16  Mark H. Williamson

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND WRITE THE NOMINEE NUMBER(s) ON THE LINE PROVIDED

--------------------------------------------------------------------------------
                                                                                                FOR         AGAINST         ABSTAIN
2.  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.                    [ ]           [ ]             [ ]

3.  To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and                    [ ]           [ ]             [ ]
    INVESCO Institutional (N.A.), Inc.

4.  To approve an Agreement and Plan of Reorganization which provides for the                   [ ]           [ ]             [ ]
    redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of
    Company as a Maryland corporation.

    IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                          PLEASE SIGN ON REVERSE SIDE.

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!


     VOTING BY TELEPHONE                        VOTING BY INTERNET                         VOTING BY MAIL
1.  Read the accompanying Proxy          1.  Read the accompanying Proxy            1.  Read the accompanying Proxy
    Statement and Proxy Card.                Statement and Proxy Card.                  Statement and Proxy Card.
2.  Call the toll-free number            2.  Go to the Web site                     2.  Please mark, sign and date
    1-888-221-0697.                          www.aiminvestments.com.                    your Proxy Card.
3.  Enter your Control Number listed     3.  Click on the My Account tab.           3.  Return the Proxy Card in the
    on the Proxy Card.                   4.  Click on the 2003 Proxy Information        postage-paid envelope provided or
4.  Follow the recorded instructions.        link.                                      return it to Proxy Tabulator, P.O.
                                         5.  Follow the instructions provided.          Box 9123, Hingham, MA 02043-9723.
                                         6.  Enter your Control Number listed on
                                             the Proxy Card.

           -----------------------------------------------------------
                CONTROL NUMBER FOR TELEPHONE OR INTERNET VOTING.

                   ****CONTROL NUMBER: 999 999 999 999 99****
           -----------------------------------------------------------

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")

                                       OF

                       INVESCO U.S. GOVERNMENT MONEY FUND

   (AN INVESTMENT PORTFOLIO OF INVESCO MONEY MARKET FUNDS, INC. ("COMPANY"))

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2003

The undersigned hereby appoints Bob R. Baker, Glen A. Payne and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on October 21, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF EACH NOMINEE AND "FOR" EACH OTHER PROPOSAL.

NOTE: DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

                                       -- PROXY MUST BE SIGNED AND DATED BELOW.

                                       Dated                               2003
                                             -----------------------------





                                       ----------------------------------------
                                              Signature(s) (if held jointly)

                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. All joint
                                       owners should sign. When signing as
                                       executor, administrator, attorney,
                                       trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

  -- PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. --
     PLEASE DO NOT USE FINE POINT PENS.


                                                           [X]


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

1.  To elect sixteen individuals to the Board,                                                               WITHHOLD
    each of whom will serve until his or her successor is                                         FOR        AUTHORITY      FOR ALL
    elected and qualified:                                                                        ALL     FOR ALL NOMINEES   EXCEPT
                                                                                                  [ ]           [ ]           [ ]
01  Bob R. Baker       05  Albert R. Dowden     09  Robert H. Graham    13  Ruth H. Quigley
02  Frank S. Bayley    06  Edward K. Dunn, Jr.  10  Gerald J. Lewis     14  Louis S. Sklar
03  James T. Bunch     07  Jack M. Fields       11  Prema Mathai-Davis  15  Larry Soll, Ph.D.
04  Bruce L. Crockett  08  Carl Frischling      12  Lewis F. Pennock    16  Mark H. Williamson

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND WRITE THE NOMINEE NUMBER(s) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------
                                                                                                  FOR         AGAINST       ABSTAIN
2.   To approve a new Investment Advisory Agreement with A I M Advisors, Inc.                     [ ]           [ ]           [ ]

3.  To approve an Agreement and Plan of Reorganization which provides for the                     [ ]           [ ]           [ ]
    redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of
    Company as a Maryland corporation.

    IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                          PLEASE SIGN ON REVERSE SIDE.

                       ezVote(TM) Consolidated Proxy Card

The top half of this form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

                   ****CONTROL NUMBER: 999 999 999 999 99****


PROXY CARD                                                            PROXY CARD

      PROXY SOLICITED BY THE BOARD OF [DIRECTORS] [TRUSTEES] (THE "BOARD")

                                       OF

                            [INSERT PORTFOLIO NAME]

                            [INSERT REGISTRANT NAME]

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2003

The undersigned hereby appoints [INSERT PROXY NAMES], and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on October 21, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL AND "FOR" EACH NOMINEE.

NOTE: DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

                                       *   PROXY MUST BE SIGNED AND DATED BELOW.

                                       Dated ____________________ 2003


                                       -----------------------------------------



                                       -----------------------------------------
                                            Signature(s) (if held jointly)

                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. All joint
                                       owners should sign. When signing as
                                       executor, administrator, attorney,
                                       trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


              DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW.

            VOTING BY TELEPHONE                             VOTING BY INTERNET                            VOTING BY MAIL
1.       Read the accompanying Proxy          1.       Read the accompanying Proxy            1.       Read the accompanying Proxy
         Statement and Proxy Card.                     Statement and Proxy Card.                       Statement and Proxy Card.
2.       Call the toll-free number            2.       Go to the Web site                     2.       Please mark, sign and date
         1-888-221-0697.                               www.aiminvestments.com.                         your Proxy Card.
3.       Enter your Control Number listed     3.       Click on the My Account tab.           3.       Return the Proxy Card in the
         on the Proxy Card.                   4.       Click on the 2003 Proxy Information             postage-paid envelope
4.       Follow the recorded instructions.             link.                                           provided or return it to
                                              5.       Follow the instructions provided.               Proxy Tabulator, P.O. Box
                                              6.       Enter your Control Number listed on             9123, Hingham, MA 02043-9723.
                                                       the Proxy Card.

                               INDIVIDUAL BALLOTS

On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

NOTE: IF YOU ELECT TO VOTE EACH ACCOUNT SEPARATELY, DO NOT RETURN THE
      CONSOLIDATED PROXY CARD ABOVE.

                       SIGN BELOW ONLY IF YOU ARE VOTING
                            EACH ACCOUNT SEPARATELY.

Dated _______________________ 2003


                      ____________________________________
                         Signature(s) (if held jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

   * PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. * PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

[PROPOSALS APPEAR HERE]                   FOR           AGAINST         ABSTAIN
                                          [ ]             [ ]             [ ]


                                                       WITHHOLD
                                          FOR          AUTHORITY        FOR ALL
                                          ALL       FOR ALL NOMINEES    EXCEPT
                                          [ ]             [ ]             [ ]


         -----------------------------------------------------------------------

         IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                          PLEASE SIGN ON REVERSE SIDE.

              DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW.

                              INDIVIDUAL BALLOT(S)

NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL
      BALLOT(S) BELOW.


XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345                           CONTROL NUMBER
                                          XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

[PROPOSALS APPEAR HERE]                   FOR           AGAINST         ABSTAIN
                                          [ ]             [ ]             [ ]


                                                       WITHHOLD
                                          FOR          AUTHORITY        FOR ALL
                                          ALL       FOR ALL NOMINEES    EXCEPT
                                          [ ]             [ ]             [ ]


                                          FOR           AGAINST         ABSTAIN
                                          [ ]             [ ]             [ ]
                                          [ ]             [ ]             [ ]